Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Separate Account VL II of Talcott Resolution Life Insurance Company and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of each of the Sub-Accounts of Separate Account VL II of Talcott Resolution Life Insurance Company (the “Account”) listed in Note 1 (collectively, the “Sub-Accounts”), as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2024, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	December 31, 2024	Year ended December 31, 2024	Two years in the period ended December 31, 2024	Four years in the period ended December 31, 2024 and the period from April 30, 2020 to December 31, 2020
AB VPS Sustainable International Thematic Portfolio (Class B)	December 31, 2024	Period from January 1, 2024, to April 15, 2024	Period from January 1, 2024 to April 15, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to April 15, 2024 and the four years in the period ended December 31, 2023

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial

SA-1

Report of Independent Registered Public Accounting Firm
statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the Account’s custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Hartford, Connecticut
April 18, 2025

We have served as the auditor of Separate Account VL II of Talcott Resolution Life Insurance Company since 2002.

SA-2

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	AB VPS Balanced Hedged Allocation (Class B)	AB VPS Sustainable International Thematic Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Discovery Value Portfolio (Class B)	American Funds IS® Asset Allocation Fund (Class 2)
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	5,942	—	10,214	26,214	550,649
Cost	$58,513	$—	$197,845	$459,752	$11,468,650
Fair Value	$53,541	$—	$153,829	$472,380	$14,124,138
Due from Sponsor Company	—	—	—	—	1,842
Receivable for fund shares sold	—	—	—	—	—

Total assets	53,541	—	153,829	472,380	14,125,980

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	1,842

Total liabilities	—	—	—	—	1,842

Net assets:
For contract liabilities	$53,541	$—	$153,829	$472,380	$14,124,138

Deferred contracts in the accumulation period:
Units owned by participants #	2,312	—	12,734	10,575	263,478
Contract liability	$53,541	$—	$153,829	$472,380	$14,124,138

# Rounded units
(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-3

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	American Funds IS® Washington Mutual Investors Fund (Class 2)	American Funds IS® The Bond Fund of America® (Class 2)	American Funds IS® Capital World Bond Fund® (Class 2)	American Funds IS® Capital World Growth and Income Fund® (Class 2)	American Funds IS® Global Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	137,712	276,885	10,397	14,371	139,862
Cost	$1,699,505	$2,902,395	$119,192	$177,665	$3,749,560
Fair Value	$2,276,376	$2,525,191	$98,982	$222,603	$5,086,766
Due from Sponsor Company	—	1,990	—	—	81
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,276,376	2,527,181	98,982	222,603	5,086,847

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	1,990	—	—	81

Total liabilities	—	1,990	—	—	81

Net assets:
For contract liabilities	$2,276,376	$2,525,191	$98,982	$222,603	$5,086,766

Deferred contracts in the accumulation period:
Units owned by participants #	33,162	139,524	7,929	7,128	738,472
Contract liability	$2,276,376	$2,525,191	$98,982	$222,603	$5,086,766

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-4

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	American Funds IS® Global Small Capitalization Fund (Class 2)	American Funds IS® Growth Fund (Class 2)	American Funds IS® Growth-Income Fund (Class 2)	American Funds IS® International Fund (Class 2)	American Funds IS® New World Fund® (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	391,637	239,311	210,231	260,142	59,474
Cost	$7,350,057	$17,865,379	$9,447,158	$4,757,516	$1,297,805
Fair Value	$6,677,409	$30,102,967	$14,375,606	$4,617,526	$1,565,940
Due from Sponsor Company	—	2,156	—	59	225
Receivable for fund shares sold	—	—	—	—	—

Total assets	6,677,409	30,105,123	14,375,606	4,617,585	1,566,165

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	2,156	—	59	225

Total liabilities	—	2,156	—	59	225

Net assets:
For contract liabilities	$6,677,409	$30,102,967	$14,375,606	$4,617,526	$1,565,940

Deferred contracts in the accumulation period:
Units owned by participants #	1,339,124	3,316,196	1,914,851	112,401	25,913
Contract liability	$6,677,409	$30,102,967	$14,375,606	$4,617,526	$1,565,940

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-5

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Fidelity® VIP Equity-Income Portfolio℠ (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio℠ (Service Class 2)	Fidelity® VIP Freedom 2020 Portfolio℠ (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio℠ (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	341,794	3,279	2,378	32,537	44,140
Cost	$7,864,877	$51,872	$27,362	$391,501	$530,238
Fair Value	$9,088,311	$53,945	$27,089	$409,640	$718,156
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	9,088,311	53,945	27,089	409,640	718,156

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$9,088,311	$53,945	$27,089	$409,640	$718,156

Deferred contracts in the accumulation period:
Units owned by participants #	791,463	8,390	1,235	16,446	25,079
Contract liability	$9,088,311	$53,945	$27,089	$409,640	$718,156

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-6

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity® VIP Overseas Portfolio (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	2,626,034	—	88,445	131,456	8,692
Cost	$2,626,034	$—	$3,303,870	$4,401,150	$175,656
Fair Value	$2,626,034	$—	$4,908,689	$4,664,059	$221,394
Due from Sponsor Company	119	—	226	270	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,626,153	—	4,908,915	4,664,329	221,394

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	119	—	226	270	—

Total liabilities	119	—	226	270	—

Net assets:
For contract liabilities	$2,626,034	$—	$4,908,689	$4,664,059	$221,394

Deferred contracts in the accumulation period:
Units owned by participants #	225,289	—	67,059	90,047	41,749
Contract liability	$2,626,034	$—	$4,908,689	$4,664,059	$221,394

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-7

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Fidelity® VIP Strategic Income Portfolio (Service Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class 2)	Franklin DynaTech VIP Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	2,748	179	16,215	106,091	67,214
Cost	$31,207	$2,331	$90,527	$1,614,833	$1,251,211
Fair Value	$29,045	$2,820	$90,320	$1,523,471	$1,178,942
Due from Sponsor Company	—	—	—	307	108
Receivable for fund shares sold	—	—	—	—	—

Total assets	29,045	2,820	90,320	1,523,778	1,179,050

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	307	108

Total liabilities	—	—	—	307	108

Net assets:
For contract liabilities	$29,045	$2,820	$90,320	$1,523,471	$1,178,942

Deferred contracts in the accumulation period:
Units owned by participants #	1,453	67	1,593	51,986	35,556
Contract liability	$29,045	$2,820	$90,320	$1,523,471	$1,178,942

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-8

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Rising Dividends VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Franklin Strategic Income VIP Fund (Class 1)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	123,309	15,520	185,895	19,702	56,214
Cost	$2,110,220	$407,700	$2,677,005	$337,159	$614,280
Fair Value	$2,021,037	$435,801	$2,662,020	$291,398	$525,599
Due from Sponsor Company	—	225	226	—	149
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,021,037	436,026	2,662,246	291,398	525,748

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	225	226	—	149

Total liabilities	—	225	226	—	149

Net assets:
For contract liabilities	$2,021,037	$435,801	$2,662,020	$291,398	$525,599

Deferred contracts in the accumulation period:
Units owned by participants #	48,281	7,159	37,460	6,376	27,582
Contract liability	$2,021,037	$435,801	$2,662,020	$291,398	$525,599

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-9

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,636	249,058	561,232	295,070	676,337
Cost	$17,597	$6,961,401	$26,057,912	$4,706,730	$14,771,919
Fair Value	$25,939	$7,304,866	$29,851,955	$6,650,883	$15,812,754
Due from Sponsor Company	—	—	300	2,020	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	25,939	7,304,866	29,852,255	6,652,903	15,812,754

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	300	2,020	—

Total liabilities	—	—	300	2,020	—

Net assets:
For contract liabilities	$25,939	$7,304,866	$29,851,955	$6,650,883	$15,812,754

Deferred contracts in the accumulation period:
Units owned by participants #	542	670,413	982,383	717,158	804,902
Contract liability	$25,939	$7,304,866	$29,851,955	$6,650,883	$15,812,754

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-10

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	274,621	149,541	272,926	98	184,668
Cost	$3,942,036	$4,804,186	$4,943,868	$2,520	$13,339,869
Fair Value	$4,437,877	$4,242,492	$4,838,981	$2,828	$18,559,153
Due from Sponsor Company	—	—	113	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	4,437,877	4,242,492	4,839,094	2,828	18,559,153

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	113	—	—

Total liabilities	—	—	113	—	—

Net assets:
For contract liabilities	$4,437,877	$4,242,492	$4,838,981	$2,828	$18,559,153

Deferred contracts in the accumulation period:
Units owned by participants #	649,085	255,517	521,145	56	1,097,570
Contract liability	$4,437,877	$4,242,492	$4,838,981	$2,828	$18,559,153

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-11

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,368,612	363,018	—	10,059	31,329
Cost	$15,120,041	$3,661,877	$—	$153,869	$331,786
Fair Value	$12,933,388	$3,779,014	$—	$174,325	$265,354
Due from Sponsor Company	261	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	12,933,649	3,779,014	—	174,325	265,354

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	261	—	—	—	—

Total liabilities	261	—	—	—	—

Net assets:
For contract liabilities	$12,933,388	$3,779,014	$—	$174,325	$265,354

Deferred contracts in the accumulation period:
Units owned by participants #	3,134,121	1,761,778	—	4,027	13,746
Contract liability	$12,933,388	$3,779,014	$—	$174,325	$265,354

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-12

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. Global Real Estate Fund (Series I)	Invesco V.I. Growth and Income Fund (Series II)	Invesco V.I. EQV International Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	9,219	1,453	1,497	9,224	16,201
Cost	$159,894	$44,074	$23,049	$176,261	$526,439
Fair Value	$189,999	$48,853	$20,051	$186,888	$543,054
Due from Sponsor Company	—	—	113	—	45
Receivable for fund shares sold	—	—	—	—	—

Total assets	189,999	48,853	20,164	186,888	543,099

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	113	—	45

Total liabilities	—	—	113	—	45

Net assets:
For contract liabilities	$189,999	$48,853	$20,051	$186,888	$543,054

Deferred contracts in the accumulation period:
Units owned by participants #	4,071	810	866	4,882	27,785
Contract liability	$189,999	$48,853	$20,051	$186,888	$543,054

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-13

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Fundamental Equity Portfolio (Class VC)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	11,444	23,137	182,704	3,784	—
Cost	$128,718	$400,154	$2,184,329	$60,765	$—
Fair Value	$127,718	$448,160	$1,900,126	$70,305	$—
Due from Sponsor Company	—	—	187	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	127,718	448,160	1,900,313	70,305	—

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	187	—	—

Total liabilities	—	—	187	—	—

Net assets:
For contract liabilities	$127,718	$448,160	$1,900,126	$70,305	$—

Deferred contracts in the accumulation period:
Units owned by participants #	2,354	9,376	78,145	1,228	—
Contract liability	$127,718	$448,160	$1,900,126	$70,305	$—

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-14

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Growth Series (Initial Class)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	322	3,712	7,368	7,390	85,604
Cost	$11,387	$207,285	$240,837	$129,719	$1,107,447
Fair Value	$12,840	$272,102	$292,812	$102,062	$984,452
Due from Sponsor Company	—	1,842	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	12,840	273,944	292,812	102,062	984,452

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	1,842	—	—	—

Total liabilities	—	1,842	—	—	—

Net assets:
For contract liabilities	$12,840	$272,102	$292,812	$102,062	$984,452

Deferred contracts in the accumulation period:
Units owned by participants #	314	3,498	4,876	1,394	56,207
Contract liability	$12,840	$272,102	$292,812	$102,062	$984,452

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-15

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)	Invesco V.I. Main Street Fund® (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	41,515	71,351	47	18,257	3,335
Cost	$937,681	$1,329,135	$2,058	$651,322	$72,871
Fair Value	$966,050	$1,543,313	$2,811	$705,833	$66,073
Due from Sponsor Company	—	89	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	966,050	1,543,402	2,811	705,833	66,073

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	89	—	—	—

Total liabilities	—	89	—	—	—

Net assets:
For contract liabilities	$966,050	$1,543,313	$2,811	$705,833	$66,073

Deferred contracts in the accumulation period:
Units owned by participants #	24,307	38,417	46	15,371	1,228
Contract liability	$966,050	$1,543,313	$2,811	$705,833	$66,073

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-16

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	13,776	6,523	5,071	240,129	8,401
Cost	$332,744	$106,484	$39,745	$5,886,317	$139,063
Fair Value	$392,482	$139,982	$23,278	$7,909,841	$167,933
Due from Sponsor Company	45	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	392,527	139,982	23,278	7,909,841	167,933

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	45	—	—	—	—

Total liabilities	45	—	—	—	—

Net assets:
For contract liabilities	$392,482	$139,982	$23,278	$7,909,841	$167,933

Deferred contracts in the accumulation period:
Units owned by participants #	8,181	1,814	607	95,949	1,800
Contract liability	$392,482	$139,982	$23,278	$7,909,841	$167,933

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-17

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	139,723	10,426	202,951	139,438	49,802
Cost	$2,216,930	$145,473	$1,568,799	$1,490,242	$716,182
Fair Value	$2,062,309	$172,865	$1,158,852	$1,133,627	$777,411
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,062,309	172,865	1,158,852	1,133,627	777,411

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$2,062,309	$172,865	$1,158,852	$1,133,627	$777,411

Deferred contracts in the accumulation period:
Units owned by participants #	28,779	2,363	17,281	28,172	23,072
Contract liability	$2,062,309	$172,865	$1,158,852	$1,133,627	$777,411

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-18

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Core Equity Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	188	1,012	2,204	44	130,711
Cost	$2,818	$12,940	$32,945	$44	$3,888,169
Fair Value	$3,667	$12,362	$49,474	$44	$6,602,229
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	3,667	12,362	49,474	44	6,602,229

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$3,667	$12,362	$49,474	$44	$6,602,229

Deferred contracts in the accumulation period:
Units owned by participants #	119	371	729	21	41,418
Contract liability	$3,667	$12,362	$49,474	$44	$6,602,229

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-19

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Putnam VT Small Cap Value Fund (Class IB)	Templeton Developing Markets VIP Fund (Class 1)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	10,696	26,295	21,740	111,311	14,670
Cost	$140,848	$234,487	$300,459	$1,782,126	$174,306
Fair Value	$122,678	$224,292	$299,138	$1,266,722	$183,079
Due from Sponsor Company	—	—	—	74	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	122,678	224,292	299,138	1,266,796	183,079

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	74	—

Total liabilities	—	—	—	74	—

Net assets:
For contract liabilities	$122,678	$224,292	$299,138	$1,266,722	$183,079

Deferred contracts in the accumulation period:
Units owned by participants #	3,365	16,134	21,230	82,978	8,828
Contract liability	$122,678	$224,292	$299,138	$1,266,722	$183,079

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-20

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Large Cap Growth Fund (Class IB)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio℠ (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	43,407	46,493	535,019	8,173	65,634
Cost	$420,209	$494,624	$13,497,939	$177,608	$349,197
Fair Value	$249,154	$799,685	$18,757,763	$208,413	$303,230
Due from Sponsor Company	—	—	—	—	149
Receivable for fund shares sold	—	—	—	—	—

Total assets	249,154	799,685	18,757,763	208,413	303,379

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	149

Total liabilities	—	—	—	—	149

Net assets:
For contract liabilities	$249,154	$799,685	$18,757,763	$208,413	$303,230

Deferred contracts in the accumulation period:
Units owned by participants #	4,618	17,910	773,632	5,027	17,006
Contract liability	$249,154	$799,685	$18,757,763	$208,413	$303,230

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-21

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)	Putnam VT International Value Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	19,518	870	3,023	4,371	139
Cost	$490,042	$5,590	$31,365	$62,771	$1,332
Fair Value	$632,786	$4,904	$24,245	$67,263	$1,678
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	632,786	4,904	24,245	67,263	1,678

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$632,786	$4,904	$24,245	$67,263	$1,678

Deferred contracts in the accumulation period:
Units owned by participants #	7,645	140	1,209	2,133	106
Contract liability	$632,786	$4,904	$24,245	$67,263	$1,678

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-22

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Large Cap Growth Fund (Class IA)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	Putnam VT Core Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	2,980	790,729	4,596	2,300
Cost	$83,958	$7,814,179	$324,348	$36,949
Fair Value	$143,928	$14,209,400	$358,606	$51,548
Due from Sponsor Company	—	—	—	—
Receivable for fund shares sold	—	—	—	—

Total assets	143,928	14,209,400	358,606	51,548

Liabilities:
Due to Sponsor Company	—	—	—	—
Payable for fund shares purchased	—	—	—	—

Total liabilities	—	—	—	—

Net assets:
For contract liabilities	$143,928	$14,209,400	$358,606	$51,548

Deferred contracts in the accumulation period:
Units owned by participants #	1,523	316,047	21,277	633
Contract liability	$143,928	$14,209,400	$358,606	$51,548

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-23

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	AB VPS Balanced Hedged Allocation (Class B)	AB VPS Sustainable International Thematic Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Discovery Value Portfolio (Class B)	American Funds IS® Asset Allocation Fund (Class 2)
	Sub-Account	Sub-Account(1)	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$929	$—	$3,758	$2,975	$295,060

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(62)	(8,965)	(12,682)	222	124,851
Net realized gain distributions	1,070	—	—	23,444	574,354
Change in unrealized appreciation (depreciation)	2,253	8,033	16,553	14,659	1,038,831
Net gain (loss) on investments	3,261	(932)	3,871	38,325	1,738,036

Net increase (decrease) in net assets resulting from operations	$4,190	$(932)	$7,629	$41,300	$2,033,096

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-24

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	American Funds IS® Washington Mutual Investors Fund (Class 2)	American Funds IS® The Bond Fund of America® (Class 2)	American Funds IS® Capital World Bond Fund® (Class 2)	American Funds IS® Capital World Growth and Income Fund® (Class 2)	American Funds IS® Global Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$36,153	$104,559	$2,137	$3,634	$78,625

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	104,216	(10,687)	(222)	1,131	57,850
Net realized gain distributions	20,027	—	—	—	143,774
Change in unrealized appreciation (depreciation)	262,279	(63,405)	(5,078)	22,275	343,483
Net gain (loss) on investments	386,522	(74,092)	(5,300)	23,406	545,107

Net increase (decrease) in net assets resulting from operations	$422,675	$30,467	$(3,163)	$27,040	$623,732

The accompanying notes are an integral part of these financial statements.
SA-25

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	American Funds IS® Global Small Capitalization Fund (Class 2)	American Funds IS® Growth Fund (Class 2)	American Funds IS® Growth-Income Fund (Class 2)	American Funds IS® International Fund (Class 2)	American Funds IS® New World Fund® (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$71,114	$92,373	$150,490	$57,502	$22,218

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(23,142)	825,214	229,577	1,850	31,637
Net realized gain distributions	246,248	633,371	600,468	—	7,404
Change in unrealized appreciation (depreciation)	(141,915)	6,000,174	1,894,275	95,190	35,609
Net gain (loss) on investments	81,191	7,458,759	2,724,320	97,040	74,650

Net increase (decrease) in net assets resulting from operations	$152,305	$7,551,132	$2,874,810	$154,542	$96,868

The accompanying notes are an integral part of these financial statements.
SA-26

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Fidelity® VIP Equity-Income Portfolio℠ (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio℠ (Service Class 2)	Fidelity® VIP Freedom 2020 Portfolio℠ (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio℠ (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$167,633	$1,317	$195	$10,873	$14,513

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	205,281	262	872	2,748	6,004
Net realized gain distributions	547,735	356	5	11,832	1,562
Change in unrealized appreciation (depreciation)	430,642	2,654	(154)	4,592	38,716
Net gain (loss) on investments	1,183,658	3,272	723	19,172	46,282

Net increase (decrease) in net assets resulting from operations	$1,351,291	$4,589	$918	$30,045	$60,795

The accompanying notes are an integral part of these financial statements.
SA-27

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity® VIP Overseas Portfolio (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$129,837	$—	$1,423	$15,801	$3,917

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	—	90,600	34,501	19,713
Net realized gain distributions	—	—	569,752	611,304	10,555
Change in unrealized appreciation (depreciation)	—	—	570,394	36,949	(19,072)
Net gain (loss) on investments	—	—	1,230,746	682,754	11,196

Net increase (decrease) in net assets resulting from operations	$129,837	$—	$1,232,169	$698,555	$15,113

The accompanying notes are an integral part of these financial statements.
SA-28

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Fidelity® VIP Strategic Income Portfolio (Service Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class 2)	Franklin DynaTech VIP Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,023	$22	$—	$78,644	$21,095

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(28)	105	(172)	(9,819)	152
Net realized gain distributions	—	390	—	6,443	88,643
Change in unrealized appreciation (depreciation)	603	(288)	18,895	29,243	(57,180)
Net gain (loss) on investments	575	207	18,723	25,867	31,615

Net increase (decrease) in net assets resulting from operations	$1,598	$229	$18,723	$104,511	$52,710

The accompanying notes are an integral part of these financial statements.
SA-29

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Rising Dividends VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Franklin Strategic Income VIP Fund (Class 1)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$39,950	$4,296	$23,185	$—	$23,544

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(3,856)	2,002	(2,452)	(1,144)	(7,876)
Net realized gain distributions	41,544	20,442	57,305	—	—
Change in unrealized appreciation (depreciation)	134,017	15,679	198,857	29,892	6,305
Net gain (loss) on investments	171,705	38,123	253,710	28,748	(1,571)

Net increase (decrease) in net assets resulting from operations	$211,655	$42,419	$276,895	$28,748	$21,973

The accompanying notes are an integral part of these financial statements.
SA-30

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$348	$143,012	$223,013	$38,120	$303,874

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	573	63,237	375,511	186,713	171,998
Net realized gain distributions	—	494,500	1,209,471	269,090	1,084,268
Change in unrealized appreciation (depreciation)	3,039	86,035	3,793,815	942,128	354,801
Net gain (loss) on investments	3,612	643,772	5,378,797	1,397,931	1,611,067

Net increase (decrease) in net assets resulting from operations	$3,960	$786,784	$5,601,810	$1,436,051	$1,914,941

The accompanying notes are an integral part of these financial statements.
SA-31

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$70,112	$—	$—	$8	$300,156

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	44,019	(137,868)	(32,759)	1	411,272
Net realized gain distributions	—	109,867	—	—	556,585
Change in unrealized appreciation (depreciation)	252,493	317,110	588,849	317	309,503
Net gain (loss) on investments	296,512	289,109	556,090	318	1,277,360

Net increase (decrease) in net assets resulting from operations	$366,624	$289,109	$556,090	$326	$1,577,516

The accompanying notes are an integral part of these financial statements.
SA-32

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$477,508	$161,133	$—	$1,270	$17,502

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(156,649)	15,879	2,563	477	(6,650)
Net realized gain distributions	—	—	—	3,807	—
Change in unrealized appreciation (depreciation)	(11,885)	13,029	79	35,879	651
Net gain (loss) on investments	(168,534)	28,908	2,642	40,163	(5,999)

Net increase (decrease) in net assets resulting from operations	$308,974	$190,041	$2,642	$41,433	$11,503

The accompanying notes are an integral part of these financial statements.
SA-33

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. Global Real Estate Fund (Series I)	Invesco V.I. Growth and Income Fund (Series II)	Invesco V.I. EQV International Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$2,823	$322	$532	$2,217	$9,893

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	444	170	(4,186)	115	1,599
Net realized gain distributions	13,243	3,866	—	11,398	2,941
Change in unrealized appreciation (depreciation)	8,304	5,839	2,514	11,784	(12,310)
Net gain (loss) on investments	21,991	9,875	(1,672)	23,297	(7,770)

Net increase (decrease) in net assets resulting from operations	$24,814	$10,197	$(1,140)	$25,514	$2,123

The accompanying notes are an integral part of these financial statements.
SA-34

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Fundamental Equity Portfolio (Class VC)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$408	$551	$105,634	$372	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(762)	448	(6,200)	182	1,051
Net realized gain distributions	2,941	19,507	—	3,806	—
Change in unrealized appreciation (depreciation)	16,671	47,738	19,550	8,085	101
Net gain (loss) on investments	18,850	67,693	13,350	12,073	1,152

Net increase (decrease) in net assets resulting from operations	$19,258	$68,244	$118,984	$12,445	$1,152

The accompanying notes are an integral part of these financial statements.
SA-35

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Growth Series (Initial Class)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$107	$—	$1,954	$—	$41,581

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6	3,128	1,065	(28,207)	(11,241)
Net realized gain distributions	933	19,330	19,878	—	—
Change in unrealized appreciation (depreciation)	1,083	40,985	25,481	34,599	(6,547)
Net gain (loss) on investments	2,022	63,443	46,424	6,392	(17,788)

Net increase (decrease) in net assets resulting from operations	$2,129	$63,443	$48,378	$6,392	$23,793

The accompanying notes are an integral part of these financial statements.
SA-36

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)	Invesco V.I. Main Street Fund® (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$23,542	$25,126	$—	$—	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	931	19,679	6	2,624	(378)
Net realized gain distributions	45,575	113,795	—	40,945	6,468
Change in unrealized appreciation (depreciation)	(793)	7,744	710	52,360	6,894
Net gain (loss) on investments	45,713	141,218	716	95,929	12,984

Net increase (decrease) in net assets resulting from operations	$69,255	$166,344	$716	$95,929	$12,984

The accompanying notes are an integral part of these financial statements.
SA-37

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$—	$1,456	$107,013	$5,399

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	10,192	1,550	(695)	327,481	11,443
Net realized gain distributions	14,253	—	—	367,445	—
Change in unrealized appreciation (depreciation)	23,975	26,059	602	658,073	16,089
Net gain (loss) on investments	48,420	27,609	(93)	1,352,999	27,532

Net increase (decrease) in net assets resulting from operations	$48,420	$27,609	$1,363	$1,460,012	$32,931

The accompanying notes are an integral part of these financial statements.
SA-38

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$41,409	$1,305	$66,083	$68,929	$19,727

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(28,754)	3,623	(44,021)	(81,397)	18,035
Net realized gain distributions	—	8,043	—	—	—
Change in unrealized appreciation (depreciation)	68,817	(8,693)	66,704	41,529	(7,896)
Net gain (loss) on investments	40,063	2,973	22,683	(39,868)	10,139

Net increase (decrease) in net assets resulting from operations	$81,472	$4,278	$88,766	$29,061	$29,866

The accompanying notes are an integral part of these financial statements.
SA-39

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Core Equity Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$58	$1,068	$368	$2	$24,992

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	828	(1,519)	4,854	—	269,893
Net realized gain distributions	—	116	2,493	—	41,187
Change in unrealized appreciation (depreciation)	(201)	2,344	4,343	—	1,005,025
Net gain (loss) on investments	627	941	11,690	—	1,316,105

Net increase (decrease) in net assets resulting from operations	$685	$2,009	$12,058	$2	$1,341,097

The accompanying notes are an integral part of these financial statements.
SA-40

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Putnam VT Small Cap Value Fund (Class IB)	Templeton Developing Markets VIP Fund (Class 1)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,452	$8,938	$7,585	$—	$1,856

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(7,355)	(7,808)	838	(28,249)	1,081
Net realized gain distributions	7,046	1,620	—	—	635
Change in unrealized appreciation (depreciation)	8,068	12,147	(10,947)	(134,408)	6,891
Net gain (loss) on investments	7,759	5,959	(10,109)	(162,657)	8,607

Net increase (decrease) in net assets resulting from operations	$9,211	$14,897	$(2,524)	$(162,657)	$10,463

The accompanying notes are an integral part of these financial statements.
SA-41

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Large Cap Growth Fund (Class IB)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio℠ (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$—	$228,568	$3,306	$11,443

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(98,985)	10,570	445,422	286	(3,503)
Net realized gain distributions	—	29,858	762,449	12,357	—
Change in unrealized appreciation (depreciation)	178,836	158,438	2,463,953	11,474	7,586
Net gain (loss) on investments	79,851	198,866	3,671,824	24,117	4,083

Net increase (decrease) in net assets resulting from operations	$79,851	$198,866	$3,900,392	$27,423	$15,526

The accompanying notes are an integral part of these financial statements.
SA-42

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)	Putnam VT International Value Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$6,906	$275	$1,288	$1,492	$38

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	29,957	(33)	(81)	223	11
Net realized gain distributions	28,109	—	—	—	4
Change in unrealized appreciation (depreciation)	42,182	122	(660)	340	21
Net gain (loss) on investments	100,248	89	(741)	563	36

Net increase (decrease) in net assets resulting from operations	$107,154	$364	$547	$2,055	$74

The accompanying notes are an integral part of these financial statements.
SA-43

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2024

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Large Cap Growth Fund (Class IA)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	Putnam VT Core Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$276	$11,902	$—	$287

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,951	407,549	175	318
Net realized gain distributions	895	524,491	—	2,618
Change in unrealized appreciation (depreciation)	24,556	2,768,162	70,940	7,903
Net gain (loss) on investments	27,402	3,700,202	71,115	10,839

Net increase (decrease) in net assets resulting from operations	$27,678	$3,712,104	$71,115	$11,126

The accompanying notes are an integral part of these financial statements.
SA-44

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	AB VPS Balanced Hedged Allocation (Class B)	AB VPS Sustainable International Thematic Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Discovery Value Portfolio (Class B)	American Funds IS® Asset Allocation Fund (Class 2)
	Sub-Account	Sub-Account(1)	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$929	$—	$3,758	$2,975	$295,060
Net realized gain (loss) on security transactions	(62)	(8,965)	(12,682)	222	124,851
Net realized gain distributions	1,070	—	—	23,444	574,354
Change in unrealized appreciation (depreciation)	2,253	8,033	16,553	14,659	1,038,831

Net increase (decrease) in net assets resulting from operations	4,190	(932)	7,629	41,300	2,033,096

Unit transactions:
Purchases	1,834	—	—	9,826	136,598
Net transfers	—	(12,800)	215	29,106	(280,666)
Surrenders for benefit payments and fees	—	(27,190)	—	(2,162)	(30,033)
Other transactions	—	—	—	—	—
Death benefits	—	—	(24,356)	(1,732)	(63,188)
Net loan activity	—	—	(2,910)	(1,195)	1,596
Cost of insurance and other fees	(1,028)	(1,300)	(14,091)	(9,619)	(361,031)

Net increase (decrease) in net assets resulting from unit transactions	806	(41,290)	(41,142)	24,224	(596,724)

Net increase (decrease) in net assets	4,996	(42,222)	(33,513)	65,524	1,436,372

Net assets:
Beginning of period	48,545	42,222	187,342	406,856	12,687,766
End of period	$53,541	$—	$153,829	$472,380	$14,124,138

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-45

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	American Funds IS® Washington Mutual Investors Fund (Class 2)	American Funds IS® The Bond Fund of America® (Class 2)	American Funds IS® Capital World Bond Fund® (Class 2)	American Funds IS® Capital World Growth and Income Fund® (Class 2)	American Funds IS® Global Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$36,153	$104,559	$2,137	$3,634	$78,625
Net realized gain (loss) on security transactions	104,216	(10,687)	(222)	1,131	57,850
Net realized gain distributions	20,027	—	—	—	143,774
Change in unrealized appreciation (depreciation)	262,279	(63,405)	(5,078)	22,275	343,483

Net increase (decrease) in net assets resulting from operations	422,675	30,467	(3,163)	27,040	623,732

Unit transactions:
Purchases	32,502	60,737	5,268	9,863	75,059
Net transfers	11,630	147,820	11	(201)	5,017
Surrenders for benefit payments and fees	(341,793)	(9,024)	—	—	(4,319)
Other transactions	25	—	—	—	—
Death benefits	(7,290)	(12,139)	—	—	(75,310)
Net loan activity	(155)	(24,918)	1,128	(711)	(1,503)
Cost of insurance and other fees	(67,295)	(93,085)	(1,874)	(5,757)	(156,530)

Net increase (decrease) in net assets resulting from unit transactions	(372,376)	69,391	4,533	3,194	(157,586)

Net increase (decrease) in net assets	50,299	99,858	1,370	30,234	466,146

Net assets:
Beginning of period	2,226,077	2,425,333	97,612	192,369	4,620,620
End of period	$2,276,376	$2,525,191	$98,982	$222,603	$5,086,766

The accompanying notes are an integral part of these financial statements.
SA-46

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	American Funds IS® Global Small Capitalization Fund (Class 2)	American Funds IS® Growth Fund (Class 2)	American Funds IS® Growth-Income Fund (Class 2)	American Funds IS® International Fund (Class 2)	American Funds IS® New World Fund® (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$71,114	$92,373	$150,490	$57,502	$22,218
Net realized gain (loss) on security transactions	(23,142)	825,214	229,577	1,850	31,637
Net realized gain distributions	246,248	633,371	600,468	—	7,404
Change in unrealized appreciation (depreciation)	(141,915)	6,000,174	1,894,275	95,190	35,609

Net increase (decrease) in net assets resulting from operations	152,305	7,551,132	2,874,810	154,542	96,868

Unit transactions:
Purchases	43,303	220,297	207,113	143,120	41,079
Net transfers	(36,009)	(539,361)	(180,815)	22,008	(17,962)
Surrenders for benefit payments and fees	(52,787)	(914,518)	(42,412)	(66,582)	(105,451)
Other transactions	87	(13)	183	—	—
Death benefits	(9,450)	(62,574)	(103,418)	(56,794)	—
Net loan activity	(9,996)	(64,991)	(23,493)	(24,115)	(162)
Cost of insurance and other fees	(143,236)	(897,233)	(490,927)	(270,391)	(62,615)

Net increase (decrease) in net assets resulting from unit transactions	(208,088)	(2,258,393)	(633,769)	(252,754)	(145,111)

Net increase (decrease) in net assets	(55,783)	5,292,739	2,241,041	(98,212)	(48,243)

Net assets:
Beginning of period	6,733,192	24,810,228	12,134,565	4,715,738	1,614,183
End of period	$6,677,409	$30,102,967	$14,375,606	$4,617,526	$1,565,940

The accompanying notes are an integral part of these financial statements.
SA-47

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Fidelity® VIP Equity-Income Portfolio℠ (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio℠ (Service Class 2)	Fidelity® VIP Freedom 2020 Portfolio℠ (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio℠ (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$167,633	$1,317	$195	$10,873	$14,513
Net realized gain (loss) on security transactions	205,281	262	872	2,748	6,004
Net realized gain distributions	547,735	356	5	11,832	1,562
Change in unrealized appreciation (depreciation)	430,642	2,654	(154)	4,592	38,716

Net increase (decrease) in net assets resulting from operations	1,351,291	4,589	918	30,045	60,795

Unit transactions:
Purchases	115,241	—	102,576	34,104	17,779
Net transfers	(115,632)	—	—	(684)	7
Surrenders for benefit payments and fees	(34,343)	—	—	(10,000)	—
Other transactions	(1)	—	—	—	—
Death benefits	(487,734)	—	—	—	—
Net loan activity	(71,735)	—	30	250	—
Cost of insurance and other fees	(570,586)	(7,232)	(95,059)	(34,556)	(30,722)

Net increase (decrease) in net assets resulting from unit transactions	(1,164,790)	(7,232)	7,547	(10,886)	(12,936)

Net increase (decrease) in net assets	186,501	(2,643)	8,465	19,159	47,859

Net assets:
Beginning of period	8,901,810	56,588	18,624	390,481	670,297
End of period	$9,088,311	$53,945	$27,089	$409,640	$718,156

The accompanying notes are an integral part of these financial statements.
SA-48

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity® VIP Overseas Portfolio (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$129,837	$—	$1,423	$15,801	$3,917
Net realized gain (loss) on security transactions	—	—	90,600	34,501	19,713
Net realized gain distributions	—	—	569,752	611,304	10,555
Change in unrealized appreciation (depreciation)	—	—	570,394	36,949	(19,072)

Net increase (decrease) in net assets resulting from operations	129,837	—	1,232,169	698,555	15,113

Unit transactions:
Purchases	320,559	—	67,216	51,953	—
Net transfers	1,369,401	—	(90,301)	(125,164)	(36,491)
Surrenders for benefit payments and fees	(1,139,028)	—	(67,873)	(47,753)	(12,687)
Other transactions	—	—	—	—	—
Death benefits	(127,184)	—	—	(39,145)	—
Net loan activity	(19,094)	—	50,571	(8,522)	—
Cost of insurance and other fees	(264,070)	—	(112,693)	(137,645)	(21,858)

Net increase (decrease) in net assets resulting from unit transactions	140,584	—	(153,080)	(306,276)	(71,036)

Net increase (decrease) in net assets	270,421	—	1,079,089	392,279	(55,923)

Net assets:
Beginning of period	2,355,613	—	3,829,600	4,271,780	277,317
End of period	$2,626,034	$—	$4,908,689	$4,664,059	$221,394

The accompanying notes are an integral part of these financial statements.
SA-49

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Fidelity® VIP Strategic Income Portfolio (Service Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class 2)	Franklin DynaTech VIP Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,023	$22	$—	$78,644	$21,095
Net realized gain (loss) on security transactions	(28)	105	(172)	(9,819)	152
Net realized gain distributions	—	390	—	6,443	88,643
Change in unrealized appreciation (depreciation)	603	(288)	18,895	29,243	(57,180)

Net increase (decrease) in net assets resulting from operations	1,598	229	18,723	104,511	52,710

Unit transactions:
Purchases	—	412	2,378	49,706	42,892
Net transfers	—	—	20,347	(48,321)	(27,175)
Surrenders for benefit payments and fees	—	—	—	(22,232)	(7,100)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	—
Net loan activity	—	—	—	201	(1,478)
Cost of insurance and other fees	(396)	(361)	(1,787)	(76,605)	(66,545)

Net increase (decrease) in net assets resulting from unit transactions	(396)	51	20,938	(97,251)	(59,406)

Net increase (decrease) in net assets	1,202	280	39,661	7,260	(6,696)

Net assets:
Beginning of period	27,843	2,540	50,659	1,516,211	1,185,638
End of period	$29,045	$2,820	$90,320	$1,523,471	$1,178,942

The accompanying notes are an integral part of these financial statements.
SA-50

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Rising Dividends VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Franklin Strategic Income VIP Fund (Class 1)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$39,950	$4,296	$23,185	$—	$23,544
Net realized gain (loss) on security transactions	(3,856)	2,002	(2,452)	(1,144)	(7,876)
Net realized gain distributions	41,544	20,442	57,305	—	—
Change in unrealized appreciation (depreciation)	134,017	15,679	198,857	29,892	6,305

Net increase (decrease) in net assets resulting from operations	211,655	42,419	276,895	28,748	21,973

Unit transactions:
Purchases	—	5,546	73,773	6,861	26,000
Net transfers	(3,366)	29,675	(3,201)	(82)	2,089
Surrenders for benefit payments and fees	(5,821)	—	(630)	—	(8,605)
Other transactions	—	—	—	—	—
Death benefits	(7,205)	—	(2,752)	—	(5,093)
Net loan activity	(8,710)	24	(5,486)	—	(11,015)
Cost of insurance and other fees	(65,486)	(9,111)	(52,514)	(5,549)	(29,068)

Net increase (decrease) in net assets resulting from unit transactions	(90,588)	26,134	9,190	1,230	(25,692)

Net increase (decrease) in net assets	121,067	68,553	286,085	29,978	(3,719)

Net assets:
Beginning of period	1,899,970	367,248	2,375,935	261,420	529,318
End of period	$2,021,037	$435,801	$2,662,020	$291,398	$525,599

The accompanying notes are an integral part of these financial statements.
SA-51

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$348	$143,012	$223,013	$38,120	$303,874
Net realized gain (loss) on security transactions	573	63,237	375,511	186,713	171,998
Net realized gain distributions	—	494,500	1,209,471	269,090	1,084,268
Change in unrealized appreciation (depreciation)	3,039	86,035	3,793,815	942,128	354,801

Net increase (decrease) in net assets resulting from operations	3,960	786,784	5,601,810	1,436,051	1,914,941

Unit transactions:
Purchases	—	171,830	303,912	127,309	237,391
Net transfers	—	(7,966)	(207,305)	(19,377)	(17,692)
Surrenders for benefit payments and fees	—	(255,040)	(83,788)	(10,518)	(108,761)
Other transactions	—	77	(26)	—	86
Death benefits	—	(147,801)	(1,820,963)	(433,380)	(1,157,122)
Net loan activity	—	(5,202)	(209,966)	(74,301)	(24,389)
Cost of insurance and other fees	(1,980)	(486,638)	(1,243,512)	(186,476)	(609,166)

Net increase (decrease) in net assets resulting from unit transactions	(1,980)	(730,740)	(3,261,648)	(596,743)	(1,679,653)

Net increase (decrease) in net assets	1,980	56,044	2,340,162	839,308	235,288

Net assets:
Beginning of period	23,959	7,248,822	27,511,793	5,811,575	15,577,466
End of period	$25,939	$7,304,866	$29,851,955	$6,650,883	$15,812,754

The accompanying notes are an integral part of these financial statements.
SA-52

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$70,112	$—	$—	$8	$300,156
Net realized gain (loss) on security transactions	44,019	(137,868)	(32,759)	1	411,272
Net realized gain distributions	—	109,867	—	—	556,585
Change in unrealized appreciation (depreciation)	252,493	317,110	588,849	317	309,503

Net increase (decrease) in net assets resulting from operations	366,624	289,109	556,090	326	1,577,516

Unit transactions:
Purchases	88,020	118,451	90,176	85	153,552
Net transfers	(26,170)	(151,866)	(107,751)	(14)	(4,037)
Surrenders for benefit payments and fees	(33,748)	(192,709)	(113,193)	—	(28,841)
Other transactions	(27)	(17)	(51)	—	142
Death benefits	(46,563)	(417,195)	—	—	(398,836)
Net loan activity	(9,107)	1,053	(7)	—	(115,566)
Cost of insurance and other fees	(266,490)	(263,710)	(382,263)	(28)	(737,721)

Net increase (decrease) in net assets resulting from unit transactions	(294,085)	(905,993)	(513,089)	43	(1,131,307)

Net increase (decrease) in net assets	72,539	(616,884)	43,001	369	446,209

Net assets:
Beginning of period	4,365,338	4,859,376	4,795,980	2,459	18,112,944
End of period	$4,437,877	$4,242,492	$4,838,981	$2,828	$18,559,153

The accompanying notes are an integral part of these financial statements.
SA-53

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$477,508	$161,133	$—	$1,270	$17,502
Net realized gain (loss) on security transactions	(156,649)	15,879	2,563	477	(6,650)
Net realized gain distributions	—	—	—	3,807	—
Change in unrealized appreciation (depreciation)	(11,885)	13,029	79	35,879	651

Net increase (decrease) in net assets resulting from operations	308,974	190,041	2,642	41,433	11,503

Unit transactions:
Purchases	273,201	361,000	—	2,109	2,149
Net transfers	480,457	(10,668)	(20,884)	—	(186)
Surrenders for benefit payments and fees	(178,412)	—	—	(1,383)	(18,123)
Other transactions	79	(136)	(1)	—	—
Death benefits	(139,883)	(128,695)	—	—	—
Net loan activity	(32,161)	3,386	—	(2,036)	—
Cost of insurance and other fees	(772,833)	(365,251)	(139)	(4,424)	(15,264)

Net increase (decrease) in net assets resulting from unit transactions	(369,552)	(140,364)	(21,024)	(5,734)	(31,424)

Net increase (decrease) in net assets	(60,578)	49,677	(18,382)	35,699	(19,921)

Net assets:
Beginning of period	12,993,966	3,729,337	18,382	138,626	285,275
End of period	$12,933,388	$3,779,014	$—	$174,325	$265,354

The accompanying notes are an integral part of these financial statements.
SA-54

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. Global Real Estate Fund (Series I)	Invesco V.I. Growth and Income Fund (Series II)	Invesco V.I. EQV International Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$2,823	$322	$532	$2,217	$9,893
Net realized gain (loss) on security transactions	444	170	(4,186)	115	1,599
Net realized gain distributions	13,243	3,866	—	11,398	2,941
Change in unrealized appreciation (depreciation)	8,304	5,839	2,514	11,784	(12,310)

Net increase (decrease) in net assets resulting from operations	24,814	10,197	(1,140)	25,514	2,123

Unit transactions:
Purchases	4,276	—	493	607	19,356
Net transfers	—	—	(25,778)	1	26,842
Surrenders for benefit payments and fees	—	—	(5,165)	—	(1,192)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(4,135)
Net loan activity	—	—	—	—	(9,212)
Cost of insurance and other fees	(2,338)	(1,736)	(1,175)	(2,089)	(14,144)

Net increase (decrease) in net assets resulting from unit transactions	1,938	(1,736)	(31,625)	(1,481)	17,515

Net increase (decrease) in net assets	26,752	8,461	(32,765)	24,033	19,638

Net assets:
Beginning of period	163,247	40,392	52,816	162,855	523,416
End of period	$189,999	$48,853	$20,051	$186,888	$543,054

The accompanying notes are an integral part of these financial statements.
SA-55

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Fundamental Equity Portfolio (Class VC)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$408	$551	$105,634	$372	$—
Net realized gain (loss) on security transactions	(762)	448	(6,200)	182	1,051
Net realized gain distributions	2,941	19,507	—	3,806	—
Change in unrealized appreciation (depreciation)	16,671	47,738	19,550	8,085	101

Net increase (decrease) in net assets resulting from operations	19,258	68,244	118,984	12,445	1,152

Unit transactions:
Purchases	—	13,707	63,769	3,075	—
Net transfers	1	(2,567)	2,125	—	(15,994)
Surrenders for benefit payments and fees	—	(29,085)	(5,906)	—	—
Other transactions	—	—	—	—	—
Death benefits	(5,679)	(2,784)	(1,764)	—	—
Net loan activity	—	(3,379)	(4,745)	—	—
Cost of insurance and other fees	(4,200)	(14,886)	(40,423)	(1,818)	(92)

Net increase (decrease) in net assets resulting from unit transactions	(9,878)	(38,994)	13,056	1,257	(16,086)

Net increase (decrease) in net assets	9,380	29,250	132,040	13,702	(14,934)

Net assets:
Beginning of period	118,338	418,910	1,768,086	56,603	14,934
End of period	$127,718	$448,160	$1,900,126	$70,305	$—

The accompanying notes are an integral part of these financial statements.
SA-56

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Growth Series (Initial Class)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$107	$—	$1,954	$—	$41,581
Net realized gain (loss) on security transactions	6	3,128	1,065	(28,207)	(11,241)
Net realized gain distributions	933	19,330	19,878	—	—
Change in unrealized appreciation (depreciation)	1,083	40,985	25,481	34,599	(6,547)

Net increase (decrease) in net assets resulting from operations	2,129	63,443	48,378	6,392	23,793

Unit transactions:
Purchases	840	6,408	1,722	455	47,177
Net transfers	—	23,738	(744)	(112)	(41,219)
Surrenders for benefit payments and fees	—	—	—	(73,174)	(9,936)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(6,883)
Net loan activity	—	(5,547)	—	—	(7,268)
Cost of insurance and other fees	(304)	(9,371)	(6,023)	(5,137)	(44,542)

Net increase (decrease) in net assets resulting from unit transactions	536	15,228	(5,045)	(77,968)	(62,671)

Net increase (decrease) in net assets	2,665	78,671	43,333	(71,576)	(38,878)

Net assets:
Beginning of period	10,175	193,431	249,479	173,638	1,023,330
End of period	$12,840	$272,102	$292,812	$102,062	$984,452

The accompanying notes are an integral part of these financial statements.
SA-57

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)	Invesco V.I. Main Street Fund® (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$23,542	$25,126	$—	$—	$—
Net realized gain (loss) on security transactions	931	19,679	6	2,624	(378)
Net realized gain distributions	45,575	113,795	—	40,945	6,468
Change in unrealized appreciation (depreciation)	(793)	7,744	710	52,360	6,894

Net increase (decrease) in net assets resulting from operations	69,255	166,344	716	95,929	12,984

Unit transactions:
Purchases	20,673	41,634	—	14,146	352
Net transfers	94	(34,137)	—	6,427	(412)
Surrenders for benefit payments and fees	—	(2,390)	—	—	—
Other transactions	—	—	—	—	—
Death benefits	—	(11,520)	—	—	—
Net loan activity	—	(26,360)	—	—	—
Cost of insurance and other fees	(21,838)	(50,649)	(38)	(25,554)	(3,458)

Net increase (decrease) in net assets resulting from unit transactions	(1,071)	(83,422)	(38)	(4,981)	(3,518)

Net increase (decrease) in net assets	68,184	82,922	678	90,948	9,466

Net assets:
Beginning of period	897,866	1,460,391	2,133	614,885	56,607
End of period	$966,050	$1,543,313	$2,811	$705,833	$66,073

The accompanying notes are an integral part of these financial statements.
SA-58

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$—	$1,456	$107,013	$5,399
Net realized gain (loss) on security transactions	10,192	1,550	(695)	327,481	11,443
Net realized gain distributions	14,253	—	—	367,445	—
Change in unrealized appreciation (depreciation)	23,975	26,059	602	658,073	16,089

Net increase (decrease) in net assets resulting from operations	48,420	27,609	1,363	1,460,012	32,931

Unit transactions:
Purchases	10,555	—	—	—	—
Net transfers	(39,877)	—	—	(83,076)	(55,410)
Surrenders for benefit payments and fees	—	—	—	(21,425)	—
Other transactions	—	—	—	—	—
Death benefits	(1,017)	—	—	(607,804)	(10,116)
Net loan activity	(8,251)	—	—	(149,288)	—
Cost of insurance and other fees	(15,178)	(7,985)	(933)	(304,412)	(12,585)

Net increase (decrease) in net assets resulting from unit transactions	(53,768)	(7,985)	(933)	(1,166,005)	(78,111)

Net increase (decrease) in net assets	(5,348)	19,624	430	294,007	(45,180)

Net assets:
Beginning of period	397,830	120,358	22,848	7,615,834	213,113
End of period	$392,482	$139,982	$23,278	$7,909,841	$167,933

The accompanying notes are an integral part of these financial statements.
SA-59

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$41,409	$1,305	$66,083	$68,929	$19,727
Net realized gain (loss) on security transactions	(28,754)	3,623	(44,021)	(81,397)	18,035
Net realized gain distributions	—	8,043	—	—	—
Change in unrealized appreciation (depreciation)	68,817	(8,693)	66,704	41,529	(7,896)

Net increase (decrease) in net assets resulting from operations	81,472	4,278	88,766	29,061	29,866

Unit transactions:
Purchases	50,820	—	23,890	38,773	48,033
Net transfers	(31,963)	(160)	7,909	11,901	29,679
Surrenders for benefit payments and fees	(13,116)	—	—	—	(64,315)
Other transactions	—	—	—	—	—
Death benefits	(36,845)	(13,613)	(45,486)	—	(3,852)
Net loan activity	(105,444)	—	—	(70,142)	—
Cost of insurance and other fees	(111,591)	(2,811)	(61,910)	(105,504)	(88,887)

Net increase (decrease) in net assets resulting from unit transactions	(248,139)	(16,584)	(75,597)	(124,972)	(79,342)

Net increase (decrease) in net assets	(166,667)	(12,306)	13,169	(95,911)	(49,476)

Net assets:
Beginning of period	2,228,976	185,171	1,145,683	1,229,538	826,887
End of period	$2,062,309	$172,865	$1,158,852	$1,133,627	$777,411

The accompanying notes are an integral part of these financial statements.
SA-60

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Core Equity Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$58	$1,068	$368	$2	$24,992
Net realized gain (loss) on security transactions	828	(1,519)	4,854	—	269,893
Net realized gain distributions	—	116	2,493	—	41,187
Change in unrealized appreciation (depreciation)	(201)	2,344	4,343	—	1,005,025

Net increase (decrease) in net assets resulting from operations	685	2,009	12,058	2	1,341,097

Unit transactions:
Purchases	—	—	—	—	100,951
Net transfers	(63)	(29,123)	3	—	(258,731)
Surrenders for benefit payments and fees	(4,984)	—	—	—	(41,575)
Other transactions	—	—	—	—	—
Death benefits	—	—	(12,758)	—	(113,446)
Net loan activity	—	—	—	—	(1,707)
Cost of insurance and other fees	(250)	(138)	(4,142)	(15)	(354,131)

Net increase (decrease) in net assets resulting from unit transactions	(5,297)	(29,261)	(16,897)	(15)	(668,639)

Net increase (decrease) in net assets	(4,612)	(27,252)	(4,839)	(13)	672,458

Net assets:
Beginning of period	8,279	39,614	54,313	57	5,929,771
End of period	$3,667	$12,362	$49,474	$44	$6,602,229

The accompanying notes are an integral part of these financial statements.
SA-61

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Putnam VT Small Cap Value Fund (Class IB)	Templeton Developing Markets VIP Fund (Class 1)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,452	$8,938	$7,585	$—	$1,856
Net realized gain (loss) on security transactions	(7,355)	(7,808)	838	(28,249)	1,081
Net realized gain distributions	7,046	1,620	—	—	635
Change in unrealized appreciation (depreciation)	8,068	12,147	(10,947)	(134,408)	6,891

Net increase (decrease) in net assets resulting from operations	9,211	14,897	(2,524)	(162,657)	10,463

Unit transactions:
Purchases	5,190	9,103	—	62,903	—
Net transfers	(369)	(72,467)	(1,908)	13,931	—
Surrenders for benefit payments and fees	—	(4,488)	(930)	(4,859)	(8,372)
Other transactions	—	—	—	—	—
Death benefits	(39,454)	—	(2,119)	(2,689)	—
Net loan activity	—	(660)	(3,207)	(3,066)	—
Cost of insurance and other fees	(5,563)	(4,131)	(7,488)	(87,277)	(10,008)

Net increase (decrease) in net assets resulting from unit transactions	(40,196)	(72,643)	(15,652)	(21,057)	(18,380)

Net increase (decrease) in net assets	(30,985)	(57,746)	(18,176)	(183,714)	(7,917)

Net assets:
Beginning of period	153,663	282,038	317,314	1,450,436	190,996
End of period	$122,678	$224,292	$299,138	$1,266,722	$183,079

The accompanying notes are an integral part of these financial statements.
SA-62

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Large Cap Growth Fund (Class IB)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio℠ (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$—	$228,568	$3,306	$11,443
Net realized gain (loss) on security transactions	(98,985)	10,570	445,422	286	(3,503)
Net realized gain distributions	—	29,858	762,449	12,357	—
Change in unrealized appreciation (depreciation)	178,836	158,438	2,463,953	11,474	7,586

Net increase (decrease) in net assets resulting from operations	79,851	198,866	3,900,392	27,423	15,526

Unit transactions:
Purchases	8,026	13,341	238,312	4,396	9,269
Net transfers	(10,479)	25,648	90,128	—	108,352
Surrenders for benefit payments and fees	(49,919)	(2,905)	(33,726)	—	—
Other transactions	—	—	25	—	—
Death benefits	—	—	(701,174)	—	(2,895)
Net loan activity	(4,470)	—	(49,972)	—	(4,882)
Cost of insurance and other fees	(17,066)	(11,587)	(894,054)	(1,545)	(12,586)

Net increase (decrease) in net assets resulting from unit transactions	(73,908)	24,497	(1,350,461)	2,851	97,258

Net increase (decrease) in net assets	5,943	223,363	2,549,931	30,274	112,784

Net assets:
Beginning of period	243,211	576,322	16,207,832	178,139	190,446
End of period	$249,154	$799,685	$18,757,763	$208,413	$303,230

The accompanying notes are an integral part of these financial statements.
SA-63

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)	Putnam VT International Value Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$6,906	$275	$1,288	$1,492	$38
Net realized gain (loss) on security transactions	29,957	(33)	(81)	223	11
Net realized gain distributions	28,109	—	—	—	4
Change in unrealized appreciation (depreciation)	42,182	122	(660)	340	21

Net increase (decrease) in net assets resulting from operations	107,154	364	547	2,055	74

Unit transactions:
Purchases	95,031	—	1,538	194	311
Net transfers	(95)	—	—	—	—
Surrenders for benefit payments and fees	(1)	—	—	—	—
Other transactions	—	—	—	—	—
Death benefits	(9,031)	—	—	—	—
Net loan activity	—	—	—	—	—
Cost of insurance and other fees	(144,419)	(189)	(282)	(2,550)	(242)

Net increase (decrease) in net assets resulting from unit transactions	(58,515)	(189)	1,256	(2,356)	69

Net increase (decrease) in net assets	48,639	175	1,803	(301)	143

Net assets:
Beginning of period	584,147	4,729	22,442	67,564	1,535
End of period	$632,786	$4,904	$24,245	$67,263	$1,678

The accompanying notes are an integral part of these financial statements.
SA-64

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Large Cap Growth Fund (Class IA)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	Putnam VT Core Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$276	$11,902	$—	$287
Net realized gain (loss) on security transactions	1,951	407,549	175	318
Net realized gain distributions	895	524,491	—	2,618
Change in unrealized appreciation (depreciation)	24,556	2,768,162	70,940	7,903

Net increase (decrease) in net assets resulting from operations	27,678	3,712,104	71,115	11,126

Unit transactions:
Purchases	—	121,207	—	—
Net transfers	—	(237,253)	—	—
Surrenders for benefit payments and fees	—	(50,797)	—	—
Other transactions	—	—	—	—
Death benefits	—	(318,267)	—	—
Net loan activity	—	—	(983)	—
Cost of insurance and other fees	(4,983)	(508,207)	(8,214)	(1,464)

Net increase (decrease) in net assets resulting from unit transactions	(4,983)	(993,317)	(9,197)	(1,464)

Net increase (decrease) in net assets	22,695	2,718,787	61,918	9,662

Net assets:
Beginning of period	121,233	11,490,613	296,688	41,886
End of period	$143,928	$14,209,400	$358,606	$51,548

The accompanying notes are an integral part of these financial statements.
SA-65

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	AB VPS Balanced Hedged Allocation (Class B)	AB VPS Sustainable International Thematic Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Discovery Value Portfolio (Class B)	American Funds IS® Asset Allocation Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$407	$—	$1,280	$2,971	$266,906
Net realized gain (loss) on security transactions	(111)	(1,245)	(5,263)	(1,409)	41,305
Net realized gain distributions	2,332	1,600	—	31,241	462,511
Change in unrealized appreciation (depreciation)	2,781	4,585	29,568	25,484	837,310

Net increase (decrease) in net assets resulting from operations	5,409	4,940	25,585	58,287	1,608,032

Unit transactions:
Purchases	1,977	—	—	15,715	109,897
Net transfers	—	—	—	8,097	8,798
Surrenders for benefit payments and fees	—	—	(917)	(1,310)	(7,947)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(167,619)
Net loan activity	—	—	(77)	—	217
Cost of insurance and other fees	(961)	(5,211)	(13,377)	(8,419)	(330,510)

Net increase (decrease) in net assets resulting from unit transactions	1,016	(5,211)	(14,371)	14,083	(387,164)

Net increase (decrease) in net assets	6,425	(271)	11,214	72,370	1,220,868

Net assets:
Beginning of period	42,120	42,493	176,128	334,486	11,466,898
End of period	$48,545	$42,222	$187,342	$406,856	$12,687,766

The accompanying notes are an integral part of these financial statements.
SA-66

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	American Funds IS® Washington Mutual Investors Fund (Class 2)	American Funds IS® The Bond Fund of America® (Class 2)	American Funds IS® Capital World Bond Fund® (Class 2)	American Funds IS® Capital World Growth and Income Fund® (Class 2)	American Funds IS® Global Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$38,688	$81,478	$—	$3,341	$39,411
Net realized gain (loss) on security transactions	3,859	(21,357)	(2,566)	657	75,699
Net realized gain distributions	18,688	—	—	—	345,425
Change in unrealized appreciation (depreciation)	268,820	54,837	8,668	30,225	432,731

Net increase (decrease) in net assets resulting from operations	330,055	114,958	6,102	34,223	893,266

Unit transactions:
Purchases	23,180	154,274	3,345	8,109	107,292
Net transfers	4,775	83,349	—	(368)	(39,920)
Surrenders for benefit payments and fees	(1,296)	(15,925)	(12,787)	(14,014)	(2,147)
Other transactions	—	—	—	—	3
Death benefits	—	(960)	—	—	(276,125)
Net loan activity	—	17,147	—	(2,149)	(5,782)
Cost of insurance and other fees	(60,661)	(178,841)	(1,840)	(5,513)	(139,695)

Net increase (decrease) in net assets resulting from unit transactions	(34,002)	59,044	(11,282)	(13,935)	(356,374)

Net increase (decrease) in net assets	296,053	174,002	(5,180)	20,288	536,892

Net assets:
Beginning of period	1,930,024	2,251,331	102,792	172,081	4,083,728
End of period	$2,226,077	$2,425,333	$97,612	$192,369	$4,620,620

The accompanying notes are an integral part of these financial statements.
SA-67

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	American Funds IS® Global Small Capitalization Fund (Class 2)	American Funds IS® Growth Fund (Class 2)	American Funds IS® Growth-Income Fund (Class 2)	American Funds IS® International Fund (Class 2)	American Funds IS® New World Fund® (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$16,729	$79,925	$158,411	$59,907	$22,425
Net realized gain (loss) on security transactions	(54,948)	266,840	304,801	(108,539)	6,318
Net realized gain distributions	83,315	1,247,366	617,298	—	—
Change in unrealized appreciation (depreciation)	907,227	5,520,616	1,611,204	752,963	195,619

Net increase (decrease) in net assets resulting from operations	952,323	7,114,747	2,691,714	704,331	224,362

Unit transactions:
Purchases	45,454	247,532	171,445	132,176	37,479
Net transfers	1,832	168,955	(496,941)	(198,555)	16,928
Surrenders for benefit payments and fees	(79,461)	(251,801)	(182,798)	(360,377)	(13,325)
Other transactions	62	(125)	(57)	—	—
Death benefits	(46,425)	(596,731)	(389,463)	(61,689)	—
Net loan activity	133	(6,077)	16,788	7,131	(5,733)
Cost of insurance and other fees	(150,533)	(799,000)	(496,308)	(323,545)	(62,971)

Net increase (decrease) in net assets resulting from unit transactions	(228,938)	(1,237,247)	(1,377,334)	(804,859)	(27,622)

Net increase (decrease) in net assets	723,385	5,877,500	1,314,380	(100,528)	196,740

Net assets:
Beginning of period	6,009,807	18,932,728	10,820,185	4,816,266	1,417,443
End of period	$6,733,192	$24,810,228	$12,134,565	$4,715,738	$1,614,183

The accompanying notes are an integral part of these financial statements.
SA-68

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Fidelity® VIP Equity-Income Portfolio℠ (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio℠ (Service Class 2)	Fidelity® VIP Freedom 2020 Portfolio℠ (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio℠ (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$164,052	$1,293	$1,274	$11,388	$15,646
Net realized gain (loss) on security transactions	52,013	(1,026)	(14,745)	(127)	54,056
Net realized gain distributions	246,249	727	4,298	2,737	—
Change in unrealized appreciation (depreciation)	411,516	6,336	12,659	29,500	34,445

Net increase (decrease) in net assets resulting from operations	873,830	7,330	3,486	43,498	104,147

Unit transactions:
Purchases	119,381	—	42,301	35,692	23,091
Net transfers	(89,543)	(9,034)	(17)	(958)	9
Surrenders for benefit payments and fees	(120,996)	—	—	(22,700)	(2,263)
Other transactions	68	—	—	—	—
Death benefits	(44,625)	—	—	—	—
Net loan activity	30,111	—	(1,770)	3,000	(250,000)
Cost of insurance and other fees	(579,891)	(7,940)	(102,133)	(30,115)	(27,844)

Net increase (decrease) in net assets resulting from unit transactions	(685,495)	(16,974)	(61,619)	(15,081)	(257,007)

Net increase (decrease) in net assets	188,335	(9,644)	(58,133)	28,417	(152,860)

Net assets:
Beginning of period	8,713,475	66,232	76,757	362,064	823,157
End of period	$8,901,810	$56,588	$18,624	$390,481	$670,297

The accompanying notes are an integral part of these financial statements.
SA-69

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity® VIP Overseas Portfolio (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$117,664	$3	$9,069	$15,562	$2,758
Net realized gain (loss) on security transactions	—	15,351	28,869	(2,537)	7,364
Net realized gain distributions	—	408	126,644	115,654	698
Change in unrealized appreciation (depreciation)	—	(9,909)	800,534	423,807	40,421

Net increase (decrease) in net assets resulting from operations	117,664	5,853	965,116	552,486	51,241

Unit transactions:
Purchases	603,456	—	74,007	62,862	—
Net transfers	923,584	—	(22,305)	67,043	—
Surrenders for benefit payments and fees	(493,412)	(62,949)	(47,602)	(16,088)	—
Other transactions	—	(22)	—	—	—
Death benefits	(823,392)	—	—	(108)	—
Net loan activity	2,533	—	(1,883)	(12,768)	—
Cost of insurance and other fees	(612,575)	(774)	(93,058)	(133,390)	(40,748)

Net increase (decrease) in net assets resulting from unit transactions	(399,806)	(63,745)	(90,841)	(32,449)	(40,748)

Net increase (decrease) in net assets	(282,142)	(57,892)	874,275	520,037	10,493

Net assets:
Beginning of period	2,637,755	57,892	2,955,325	3,751,743	266,824
End of period	$2,355,613	$—	$3,829,600	$4,271,780	$277,317

The accompanying notes are an integral part of these financial statements.
SA-70

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Fidelity® VIP Strategic Income Portfolio (Service Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class 2)	Franklin DynaTech VIP Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,162	$21	$—	$79,800	$27,410
Net realized gain (loss) on security transactions	(47)	607	(8,886)	(23,105)	(2,526)
Net realized gain distributions	—	94	—	96,744	59,652
Change in unrealized appreciation (depreciation)	1,237	(200)	27,615	(33,909)	116,622

Net increase (decrease) in net assets resulting from operations	2,352	522	18,729	119,530	201,158

Unit transactions:
Purchases	—	325	914	68,156	48,230
Net transfers	—	(1)	—	(93,504)	(721)
Surrenders for benefit payments and fees	—	(1,720)	(15,064)	—	—
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	—
Net loan activity	—	—	—	1,713	(171)
Cost of insurance and other fees	(391)	(465)	(1,162)	(76,188)	(57,306)

Net increase (decrease) in net assets resulting from unit transactions	(391)	(1,861)	(15,312)	(99,823)	(9,968)

Net increase (decrease) in net assets	1,961	(1,339)	3,417	19,707	191,190

Net assets:
Beginning of period	25,882	3,879	47,242	1,496,504	994,448
End of period	$27,843	$2,540	$50,659	$1,516,211	$1,185,638

The accompanying notes are an integral part of these financial statements.
SA-71

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Rising Dividends VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Franklin Strategic Income VIP Fund (Class 1)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$35,001	$3,162	$11,806	$—	$23,713
Net realized gain (loss) on security transactions	(24,989)	(102)	(53,921)	(2,784)	(10,393)
Net realized gain distributions	161,099	36,287	127,985	—	—
Change in unrealized appreciation (depreciation)	58,395	232	182,991	57,593	28,307

Net increase (decrease) in net assets resulting from operations	229,506	39,579	268,861	54,809	41,627

Unit transactions:
Purchases	20	6,778	78,162	6,914	30,716
Net transfers	(62,640)	1,419	4,542	(1,635)	2,864
Surrenders for benefit payments and fees	(4,939)	—	(83,535)	—	(32,076)
Other transactions	—	—	—	—	—
Death benefits	(63)	—	(59,258)	—	(259)
Net loan activity	(3)	(2,922)	(13,049)	—	39
Cost of insurance and other fees	(66,801)	(7,444)	(56,635)	(4,807)	(30,545)

Net increase (decrease) in net assets resulting from unit transactions	(134,426)	(2,169)	(129,773)	472	(29,261)

Net increase (decrease) in net assets	95,080	37,410	139,088	55,281	12,366

Net assets:
Beginning of period	1,804,890	329,838	2,236,847	206,139	516,952
End of period	$1,899,970	$367,248	$2,375,935	$261,420	$529,318

The accompanying notes are an integral part of these financial statements.
SA-72

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$337	$130,710	$224,535	$45,351	$233,165
Net realized gain (loss) on security transactions	259	(3,789)	(401,047)	47,294	54,306
Net realized gain distributions	—	199,064	440,538	34,684	1,283,624
Change in unrealized appreciation (depreciation)	3,592	644,240	4,569,194	923,590	412,244

Net increase (decrease) in net assets resulting from operations	4,188	970,225	4,833,220	1,050,919	1,983,339

Unit transactions:
Purchases	—	130,997	376,837	127,324	337,715
Net transfers	—	(38,401)	(103,821)	(298,690)	(1,898)
Surrenders for benefit payments and fees	—	(136,631)	(1,306,711)	(60,145)	(768,051)
Other transactions	—	—	(29)	(2)	50
Death benefits	—	(98,283)	(1,586,124)	(141,554)	(146,930)
Net loan activity	—	(178)	(24,621)	(17,475)	(44,471)
Cost of insurance and other fees	(1,760)	(493,113)	(1,273,972)	(187,359)	(682,916)

Net increase (decrease) in net assets resulting from unit transactions	(1,760)	(635,609)	(3,918,441)	(577,901)	(1,306,501)

Net increase (decrease) in net assets	2,428	334,616	914,779	473,018	676,838

Net assets:
Beginning of period	21,531	6,914,206	26,597,014	5,338,557	14,900,628
End of period	$23,959	$7,248,822	$27,511,793	$5,811,575	$15,577,466

The accompanying notes are an integral part of these financial statements.
SA-73

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$50,837	$1,988	$—	$—	$231,938
Net realized gain (loss) on security transactions	3,368	(69,254)	(104,453)	—	283,141
Net realized gain distributions	—	330,629	—	—	851,807
Change in unrealized appreciation (depreciation)	417,821	381,171	809,935	373	(55,444)

Net increase (decrease) in net assets resulting from operations	472,026	644,534	705,482	373	1,311,442

Unit transactions:
Purchases	76,000	91,175	104,361	85	210,173
Net transfers	9,533	(28,308)	121,468	101	(76,665)
Surrenders for benefit payments and fees	(43,454)	(31,243)	(13,086)	—	(227,345)
Other transactions	(51)	—	(25)	—	(77)
Death benefits	(58,040)	(38,094)	(88,427)	—	(24,704)
Net loan activity	(1,386)	1,081	(111)	—	34,602
Cost of insurance and other fees	(248,884)	(255,118)	(342,350)	(24)	(773,477)

Net increase (decrease) in net assets resulting from unit transactions	(266,282)	(260,507)	(218,170)	162	(857,493)

Net increase (decrease) in net assets	205,744	384,027	487,312	535	453,949

Net assets:
Beginning of period	4,159,594	4,475,349	4,308,668	1,924	17,658,995
End of period	$4,365,338	$4,859,376	$4,795,980	$2,459	$18,112,944

The accompanying notes are an integral part of these financial statements.
SA-74

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$442,714	$63,848	$—	$486	$—
Net realized gain (loss) on security transactions	(306,234)	37,254	(68)	(279)	(4,307)
Net realized gain distributions	—	—	362	27,069	—
Change in unrealized appreciation (depreciation)	734,765	145,419	5,123	(8,845)	22,277

Net increase (decrease) in net assets resulting from operations	871,245	246,521	5,417	18,431	17,970

Unit transactions:
Purchases	292,289	523,012	—	921	3,020
Net transfers	(74,027)	(216,573)	—	(1)	591
Surrenders for benefit payments and fees	(411,987)	(91,549)	—	—	(665)
Other transactions	220	140	—	—	—
Death benefits	(185,623)	(1,155,774)	—	—	—
Net loan activity	9,802	3,232	—	—	—
Cost of insurance and other fees	(779,018)	(516,082)	(455)	(4,230)	(15,139)

Net increase (decrease) in net assets resulting from unit transactions	(1,148,344)	(1,453,594)	(455)	(3,310)	(12,193)

Net increase (decrease) in net assets	(277,099)	(1,207,073)	4,962	15,121	5,777

Net assets:
Beginning of period	13,271,065	4,936,410	13,420	123,505	279,498
End of period	$12,993,966	$3,729,337	$18,382	$138,626	$285,275

The accompanying notes are an integral part of these financial statements.
SA-75

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. Global Real Estate Fund (Series I)	Invesco V.I. Growth and Income Fund (Series II)	Invesco V.I. EQV International Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$2,426	$277	$741	$2,003	$970
Net realized gain (loss) on security transactions	325	(146)	(230)	27	(1,161)
Net realized gain distributions	17,472	893	—	19,590	363
Change in unrealized appreciation (depreciation)	(2,730)	6,776	3,817	(3,615)	78,341

Net increase (decrease) in net assets resulting from operations	17,493	7,800	4,328	18,005	78,513

Unit transactions:
Purchases	4,276	—	2,943	607	20,511
Net transfers	—	—	78	—	75,587
Surrenders for benefit payments and fees	—	—	—	—	(2,429)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(102)
Net loan activity	—	—	—	—	38
Cost of insurance and other fees	(1,928)	(1,401)	(1,537)	(1,724)	(13,055)

Net increase (decrease) in net assets resulting from unit transactions	2,348	(1,401)	1,484	(1,117)	80,550

Net increase (decrease) in net assets	19,841	6,399	5,812	16,888	159,063

Net assets:
Beginning of period	143,406	33,993	47,004	145,967	364,353
End of period	$163,247	$40,392	$52,816	$162,855	$523,416

The accompanying notes are an integral part of these financial statements.
SA-76

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Fundamental Equity Portfolio (Class VC)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$324	$—	$88,789	$439	$83
Net realized gain (loss) on security transactions	(2,288)	(1,351)	(8,874)	(9)	(29)
Net realized gain distributions	—	7,237	—	3,057	419
Change in unrealized appreciation (depreciation)	17,106	53,549	28,837	4,191	1,429

Net increase (decrease) in net assets resulting from operations	15,142	59,435	108,752	7,678	1,902

Unit transactions:
Purchases	—	14,693	66,348	3,075	1,170
Net transfers	—	110	46,596	—	24
Surrenders for benefit payments and fees	(3,659)	(5,001)	(15,834)	—	—
Other transactions	—	—	—	—	—
Death benefits	—	(106)	—	—	—
Net loan activity	—	19	—	—	—
Cost of insurance and other fees	(4,439)	(14,743)	(38,551)	(1,549)	(388)

Net increase (decrease) in net assets resulting from unit transactions	(8,098)	(5,028)	58,559	1,526	806

Net increase (decrease) in net assets	7,044	54,407	167,311	9,204	2,708

Net assets:
Beginning of period	111,294	364,503	1,600,775	47,399	12,226
End of period	$118,338	$418,910	$1,768,086	$56,603	$14,934

The accompanying notes are an integral part of these financial statements.
SA-77

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Growth Series (Initial Class)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$91	$—	$1,670	$—	$30,756
Net realized gain (loss) on security transactions	(642)	253	269	(21,393)	(4,240)
Net realized gain distributions	198	13,445	12,851	—	—
Change in unrealized appreciation (depreciation)	1,294	38,220	23,539	45,556	42,870

Net increase (decrease) in net assets resulting from operations	941	51,918	38,329	24,163	69,386

Unit transactions:
Purchases	840	1,013	1,674	790	68,693
Net transfers	—	—	36,070	(34,958)	1,004
Surrenders for benefit payments and fees	(6,561)	—	—	—	(1,495)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(936)
Net loan activity	—	—	—	—	127
Cost of insurance and other fees	(542)	(6,737)	(5,093)	(7,245)	(45,040)

Net increase (decrease) in net assets resulting from unit transactions	(6,263)	(5,724)	32,651	(41,413)	22,353

Net increase (decrease) in net assets	(5,322)	46,194	70,980	(17,250)	91,739

Net assets:
Beginning of period	15,497	147,237	178,499	190,888	931,591
End of period	$10,175	$193,431	$249,479	$173,638	$1,023,330

The accompanying notes are an integral part of these financial statements.
SA-78

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)	Invesco V.I. Main Street Fund® (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$17,317	$20,149	$—	$—	$262
Net realized gain (loss) on security transactions	107	5,032	(29)	(2,131)	(841)
Net realized gain distributions	36,066	84,692	—	65,887	3,735
Change in unrealized appreciation (depreciation)	31,844	1,296	598	98,012	7,622

Net increase (decrease) in net assets resulting from operations	85,334	111,169	569	161,768	10,778

Unit transactions:
Purchases	8,986	43,301	—	10,902	352
Net transfers	102	137,415	—	(18,737)	(55)
Surrenders for benefit payments and fees	(4,405)	(8,523)	(123)	—	—
Other transactions	—	—	—	—	—
Death benefits	—	(221)	—	—	—
Net loan activity	—	2,314	—	—	—
Cost of insurance and other fees	(20,330)	(48,477)	(32)	(26,511)	(2,801)

Net increase (decrease) in net assets resulting from unit transactions	(15,647)	125,809	(155)	(34,346)	(2,504)

Net increase (decrease) in net assets	69,687	236,978	414	127,422	8,274

Net assets:
Beginning of period	828,179	1,223,413	1,719	487,463	48,333
End of period	$897,866	$1,460,391	$2,133	$614,885	$56,607

The accompanying notes are an integral part of these financial statements.
SA-79

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$3,422	$—	$1,428	$160,539	$3,690
Net realized gain (loss) on security transactions	66	(843)	(759)	62,379	(364)
Net realized gain distributions	—	—	—	404,517	—
Change in unrealized appreciation (depreciation)	57,008	24,182	421	446,510	29,909

Net increase (decrease) in net assets resulting from operations	60,496	23,339	1,090	1,073,945	33,235

Unit transactions:
Purchases	9,957	—	—	—	—
Net transfers	23,596	—	—	(57,782)	—
Surrenders for benefit payments and fees	(3,465)	(4,257)	—	(115,566)	—
Other transactions	—	—	—	—	—
Death benefits	—	—	—	(44,141)	—
Net loan activity	—	—	—	(40)	—
Cost of insurance and other fees	(14,123)	(6,529)	(929)	(319,337)	(14,999)

Net increase (decrease) in net assets resulting from unit transactions	15,965	(10,786)	(929)	(536,866)	(14,999)

Net increase (decrease) in net assets	76,461	12,553	161	537,079	18,236

Net assets:
Beginning of period	321,369	107,805	22,687	7,078,755	194,877
End of period	$397,830	$120,358	$22,848	$7,615,834	$213,113

The accompanying notes are an integral part of these financial statements.
SA-80

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$19,289	$888	$60,456	$79,330	$2,237
Net realized gain (loss) on security transactions	(22,837)	480	(43,580)	(83,196)	789
Net realized gain distributions	—	12,809	—	—	—
Change in unrealized appreciation (depreciation)	373,721	1,738	111,290	62,174	134,733

Net increase (decrease) in net assets resulting from operations	370,173	15,915	128,166	58,308	137,759

Unit transactions:
Purchases	79,410	—	25,108	25,711	68,444
Net transfers	(2,283)	—	627	(12,675)	(21,905)
Surrenders for benefit payments and fees	(1,596)	—	(118)	—	(18,608)
Other transactions	—	—	—	—	—
Death benefits	(1,604)	—	(17,887)	(86,619)	(20,861)
Net loan activity	—	—	666	—	666
Cost of insurance and other fees	(133,707)	(3,314)	(65,535)	(112,728)	(89,049)

Net increase (decrease) in net assets resulting from unit transactions	(59,780)	(3,314)	(57,139)	(186,311)	(81,313)

Net increase (decrease) in net assets	310,393	12,601	71,027	(128,003)	56,446

Net assets:
Beginning of period	1,918,583	172,570	1,074,656	1,357,541	770,441
End of period	$2,228,976	$185,171	$1,145,683	$1,229,538	$826,887

The accompanying notes are an integral part of these financial statements.
SA-81

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Core Equity Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$61	$604	$435	$3	$39,755
Net realized gain (loss) on security transactions	28	(36)	1,800	—	69,794
Net realized gain distributions	—	—	5,089	—	162,750
Change in unrealized appreciation (depreciation)	812	5,801	6,123	—	998,090

Net increase (decrease) in net assets resulting from operations	901	6,369	13,447	3	1,270,389

Unit transactions:
Purchases	—	—	—	—	100,594
Net transfers	—	—	—	—	105
Surrenders for benefit payments and fees	(20)	—	—	—	(16,144)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(1,272)
Net loan activity	—	—	—	—	(166)
Cost of insurance and other fees	(326)	(233)	(12,469)	(20)	(396,863)

Net increase (decrease) in net assets resulting from unit transactions	(346)	(233)	(12,469)	(20)	(313,746)

Net increase (decrease) in net assets	555	6,136	978	(17)	956,643

Net assets:
Beginning of period	7,724	33,478	53,335	74	4,973,128
End of period	$8,279	$39,614	$54,313	$57	$5,929,771

The accompanying notes are an integral part of these financial statements.
SA-82

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT Small Cap Value Fund (Class IB)	Templeton Developing Markets VIP Fund (Class 1)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$236	$6,509	$9,496	$—	$8,491
Net realized gain (loss) on security transactions	(7,636)	(5,251)	(330)	(26,323)	(9,983)
Net realized gain distributions	18,165	211	—	—	—
Change in unrealized appreciation (depreciation)	21,983	31,512	46,374	66,287	40,111

Net increase (decrease) in net assets resulting from operations	32,748	32,981	55,540	39,964	38,619

Unit transactions:
Purchases	449	11,553	—	62,060	—
Net transfers	—	(20,165)	—	18,943	(72,318)
Surrenders for benefit payments and fees	(19,951)	(8,259)	(1,168)	(9,499)	—
Other transactions	—	—	—	—	—
Death benefits	—	—	(82)	(391)	—
Net loan activity	—	—	(4)	(4,112)	(600)
Cost of insurance and other fees	(8,269)	(5,784)	(8,472)	(88,078)	(11,478)

Net increase (decrease) in net assets resulting from unit transactions	(27,771)	(22,655)	(9,726)	(21,077)	(84,396)

Net increase (decrease) in net assets	4,977	10,326	45,814	18,887	(45,777)

Net assets:
Beginning of period	148,686	271,712	271,500	1,431,549	236,773
End of period	$153,663	$282,038	$317,314	$1,450,436	$190,996

The accompanying notes are an integral part of these financial statements.
SA-83

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Large Cap Growth Fund (Class IB)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio℠ (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$—	$203,504	$2,978	$11,144
Net realized gain (loss) on security transactions	(62,275)	4,122	136,195	113	(4,367)
Net realized gain distributions	—	6,495	597,859	5,110	—
Change in unrealized appreciation (depreciation)	140,117	166,691	2,521,673	8,431	1,885

Net increase (decrease) in net assets resulting from operations	77,842	177,308	3,459,231	16,632	8,662

Unit transactions:
Purchases	7,464	13,017	291,821	4,348	10,467
Net transfers	(6,621)	14,753	178,840	—	(4)
Surrenders for benefit payments and fees	(1,784)	(1,376)	(129,740)	—	(3,387)
Other transactions	—	—	28	—	—
Death benefits	—	—	(118,236)	—	—
Net loan activity	—	—	(3,360)	—	—
Cost of insurance and other fees	(13,592)	(8,443)	(913,536)	(1,283)	(13,250)

Net increase (decrease) in net assets resulting from unit transactions	(14,533)	17,951	(694,183)	3,065	(6,174)

Net increase (decrease) in net assets	63,309	195,259	2,765,048	19,697	2,488

Net assets:
Beginning of period	179,902	381,063	13,442,784	158,442	187,958
End of period	$243,211	$576,322	$16,207,832	$178,139	$190,446

The accompanying notes are an integral part of these financial statements.
SA-84

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)	Putnam VT International Value Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$9,455	$239	$1,226	$23	$22
Net realized gain (loss) on security transactions	4,140	(40)	(79)	(21)	21
Net realized gain distributions	26,503	—	—	—	—
Change in unrealized appreciation (depreciation)	35,226	320	(137)	10,777	211

Net increase (decrease) in net assets resulting from operations	75,324	519	1,010	10,779	254

Unit transactions:
Purchases	1,472	—	1,394	194	311
Net transfers	75,772	—	—	—	—
Surrenders for benefit payments and fees	(11,690)	—	—	—	—
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	—
Net loan activity	—	—	—	—	—
Cost of insurance and other fees	(23,760)	(164)	(249)	(2,626)	(440)

Net increase (decrease) in net assets resulting from unit transactions	41,794	(164)	1,145	(2,432)	(129)

Net increase (decrease) in net assets	117,118	355	2,155	8,347	125

Net assets:
Beginning of period	467,029	4,374	20,287	59,217	1,410
End of period	$584,147	$4,729	$22,442	$67,564	$1,535

The accompanying notes are an integral part of these financial statements.
SA-85

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Large Cap Growth Fund (Class IA)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	Putnam VT Core Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$561	$—	$—	$—
Net realized gain (loss) on security transactions	875	113,914	(1,564)	56
Net realized gain distributions	3,438	131,058	—	—
Change in unrealized appreciation (depreciation)	20,658	3,409,387	36,362	6,696

Net increase (decrease) in net assets resulting from operations	25,532	3,654,359	34,798	6,752

Unit transactions:
Purchases	—	85,844	—	—
Net transfers	—	(22,575)	—	35,902
Surrenders for benefit payments and fees	—	(83,042)	—	—
Other transactions	—	—	—	—
Death benefits	—	(22,308)	—	—
Net loan activity	—	—	(107)	—
Cost of insurance and other fees	(4,204)	(512,268)	(7,137)	(768)

Net increase (decrease) in net assets resulting from unit transactions	(4,204)	(554,349)	(7,244)	35,134

Net increase (decrease) in net assets	21,328	3,100,010	27,554	41,886

Net assets:
Beginning of period	99,905	8,390,603	269,134	—
End of period	$121,233	$11,490,613	$296,688	$41,886

The accompanying notes are an integral part of these financial statements.
SA-86

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1. Organization:

Separate Account VL II (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account. The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Resolution Life, Inc. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

In 2024, the Account was comprised of the following Sub-Accounts:

AB VPS Balanced Hedged Allocation (Class B)
AB VPS Sustainable International Thematic Portfolio (Class B)( liquidated April 15, 2024)
AB VPS International Value Portfolio (Class B)
AB VPS Discovery Value Portfolio (Class B)
American Funds IS® Asset Allocation Fund (Class 2)
American Funds IS® Washington Mutual Investors Fund (Class 2)
American Funds IS® The Bond Fund of America® (Class 2)
American Funds IS® Capital World Bond Fund® (Class 2)
American Funds IS® Capital World Growth and Income Fund® (Class 2)
American Funds IS® Global Growth Fund (Class 2)
American Funds IS® Global Small Capitalization Fund (Class 2)
American Funds IS® Growth Fund (Class 2)
American Funds IS® Growth-Income Fund (Class 2)
American Funds IS® International Fund (Class 2)
American Funds IS® New World Fund® (Class 2)
Fidelity® VIP Equity-Income Portfolio℠ (Initial Class)
Fidelity® VIP Asset Manager Portfolio (Initial Class)
Fidelity® VIP Freedom 2010 Portfolio℠ (Service Class 2)
Fidelity® VIP Freedom 2020 Portfolio℠ (Service Class 2)
Fidelity® VIP Freedom 2030 Portfolio℠ (Service Class 2)
Fidelity® VIP Government Money Market Portfolio (Service Class)
Fidelity® VIP Growth Portfolio (Service Class 2)*
Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)
Fidelity® VIP Overseas Portfolio (Initial Class)
Fidelity® VIP Strategic Income Portfolio (Service Class 2)
Fidelity® VIP Value Strategies Portfolio (Service Class 2)
Franklin DynaTech VIP Fund (Class 2)
Franklin Income VIP Fund (Class 2)

SA-87

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1. Organization (continued):

Franklin Mutual Global Discovery VIP Fund (Class 2)
Franklin Mutual Shares VIP Fund (Class 2)
Franklin Rising Dividends VIP Fund (Class 2)
Franklin Small Cap Value VIP Fund (Class 2)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Franklin Strategic Income VIP Fund (Class 1)
Putnam VT George Putnam Balanced Fund (Class IA)
Hartford Balanced HLS Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)
Hartford International Opportunities HLS Fund (Class IA)
Hartford MidCap HLS Fund (Class IA)
Hartford Small Company HLS Fund (Class IA)
Hartford Small Cap Growth HLS Fund (Class IA)
Hartford Stock HLS Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)
Invesco V.I. American Franchise Fund (Series I)
Invesco V.I. American Value Fund (Series II)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)
Invesco V.I. Comstock Fund (Series II)
Invesco V.I. Core Equity Fund (Series I)
Invesco V.I. Global Real Estate Fund (Series I)
Invesco V.I. Growth and Income Fund (Series II)
Invesco V.I. EQV International Equity Fund (Series I)
Invesco V.I. Main Street Mid Cap Fund® (Series I)
Invesco V.I. Small Cap Equity Fund (Series I)
Lord Abbett Bond Debenture Portfolio (Class VC)
Lord Abbett Dividend Growth Portfolio (Class VC)
Lord Abbett Fundamental Equity Portfolio (Class VC)
Lord Abbett Growth and Income Portfolio (Class VC)
MFS® Growth Series (Initial Class)
MFS® Investors Trust Series (Initial Class)
MFS® New Discovery Series (Initial Class)
MFS® Total Return Bond Series (Initial Class)
MFS® Total Return Series (Initial Class)
MFS® Value Series (Initial Class)
Invesco V.I. Capital Appreciation Fund (Series II)
Invesco V.I. Global Fund (Series II)
Invesco V.I. Main Street Fund® (Series II)

SA-88

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1. Organization (continued):

Invesco V.I. Main Street Small Cap Fund® (Series II)
Putnam VT Small Cap Growth Fund (Class IB)
Putnam VT Diversified Income Fund (Class IA)
Putnam VT Large Cap Value Fund (Class IA)
Putnam VT Global Asset Allocation Fund (Class IA)
Putnam VT Focused International Equity Fund (Class IA)
Putnam VT Global Health Care Fund (Class IA)
Putnam VT High Yield Fund (Class IA)
Putnam VT Income Fund (Class IA)
Putnam VT International Equity Fund (Class IA)
Putnam VT Emerging Markets Equity Fund (Class IA)
Putnam VT International Value Fund (Class IA)
Putnam VT Core Equity Fund (Class IA)
Putnam VT Government Money Market Fund (Class IA)
Putnam VT Sustainable Leaders Fund (Class IA)
Putnam VT Small Cap Value Fund (Class IB)
Templeton Developing Markets VIP Fund (Class 1)
Templeton Foreign VIP Fund (Class 2)
Templeton Global Bond VIP Fund (Class 2)
Templeton Growth VIP Fund (Class 2)
Morgan Stanley VIF Discovery Portfolio (Class II)
Putnam VT Large Cap Growth Fund (Class IB)
BlackRock S&P 500 Index V.I. Fund (Class I)
Fidelity® VIP Equity-Income Portfolio℠ (Service Class 2)
Putnam VT Diversified Income Fund (Class IB)
Putnam VT Large Cap Value Fund (Class IB)
Putnam VT High Yield Fund (Class IB)
Putnam VT Income Fund (Class IB)
Putnam VT International Equity Fund (Class IB)
Putnam VT International Value Fund (Class IB)
Putnam VT Sustainable Leaders Fund (Class IB)
Putnam VT Large Cap Growth Fund (Class IA)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
Putnam VT Core Equity Fund (Class IB)

* Sub-Account was available but had no assets as of December 31, 2024, and had no activity during 2024.
The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at

SA-89

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1. Organization (continued):

fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. There were no mergers during the period ended December 31, 2024.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.    Significant Accounting Policies:

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in ‘Death benefits’ on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2024 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

SA-90

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2024, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2020 tax year with the exception of net operating loss (“NOL”) carryforwards utilized in open tax years and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2024.

In this reporting period, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

The Management Committee of The Sponsor Company evaluates third-party funds and determines the selection of funds to offer within the product offering. All funds are sourced from third party asset managers which employ a governance structure to oversee fund strategy and performance, all of which is an element contemplated in the Separate Account Management Committee’s determination of fund offerings. Accordingly, the Management Committee, acts as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about the product offering allocation. The CODM has determined that each Sub-Account acts as an operating segment based on the fact that the CODM monitors the operating results of the fund as a whole and that the fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the fund’s Portfolio of Investments, Statement of Changes in Net Assets and Financial Highlights.

3.    Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 0.80% of the Sub-Account’s average daily net assets. These expenses are deducted through the redemption of units from applicable contract

SA-91

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):
owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

c)    Administrative Charges - The Sponsor Company receives fees for administrative services performed. The amount deducted from contract owners’ accounts for these fees is based upon the face amount of the policy at the policy issuance date. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

d)    Rider Charges - The Sponsor Company will charge an expense for various rider charges, which are deducted through the redemption of units from applicable contract owners’ accounts and are included in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets. The various rider charges are as follows:

Rider Name	Increment	$ or %
Estate Protection Rider	monthly, per $1,000 of the net amount at risk	$4.07	*
Single Life Yearly Renewable Term Life Insurance Rider	monthly, per $1,000 of the net amount at risk	$14.9533	*
Deduction Amount Waiver Rider	of the monthly deduction amount	34.50%	*
Waiver of Specified Amount Disability Benefit Rider	monthly, per $1 of specified amount	$0.107	*
Accidental Death Benefit Rider	monthly, per $1,000 of the net amount at risk	$0.18	*
Term Insurance Rider	monthly, per $1,000 of the net amount at risk	$9.7142	*
Child Insurance Rider	monthly, per $1,000 of coverage	$0.50
LifeAccess Accelerated Benefit Rider	monthly, per $1,000 of the benefit net amount at risk	$2.9465	*
Accelerated Death Benefit Rider	when benefit is exercised	$300.00
Guaranteed Minimum Accumulation Benefit Rider	monthly, % of separate account value	0.075%
Guaranteed Paid-Up Death Benefit Rider	monthly, % of separate account value	0.0625%
Disability Access Rider-Monthly Charge	per $100 of monthly benefit	$6.701	*
Disability Access Rider-First Year Monthly Rider Issue Fee	monthly for the first twelve monthly activity dates following the Rider Issue Date	$10.00
    * Maximum charge

e)    Issue Charges - The Sponsor Company may charge an expense of $20 plus $0.05 per $1,000 of the initial face amount of the policy. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

f)    Other fees - The monthly per $1,000 charge, which is based on the initial face amount, may be deducted, by the Sponsor Company, at a maximum fee of $36. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

g)    Transactions with Related Parties - There were no transactions with related parties during the period ended December 31, 2024.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2024 were as follows:

SA-92

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Hedged Allocation (Class B)	$1,434	$629
AB VPS Sustainable International Thematic Portfolio (Class B)	—	41,289
AB VPS International Value Portfolio (Class B)	—	41,140
AB VPS Discovery Value Portfolio (Class B)	49,178	24,955
American Funds IS® Asset Allocation Fund (Class 2)	144,607	741,330
American Funds IS® Washington Mutual Investors Fund (Class 2)	36,986	409,362
American Funds IS® The Bond Fund of America® (Class 2)	162,288	92,897
American Funds IS® Capital World Bond Fund® (Class 2)	5,922	1,390
American Funds IS® Capital World Growth and Income Fund® (Class 2)	8,795	5,603
American Funds IS® Global Growth Fund (Class 2)	61,320	218,907
American Funds IS® Global Small Capitalization Fund (Class 2)	36790	244877
American Funds IS® Growth Fund (Class 2)	167,443	2,425,836
American Funds IS® Growth-Income Fund (Class 2)	111,327	745,096
American Funds IS® International Fund (Class 2)	106,090	358,845
American Funds IS® New World Fund® (Class 2)	62,338	207,449
Fidelity® VIP Equity-Income Portfolio℠ (Initial Class)	80,735	1,245,525
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	7,232
Fidelity® VIP Freedom 2010 Portfolio℠ (Service Class 2)	102,724	95,176
Fidelity® VIP Freedom 2020 Portfolio℠ (Service Class 2)	31,014	41,900
Fidelity® VIP Freedom 2030 Portfolio℠ (Service Class 2)	9,363	22,298
Fidelity® VIP Government Money Market Portfolio (Service Class)	1,587,428	1,446,843
Fidelity® VIP Growth Portfolio (Service Class 2)	—	—
Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	121,028	274,107
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	56,760	363,037
Fidelity® VIP Overseas Portfolio (Initial Class)	—	71,036
Fidelity® VIP Strategic Income Portfolio (Service Class 2)	—	396
Fidelity® VIP Value Strategies Portfolio (Service Class 2)	394	344
Franklin DynaTech VIP Fund (Class 2)	22,420	1,482
Franklin Income VIP Fund (Class 2)	38,087	135,339
Franklin Mutual Global Discovery VIP Fund (Class 2)	35,846	95,253
Franklin Mutual Shares VIP Fund (Class 2)	—	90,589
Franklin Rising Dividends VIP Fund (Class 2)	52,727	26,594
Franklin Small Cap Value VIP Fund (Class 2)	64,166	54,978
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	6,143	4,914
Franklin Strategic Income VIP Fund (Class 1)	18,169	43,861
Putnam VT George Putnam Balanced Fund (Class IA)	—	1,979
Hartford Balanced HLS Fund (Class IA)	130,557	861,297
Hartford Capital Appreciation HLS Fund (Class IA)	233,822	3,495,470
Hartford Disciplined Equity HLS Fund (Class IA)	43,915	640,658
Hartford Dividend and Growth HLS Fund (Class IA)	112,349	1,792,002
Hartford International Opportunities HLS Fund (Class IA)	72,170	366,256

SA-93

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
Hartford MidCap HLS Fund (Class IA)	$65,533	$971,526
Hartford Small Company HLS Fund (Class IA)	35,059	548,148
Hartford Small Cap Growth HLS Fund (Class IA)	52	9
Hartford Stock HLS Fund (Class IA)	198,190	1,329,497
Hartford Total Return Bond HLS Fund (Class IA)	633,072	1,002,623
Hartford Ultrashort Bond HLS Fund (Class IA)	310,230	450,595
Invesco V.I. American Franchise Fund (Series I)	—	21,023
Invesco V.I. American Value Fund (Series II)	1,936	7,670
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	1,809	33,233
Invesco V.I. Comstock Fund (Series II)	4,276	2,339
Invesco V.I. Core Equity Fund (Series I)	—	1,735
Invesco V.I. Global Real Estate Fund (Series I)	404	32,030
Invesco V.I. Growth and Income Fund (Series II)	330	1,811
Invesco V.I. EQV International Equity Fund (Series I)	39,064	21,550
Invesco V.I. Main Street Mid Cap Fund® (Series I)	—	9,877
Invesco V.I. Small Cap Equity Fund (Series I)	9,053	48,047
Lord Abbett Bond Debenture Portfolio (Class VC)	59,381	46,324
Lord Abbett Dividend Growth Portfolio (Class VC)	2,508	1,250
Lord Abbett Fundamental Equity Portfolio (Class VC)	—	16,087
Lord Abbett Growth and Income Portfolio (Class VC)	603	67
MFS® Growth Series (Initial Class)	29,802	14,574
MFS® Investors Trust Series (Initial Class)	1,034	6,080
MFS® New Discovery Series (Initial Class)	884	78,852
MFS® Total Return Bond Series (Initial Class)	30,391	93,061
MFS® Total Return Series (Initial Class)	16,899	17,970
MFS® Value Series (Initial Class)	24,417	107,839
Invesco V.I. Capital Appreciation Fund (Series II)	—	37
Invesco V.I. Global Fund (Series II)	22,646	27,627
Invesco V.I. Main Street Fund® (Series II)	218	3,736
Invesco V.I. Main Street Small Cap Fund® (Series II)	8,132	61,900
Putnam VT Small Cap Growth Fund (Class IB)	—	7,985
Putnam VT Diversified Income Fund (Class IA)	—	934
Putnam VT Large Cap Value Fund (Class IA)	147,618	1,313,622
Putnam VT Global Asset Allocation Fund (Class IA)	—	78,110
Putnam VT Focused International Equity Fund (Class IA)	141,904	390,043
Putnam VT Global Health Care Fund (Class IA)	—	16,583
Putnam VT High Yield Fund (Class IA)	32,038	107,634
Putnam VT Income Fund (Class IA)	107,078	232,049
Putnam VT International Equity Fund (Class IA)	72,098	151,441
Putnam VT Emerging Markets Equity Fund (Class IA)	—	5,296
Putnam VT International Value Fund (Class IA)	—	29,261
Putnam VT Core Equity Fund (Class IA)	—	16,897
Putnam VT Government Money Market Fund (Class IA)	—	16
Putnam VT Sustainable Leaders Fund (Class IA)	42,739	711,378

SA-94

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
Putnam VT Small Cap Value Fund (Class IB)	$4,974	$45,171
Templeton Developing Markets VIP Fund (Class 1)	11,723	84,366
Templeton Foreign VIP Fund (Class 2)	—	15,653
Templeton Global Bond VIP Fund (Class 2)	69,170	90,228
Templeton Growth VIP Fund (Class 2)	—	18,380
Morgan Stanley VIF Discovery Portfolio (Class II)	8,229	82,136
Putnam VT Large Cap Growth Fund (Class IB)	57,029	32,533
BlackRock S&P 500 Index V.I. Fund (Class I)	325,543	1,676,004
Fidelity® VIP Equity-Income Portfolio℠ (Service Class 2)	4,393	1,541
Putnam VT Diversified Income Fund (Class IB)	114,400	17,142
Putnam VT Large Cap Value Fund (Class IB)	78,950	137,465
Putnam VT High Yield Fund (Class IB)	—	189
Putnam VT Income Fund (Class IB)	1,530	273
Putnam VT International Equity Fund (Class IB)	101	2,458
Putnam VT International Value Fund (Class IB)	120	51
Putnam VT Sustainable Leaders Fund (Class IB)	—	4,983
Putnam VT Large Cap Growth Fund (Class IA)	77,232	1,070,549
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	—	9,197
Putnam VT Core Equity Fund (Class IB)	—	1,463

5.    Changes in Units Outstanding:

    The changes in units outstanding for the period ended December 31, 2024 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Balanced Hedged Allocation (Class B)	64	28	36
AB VPS Sustainable International Thematic Portfolio (Class B)	—	2,855	(2,855)
AB VPS International Value Portfolio (Class B)	—	3,520	(3,520)
AB VPS Discovery Value Portfolio (Class B)	1,167	585	582
American Funds IS® Asset Allocation Fund (Class 2)	2,917	15,027	(12,110)
American Funds IS® Washington Mutual Investors Fund (Class 2)	583	6,059	(5,476)
American Funds IS® The Bond Fund of America® (Class 2)	9,095	5,126	3,969
American Funds IS® Capital World Bond Fund® (Class 2)	456	109	347
American Funds IS® Capital World Growth and Income Fund® (Class 2)	289	183	106
American Funds IS® Global Growth Fund (Class 2)	9,044	33,150	(24,106)
American Funds IS® Global Small Capitalization Fund (Class 2)	7,555	50,245	(42,690)
American Funds IS® Growth Fund (Class 2)	21,615	302,913	(281,298)
American Funds IS® Growth-Income Fund (Class 2)	16,577	109,690	(93,113)
American Funds IS® International Fund (Class 2)	2,514	8,531	(6,017)
American Funds IS® New World Fund® (Class 2)	1,053	3,602	(2,549)
Fidelity® VIP Equity-Income Portfolio℠ (Initial Class)	7,457	110,198	(102,741)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	1,159	(1,159)
Fidelity® VIP Freedom 2010 Portfolio℠ (Service Class 2)	4,745	4,403	342
Fidelity® VIP Freedom 2020 Portfolio℠ (Service Class 2)	1,303	1,695	(392)
Fidelity® VIP Freedom 2030 Portfolio℠ (Service Class 2)	326	793	(467)

SA-95

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	141,189	128,093	13,096
Fidelity® VIP Growth Portfolio (Service Class 2)	—	—	—
Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	1,770	4,528	(2,758)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	1,125	7,717	(6,592)
Fidelity® VIP Overseas Portfolio (Initial Class)	—	13,188	(13,188)
Fidelity® VIP Strategic Income Portfolio (Service Class 2)	—	21	(21)
Fidelity® VIP Value Strategies Portfolio (Service Class 2)	10	9	1
Franklin DynaTech VIP Fund (Class 2)	457	29	428
Franklin Income VIP Fund (Class 2)	1,356	4,835	(3,479)
Franklin Mutual Global Discovery VIP Fund (Class 2)	1,055	2,922	(1,867)
Franklin Mutual Shares VIP Fund (Class 2)	—	2,224	(2,224)
Franklin Rising Dividends VIP Fund (Class 2)	930	455	475
Franklin Small Cap Value VIP Fund (Class 2)	927	815	112
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	139	115	24
Franklin Strategic Income VIP Fund (Class 1)	971	2,367	(1,396)
Putnam VT George Putnam Balanced Fund (Class IA)	—	44	(44)
Hartford Balanced HLS Fund (Class IA)	12,490	81,957	(69,467)
Hartford Capital Appreciation HLS Fund (Class IA)	8,400	123,248	(114,848)
Hartford Disciplined Equity HLS Fund (Class IA)	5,104	73,580	(68,476)
Hartford Dividend and Growth HLS Fund (Class IA)	5,926	94,402	(88,476)
Hartford International Opportunities HLS Fund (Class IA)	10,634	53,633	(42,999)
Hartford MidCap HLS Fund (Class IA)	4,035	59,556	(55,521)
Hartford Small Company HLS Fund (Class IA)	3,863	61,225	(57,362)
Hartford Small Cap Growth HLS Fund (Class IA)	1	—	1
Hartford Stock HLS Fund (Class IA)	11,981	79,270	(67,289)
Hartford Total Return Bond HLS Fund (Class IA)	155,707	243,648	(87,941)
Hartford Ultrashort Bond HLS Fund (Class IA)	148,265	215,490	(67,225)
Invesco V.I. American Franchise Fund (Series I)	—	435	(435)
Invesco V.I. American Value Fund (Series II)	53	192	(139)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	92	1,698	(1,606)
Invesco V.I. Comstock Fund (Series II)	106	53	53
Invesco V.I. Core Equity Fund (Series I)	—	32	(32)
Invesco V.I. Global Real Estate Fund (Series I)	17	1,391	(1,374)
Invesco V.I. Growth and Income Fund (Series II)	9	50	(41)
Invesco V.I. EQV International Equity Fund (Series I)	1,916	1,077	839
Invesco V.I. Main Street Mid Cap Fund® (Series I)	—	200	(200)
Invesco V.I. Small Cap Equity Fund (Series I)	201	1,174	(973)
Lord Abbett Bond Debenture Portfolio (Class VC)	2,512	1,968	544
Lord Abbett Dividend Growth Portfolio (Class VC)	44	23	21
Lord Abbett Fundamental Equity Portfolio (Class VC)	—	449	(449)
Lord Abbett Growth and Income Portfolio (Class VC)	16	2	14

SA-96

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS® Growth Series (Initial Class)	439	211	228
MFS® Investors Trust Series (Initial Class)	19	109	(90)
MFS® New Discovery Series (Initial Class)	13	1,150	(1,137)
MFS® Total Return Bond Series (Initial Class)	1,758	5,466	(3,708)
MFS® Total Return Series (Initial Class)	427	463	(36)
MFS® Value Series (Initial Class)	612	2,769	(2,157)
Invesco V.I. Capital Appreciation Fund (Series II)	—	—	—
Invesco V.I. Global Fund (Series II)	495	628	(133)
Invesco V.I. Main Street Fund® (Series II)	5	75	(70)
Invesco V.I. Main Street Small Cap Fund® (Series II)	182	1,322	(1,140)
Putnam VT Small Cap Growth Fund (Class IB)	—	110	(110)
Putnam VT Diversified Income Fund (Class IA)	—	25	(25)
Putnam VT Large Cap Value Fund (Class IA)	1,897	16,308	(14,411)
Putnam VT Global Asset Allocation Fund (Class IA)	—	864	(864)
Putnam VT Focused International Equity Fund (Class IA)	1,984	5,439	(3,455)
Putnam VT Global Health Care Fund (Class IA)	—	211	(211)
Putnam VT High Yield Fund (Class IA)	500	1,703	(1,203)
Putnam VT Income Fund (Class IA)	2,725	5,890	(3,165)
Putnam VT International Equity Fund (Class IA)	2,086	4,348	(2,262)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	194	(194)
Putnam VT International Value Fund (Class IA)	—	881	(881)
Putnam VT Core Equity Fund (Class IA)	—	291	(291)
Putnam VT Government Money Market Fund (Class IA)	—	8	(8)
Putnam VT Sustainable Leaders Fund (Class IA)	275	4,737	(4,462)
Putnam VT Small Cap Value Fund (Class IB)	146	1,257	(1,111)
Templeton Developing Markets VIP Fund (Class 1)	853	6,626	(5,773)
Templeton Foreign VIP Fund (Class 2)	—	1,065	(1,065)
Templeton Global Bond VIP Fund (Class 2)	4,244	5,474	(1,230)
Templeton Growth VIP Fund (Class 2)	—	880	(880)
Morgan Stanley VIF Discovery Portfolio (Class II)	214	1,984	(1,770)
Putnam VT Large Cap Growth Fund (Class IB)	1,501	810	691
BlackRock S&P 500 Index V.I. Fund (Class I)	15,086	75,929	(60,843)
Fidelity® VIP Equity-Income Portfolio℠ (Service Class 2)	122	39	83
Putnam VT Diversified Income Fund (Class IB)	6,699	989	5,710
Putnam VT Large Cap Value Fund (Class IB)	986	1,749	(763)
Putnam VT High Yield Fund (Class IB)	—	5	(5)
Putnam VT Income Fund (Class IB)	78	14	64
Putnam VT International Equity Fund (Class IB)	3	76	(73)
Putnam VT International Value Fund (Class IB)	7	3	4
Putnam VT Sustainable Leaders Fund (Class IB)	—	55	(55)
Putnam VT Large Cap Growth Fund (Class IA)	1,939	27,612	(25,673)

SA-97

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	—	592	(592)
Putnam VT Core Equity Fund (Class IB)	—	20	(20)

(1) Amount is less than 1 unit.

    The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued		Units Redeemed	Net Increase (Decrease)
AB VPS Balanced Hedged Allocation (Class B)	78		27	51
AB VPS Sustainable International Thematic Portfolio (Class B)	—		374	(374)
AB VPS International Value Portfolio (Class B)	—	(1)	1,293	(1,293)
AB VPS Discovery Value Portfolio (Class B)	817		425	392
American Funds IS® Asset Allocation Fund (Class 2)	1,910		10,931	(9,021)
American Funds IS® Washington Mutual Investors Fund (Class 2)	513		1,165	(652)
American Funds IS® The Bond Fund of America® (Class 2)	11,690		8,280	3,410
American Funds IS® Capital World Bond Fund® (Class 2)	198		1,090	(892)
American Funds IS® Capital World Growth and Income Fund® (Class 2)	230		801	(571)
American Funds IS® Global Growth Fund (Class 2)	16,913		80,641	(63,728)
American Funds IS® Global Small Capitalization Fund (Class 2)	20,792		71,819	(51,027)
American Funds IS® Growth Fund (Class 2)	72,379		276,531	(204,152)
American Funds IS® Growth-Income Fund (Class 2)	31,134		281,605	(250,471)
American Funds IS® International Fund (Class 2)	3,875		25,561	(21,686)
American Funds IS® New World Fund® (Class 2)	873		1,402	(529)
Fidelity® VIP Equity-Income Portfolio℠ (Initial Class)	10,340		84,625	(74,285)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—		3,074	(3,074)
Fidelity® VIP Freedom 2010 Portfolio℠ (Service Class 2)	2,127		5,249	(3,122)
Fidelity® VIP Freedom 2020 Portfolio℠ (Service Class 2)	1,779		2,462	(683)
Fidelity® VIP Freedom 2030 Portfolio℠ (Service Class 2)	649		11,011	(10,362)
Fidelity® VIP Government Money Market Portfolio (Service Class)	129,480		166,281	(36,801)
Fidelity® VIP Growth Portfolio (Service Class 2)	—	(1)	1,390	(1,390)
Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	1,173		3,076	(1,903)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	3,511		4,309	(798)
Fidelity® VIP Overseas Portfolio (Initial Class)	—		8,761	(8,761)
Fidelity® VIP Strategic Income Portfolio (Service Class 2)	—		22	(22)
Fidelity® VIP Value Strategies Portfolio (Service Class 2)	10		65	(55)
Franklin DynaTech VIP Fund (Class 2)	16		414	(398)
Franklin Income VIP Fund (Class 2)	2,153		6,153	(4,000)
Franklin Mutual Global Discovery VIP Fund (Class 2)	1,382		1,722	(340)
Franklin Mutual Shares VIP Fund (Class 2)	—		3,931	(3,931)
Franklin Rising Dividends VIP Fund (Class 2)	115		159	(44)
Franklin Small Cap Value VIP Fund (Class 2)	2,518		4,813	(2,295)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	160		156	4

SA-98

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Strategic Income VIP Fund (Class 1)	1,165	2,856	(1,691)
Putnam VT George Putnam Balanced Fund (Class IA)	—	47	(47)
Hartford Balanced HLS Fund (Class IA)	8,476	78,615	(70,139)
Hartford Capital Appreciation HLS Fund (Class IA)	5,624	181,283	(175,659)
Hartford Disciplined Equity HLS Fund (Class IA)	9,296	98,673	(89,377)
Hartford Dividend and Growth HLS Fund (Class IA)	18,986	101,313	(82,327)
Hartford International Opportunities HLS Fund (Class IA)	15,682	60,318	(44,636)
Hartford MidCap HLS Fund (Class IA)	3,376	21,403	(18,027)
Hartford Small Company HLS Fund (Class IA)	23,471	51,690	(28,219)
Hartford Small Cap Growth HLS Fund (Class IA)	4	—	4
Hartford Stock HLS Fund (Class IA)	12,749	71,190	(58,441)
Hartford Total Return Bond HLS Fund (Class IA)	90,942	389,056	(298,114)
Hartford Ultrashort Bond HLS Fund (Class IA)	271,267	988,814	(717,547)
Invesco V.I. American Franchise Fund (Series I)	—	12	(12)
Invesco V.I. American Value Fund (Series II)	28	141	(113)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	143	829	(686)
Invesco V.I. Comstock Fund (Series II)	114	52	62
Invesco V.I. Core Equity Fund (Series I)	—	32	(32)
Invesco V.I. Global Real Estate Fund (Series I)	124	58	66
Invesco V.I. Growth and Income Fund (Series II)	11	48	(37)
Invesco V.I. EQV International Equity Fund (Series I)	6,110	1,325	4,785
Invesco V.I. Main Street Mid Cap Fund® (Series I)	—	195	(195)
Invesco V.I. Small Cap Equity Fund (Series I)	247	396	(149)
Lord Abbett Bond Debenture Portfolio (Class VC)	4,900	2,160	2,740
Lord Abbett Dividend Growth Portfolio (Class VC)	55	24	31
Lord Abbett Fundamental Equity Portfolio (Class VC)	41	13	28
Lord Abbett Growth and Income Portfolio (Class VC)	16	234	(218)
MFS® Growth Series (Initial Class)	16	127	(111)
MFS® Investors Trust Series (Initial Class)	837	98	739
MFS® New Discovery Series (Initial Class)	51	703	(652)
MFS® Total Return Bond Series (Initial Class)	3,044	1,698	1,346
MFS® Total Return Series (Initial Class)	171	626	(455)
MFS® Value Series (Initial Class)	4,931	1,043	3,888
Invesco V.I. Capital Appreciation Fund (Series II)	—	4	(4)
Invesco V.I. Global Fund (Series II)	297	1,318	(1,021)
Invesco V.I. Main Street Fund® (Series II)	6	69	(63)
Invesco V.I. Main Street Small Cap Fund® (Series II)	821	371	450
Putnam VT Small Cap Growth Fund (Class IB)	—	198	(198)
Putnam VT Diversified Income Fund (Class IA)	—	27	(27)
Putnam VT Large Cap Value Fund (Class IA)	—	8,550	(8,550)

SA-99

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT Global Asset Allocation Fund (Class IA)	—	205	(205)
Putnam VT Focused International Equity Fund (Class IA)	910	1,848	(938)
Putnam VT Global Health Care Fund (Class IA)	—	50	(50)
Putnam VT High Yield Fund (Class IA)	503	1,488	(985)
Putnam VT Income Fund (Class IA)	820	5,798	(4,978)
Putnam VT International Equity Fund (Class IA)	2,008	4,730	(2,722)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	13	(13)
Putnam VT International Value Fund (Class IA)	—	8	(8)
Putnam VT Core Equity Fund (Class IA)	—	265	(265)
Putnam VT Government Money Market Fund (Class IA)	—	10	(10)
Putnam VT Sustainable Leaders Fund (Class IA)	295	3,057	(2,762)
Putnam VT Small Cap Value Fund (Class IB)	13	897	(884)
Templeton Developing Markets VIP Fund (Class 1)	1,078	2,972	(1,894)
Templeton Foreign VIP Fund (Class 2)	—	740	(740)
Templeton Global Bond VIP Fund (Class 2)	3,555	4,856	(1,301)
Templeton Growth VIP Fund (Class 2)	—	4,854	(4,854)
Morgan Stanley VIF Discovery Portfolio (Class II)	549	972	(423)
Putnam VT Large Cap Growth Fund (Class IB)	2,103	1,333	770
BlackRock S&P 500 Index V.I. Fund (Class I)	21,688	60,800	(39,112)
Fidelity® VIP Equity-Income Portfolio℠ (Service Class 2)	129	39	90
Putnam VT Diversified Income Fund (Class IB)	410	799	(389)
Putnam VT Large Cap Value Fund (Class IB)	1,193	561	632
Putnam VT High Yield Fund (Class IB)	—	6	(6)
Putnam VT Income Fund (Class IB)	74	13	61
Putnam VT International Equity Fund (Class IB)	2	87	(85)
Putnam VT International Value Fund (Class IB)	—	9	(9)
Putnam VT Sustainable Leaders Fund (Class IB)	—	62	(62)
Putnam VT Large Cap Growth Fund (Class IA)	1,957	21,768	(19,811)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	—	578	(578)
Putnam VT Core Equity Fund (Class IB)	666	13	653

(1) Amount is less than 1 unit.

6.    Financial Highlights

    The following is a summary of units outstanding, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2024. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

SA-100

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Hedged Allocation (Class B)
2024	2,312	$23.16	to	$23.16	$53,541	—%	to	—%	1.79%	to	1.79%	8.58%	to	8.58%
2023	2,276	21.33	to	21.33	48,545	—	to	—	0.91	to	0.91	12.66	to	12.66
2022	2,225	18.93	to	18.93	42,120	—	to	—	3.10	to	3.10	(19.17)	to	(19.17)
2021	2,179	23.42	to	23.42	51,035	—	to	—	0.26	to	0.26	13.36	to	13.36
2020	2,139	20.66	to	20.66	44,193	—	to	—	2.17	to	2.17	9.25	to	9.25

AB VPS Sustainable International Thematic Portfolio (Class B) (liquidated April 15, 2024)
2024	—	14.65	to	14.65	—	—	to	—	—	to	—	(0.92)	to	(0.92)
2023	2,855	14.79	to	14.79	42,222	—	to	—	—	to	—	12.35	to	12.35
2022	3,229	13.16	to	13.16	42,493	—	to	—	—	to	—	(27.81)	to	(27.81)
2021	6,807	18.23	to	18.23	124,091	—	to	—	—	to	—	8.01	to	8.01
2020	7,221	16.88	to	16.88	121,876	—	to	—	1.13	to	1.13	29.60	to	29.60

AB VPS International Value Portfolio (Class B)
2024	12,734	12.08	to	12.08	153,829	—	to	—	2.29	to	2.29	4.81	to	4.81
2023	16,254	11.53	to	11.53	187,342	—	to	—	0.68	to	0.68	14.83	to	14.83
2022	17,547	10.04	to	10.04	176,128	—	to	—	4.12	to	4.12	(13.79)	to	(13.79)
2021	18,770	11.64	to	11.64	218,557	—	to	—	1.62	to	1.62	10.85	to	10.85
2020	21,656	10.50	to	10.50	227,469	—	to	—	1.54	to	1.54	2.21	to	2.21

AB VPS Discovery Value Portfolio (Class B)
2024	10,575	44.67	to	44.67	472,380	—	to	—	0.66	to	0.66	9.72	to	9.72
2023	9,993	40.71	to	40.71	406,856	—	to	—	0.83	to	0.83	16.86	to	16.86
2022	9,601	34.84	to	34.84	334,486	—	to	—	0.83	to	0.83	(15.82)	to	(15.82)
2021	9,458	41.38	to	41.38	391,409	—	to	—	0.59	to	0.59	35.60	to	35.60
2020	11,952	30.52	to	30.52	364,773	—	to	—	0.80	to	0.80	3.05	to	3.05

American Funds IS® Asset Allocation Fund (Class 2)
2024	263,478	53.61	to	53.61	14,124,138	—	to	—	2.19	to	2.19	16.44	to	16.44
2023	275,588	46.04	to	46.04	12,687,766	—	to	—	2.25	to	2.25	14.27	to	14.27
2022	284,609	40.29	to	40.29	11,466,898	—	to	—	1.91	to	1.91	(13.40)	to	(13.40)
2021	290,827	46.53	to	46.53	13,531,191	—	to	—	1.56	to	1.56	15.10	to	15.10
2020	290,415	40.42	to	40.42	11,739,283	—	to	—	1.69	to	1.69	12.46	to	12.46

American Funds IS® Washington Mutual Investors Fund (Class 2)
2024	33,162	68.64	to	68.64	2,276,376	—	to	—	1.51	to	1.51	19.14	to	19.14
2023	38,638	57.61	to	57.61	2,226,077	—	to	—	1.92	to	1.92	17.29	to	17.29
2022	39,290	49.12	to	49.12	1,930,024	—	to	—	1.92	to	1.92	(8.45)	to	(8.45)
2021	41,371	53.66	to	53.66	2,219,915	—	to	—	1.45	to	1.45	27.78	to	27.78
2020	45,326	41.99	to	41.99	1,903,382	—	to	—	1.64	to	1.64	8.68	to	8.68

American Funds IS® The Bond Fund of America® (Class 2)
2024	139,524	18.10	to	18.10	2,525,191	—	to	—	4.21	to	4.21	1.16	to	1.16
2023	135,555	17.89	to	17.89	2,425,333	—	to	—	3.54	to	3.54	5.02	to	5.02
2022	132,145	17.04	to	17.04	2,251,331	—	to	—	3.01	to	3.01	(12.58)	to	(12.58)
2021	131,190	19.49	to	19.49	2,556,679	—	to	—	1.35	to	1.35	(0.31)	to	(0.31)
2020	143,048	19.55	to	19.55	2,796,357	—	to	—	2.11	to	2.11	9.73	to	9.73

American Funds IS® Capital World Bond Fund® (Class 2)
2024	7,929	12.48	to	12.48	98,982	—	to	—	2.18	to	2.18	(3.04)	to	(3.04)
2023	7,582	12.87	to	12.87	97,612	—	to	—	—	to	—	6.14	to	6.14
2022	8,474	12.13	to	12.13	102,792	—	to	—	0.24	to	0.24	(17.69)	to	(17.69)
2021	8,354	14.74	to	14.74	123,119	—	to	—	1.71	to	1.71	(4.92)	to	(4.92)
2020	8,313	15.50	to	15.50	128,856	—	to	—	1.21	to	1.21	9.90	to	9.90

SA-101

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Funds IS® Capital World Growth and Income Fund® (Class 2)
2024	7,128	$31.23	to	$31.23	$222,603	—%	to	—%	1.71%	to	1.71%	14.00%	to	14.00%
2023	7,022	27.39	to	27.39	192,369	—	to	—	1.87	to	1.87	20.88	to	20.88
2022	7,593	22.66	to	22.66	172,081	—	to	—	2.37	to	2.37	(17.33)	to	(17.33)
2021	7,538	27.41	to	27.41	206,658	—	to	—	1.64	to	1.64	14.78	to	14.78
2020	7,035	23.89	to	23.89	168,025	—	to	—	1.31	to	1.31	8.73	to	8.73

American Funds IS® Global Growth Fund (Class 2)
2024	738,472	6.89	to	6.89	5,086,766	—	to	—	1.56	to	1.56	13.68	to	13.68
2023	762,578	6.06	to	6.06	4,620,620	—	to	—	0.90	to	0.90	22.60	to	22.60
2022	826,306	4.94	to	4.94	4,083,728	—	to	—	0.67	to	0.67	(24.74)	to	(24.74)
2021	867,495	6.57	to	6.57	5,696,520	—	to	—	0.33	to	0.33	16.42	to	16.42
2020	880,150	5.64	to	5.64	4,964,416	—	to	—	0.35	to	0.35	30.47	to	30.47

American Funds IS® Global Small Capitalization Fund (Class 2)
2024	1,339,124	4.99	to	4.99	6,677,409	—	to	—	1.06	to	1.06	2.33	to	2.33
2023	1,381,814	4.87	to	4.87	6,733,192	—	to	—	0.26	to	0.26	16.17	to	16.17
2022	1,432,841	4.19	to	4.19	6,009,807	—	to	—	—	to	—	(29.55)	to	(29.55)
2021	1,450,925	5.95	to	5.95	8,638,544	—	to	—	—	to	—	6.74	to	6.74
2020	1,487,985	5.58	to	5.58	8,299,907	—	to	—	0.16	to	0.16	29.72	to	29.72

American Funds IS® Growth Fund (Class 2)
2024	3,316,196	9.08	to	9.08	30,102,967	—	to	—	0.33	to	0.33	31.63	to	31.63
2023	3,597,494	6.90	to	6.90	24,810,228	—	to	—	0.36	to	0.36	38.48	to	38.48
2022	3,801,646	4.98	to	4.98	18,932,728	—	to	—	0.32	to	0.32	(29.94)	to	(29.94)
2021	4,012,390	7.11	to	7.11	28,520,188	—	to	—	0.22	to	0.22	21.99	to	21.99
2020	4,316,852	5.83	to	5.83	25,153,434	—	to	—	0.32	to	0.32	52.08	to	52.08

American Funds IS® Growth-Income Fund (Class 2)
2024	1,914,851	7.51	to	7.51	14,375,606	—	to	—	1.12	to	1.12	24.23	to	24.23
2023	2,007,964	6.04	to	6.04	12,134,565	—	to	—	1.37	to	1.37	26.14	to	26.14
2022	2,258,435	4.79	to	4.79	10,820,185	—	to	—	1.29	to	1.29	(16.49)	to	(16.49)
2021	2,351,483	5.74	to	5.74	13,490,837	—	to	—	1.09	to	1.09	24.09	to	24.09
2020	2,804,507	4.62	to	4.62	12,965,854	—	to	—	1.35	to	1.35	13.55	to	13.55

American Funds IS® International Fund (Class 2)
2024	112,401	41.08	to	41.08	4,617,526	—	to	—	1.18	to	1.18	3.16	to	3.16
2023	118,418	39.82	to	39.82	4,715,738	—	to	—	1.26	to	1.26	15.84	to	15.84
2022	140,104	34.38	to	34.38	4,816,266	—	to	—	1.73	to	1.73	(20.79)	to	(20.79)
2021	147,593	43.40	to	43.40	6,405,063	—	to	—	2.36	to	2.36	(1.50)	to	(1.50)
2020	159,721	44.06	to	44.06	7,036,603	—	to	—	0.66	to	0.66	13.97	to	13.97

American Funds IS® New World Fund® (Class 2)
2024	25,913	60.43	to	60.43	1,565,940	—	to	—	1.39	to	1.39	6.56	to	6.56
2023	28,462	56.71	to	56.71	1,614,183	—	to	—	1.47	to	1.47	16.00	to	16.00
2022	28,991	48.89	to	48.89	1,417,443	—	to	—	1.32	to	1.32	(22.10)	to	(22.10)
2021	30,373	62.76	to	62.76	1,906,211	—	to	—	0.85	to	0.85	4.92	to	4.92
2020	31,349	59.82	to	59.82	1,875,192	—	to	—	0.07	to	0.07	23.58	to	23.58

Fidelity® VIP Equity-Income Portfolio℠ (Initial Class)
2024	791,463	11.48	to	11.48	9,088,311	—	to	—	1.77	to	1.77	15.35	to	15.35
2023	894,204	9.96	to	9.96	8,901,810	—	to	—	1.91	to	1.91	10.65	to	10.65
2022	968,489	9.00	to	9.00	8,713,475	—	to	—	1.85	to	1.85	(4.96)	to	(4.96)
2021	1,077,341	9.47	to	9.47	10,198,464	—	to	—	1.91	to	1.91	24.89	to	24.89
2020	1,135,451	7.58	to	7.58	8,606,251	—	to	—	1.82	to	1.82	6.69	to	6.69

SA-102

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Asset Manager Portfolio (Initial Class)
2024	8,390	$6.43	to	$6.43	$53,945	—%	to	—%	2.36%	to	2.36%	8.50%	to	8.50%
2023	9,549	5.93	to	5.93	56,588	—	to	—	2.19	to	2.19	12.94	to	12.94
2022	12,623	5.25	to	5.25	66,232	—	to	—	1.97	to	1.97	(14.93)	to	(14.93)
2021	14,985	6.17	to	6.17	92,426	—	to	—	1.60	to	1.60	9.92	to	9.92
2020	16,103	5.61	to	5.61	90,358	—	to	—	0.96	to	0.96	14.87	to	14.87

Fidelity® VIP Freedom 2010 Portfolio℠ (Service Class 2)
2024	1,235	21.93	to	21.93	27,089	—	to	—	1.21	to	1.21	5.15	to	5.15
2023	893	20.86	to	20.86	18,624	—	to	—	3.45	to	3.45	9.08	to	9.08
2022	4,015	19.12	to	19.12	76,757	—	to	—	1.76	to	1.76	(13.66)	to	(13.66)
2021	7,625	22.15	to	22.15	168,859	—	to	—	0.74	to	0.74	5.60	to	5.60
2020	10,259	20.97	to	20.97	215,152	—	to	—	3.01	to	3.01	12.24	to	12.24

Fidelity® VIP Freedom 2020 Portfolio℠ (Service Class 2)
2024	16,446	24.91	to	24.91	409,640	—	to	—	2.59	to	2.59	7.40	to	7.40
2023	16,838	23.19	to	23.19	390,481	—	to	—	2.96	to	2.96	12.22	to	12.22
2022	17,521	20.66	to	20.66	362,064	—	to	—	1.83	to	1.83	(15.97)	to	(15.97)
2021	15,996	24.59	to	24.59	393,360	—	to	—	0.86	to	0.86	9.26	to	9.26
2020	16,364	22.51	to	22.51	368,294	—	to	—	1.06	to	1.06	14.72	to	14.72

Fidelity® VIP Freedom 2030 Portfolio℠ (Service Class 2)
2024	25,079	28.64	to	28.64	718,156	—	to	—	2.04	to	2.04	9.14	to	9.14
2023	25,546	26.24	to	26.24	670,297	—	to	—	1.99	to	1.99	14.46	to	14.46
2022	35,908	22.92	to	22.92	823,157	—	to	—	1.73	to	1.73	(17.09)	to	(17.09)
2021	35,927	27.65	to	27.65	993,314	—	to	—	0.89	to	0.89	12.07	to	12.07
2020	29,991	24.67	to	24.67	739,879	—	to	—	1.01	to	1.01	16.64	to	16.64

Fidelity® VIP Government Money Market Portfolio (Service Class)
2024	225,289	11.66	to	11.66	2,626,034	—	to	—	4.89	to	4.89	5.00	to	5.00
2023	212,193	11.10	to	11.10	2,355,613	—	to	—	4.67	to	4.67	4.79	to	4.79
2022	248,994	10.59	to	10.59	2,637,755	—	to	—	1.35	to	1.35	1.36	to	1.36
2021	249,670	10.45	to	10.45	2,609,461	—	to	—	0.01	to	0.01	0.01	to	0.01
2020	324,253	10.45	to	10.45	3,388,793	—	to	—	0.15	to	0.15	0.28	to	0.28

Fidelity® VIP Growth Portfolio (Service Class 2)
2024	—	73.64	to	73.64	—	—	to	—	—	to	—	30.07	to	30.07
2023	—	56.61	to	56.61	—	—	to	—	0.01	to	0.01	35.89	to	35.89
2022	1,390	41.66	to	41.66	57,892	—	to	—	0.35	to	0.35	(24.64)	to	(24.64)
2021	1,430	55.29	to	55.29	79,035	—	to	—	—	to	—	22.90	to	22.90
2020	1,443	44.98	to	44.98	64,898	—	to	—	0.04	to	0.04	43.55	to	43.55

Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)
2024	67,059	73.20	to	73.20	4,908,689	—	to	—	0.03	to	0.03	33.45	to	33.45
2023	69,817	54.85	to	54.85	3,829,600	—	to	—	0.27	to	0.27	33.12	to	33.12
2022	71,720	41.21	to	41.21	2,955,325	—	to	—	0.26	to	0.26	(26.49)	to	(26.49)
2021	75,829	56.05	to	56.05	4,250,514	—	to	—	0.03	to	0.03	27.51	to	27.51
2020	81,707	43.96	to	43.96	3,591,847	—	to	—	0.08	to	0.08	30.23	to	30.23

Fidelity® VIP Mid Cap Portfolio (Service Class 2)
2024	90,047	51.80	to	51.80	4,664,059	—	to	—	0.35	to	0.35	17.18	to	17.18
2023	96,639	44.20	to	44.20	4,271,780	—	to	—	0.39	to	0.39	14.80	to	14.80
2022	97,437	38.50	to	38.50	3,751,743	—	to	—	0.28	to	0.28	(14.97)	to	(14.97)
2021	96,747	45.28	to	45.28	4,380,874	—	to	—	0.37	to	0.37	25.31	to	25.31
2020	100,774	36.14	to	36.14	3,641,659	—	to	—	0.40	to	0.40	17.87	to	17.87

SA-103

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Overseas Portfolio (Initial Class)
2024	41,749	$5.30	to	$5.30	$221,394	—%	to	—%	1.59%	to	1.59%	5.05%	to	5.05%
2023	54,937	5.05	to	5.05	277,317	—	to	—	1.01	to	1.01	20.51	to	20.51
2022	63,698	4.19	to	4.19	266,824	—	to	—	0.93	to	0.93	(24.48)	to	(24.48)
2021	85,977	5.55	to	5.55	476,923	—	to	—	0.52	to	0.52	19.70	to	19.70
2020	95,203	4.63	to	4.63	441,198	—	to	—	0.44	to	0.44	15.61	to	15.61

Fidelity® VIP Strategic Income Portfolio (Service Class 2)
2024	1,453	19.99	to	19.99	29,045	—	to	—	3.59	to	3.59	5.78	to	5.78
2023	1,474	18.89	to	18.89	27,843	—	to	—	4.38	to	4.38	9.18	to	9.18
2022	1,496	17.31	to	17.31	25,882	—	to	—	3.46	to	3.46	(11.52)	to	(11.52)
2021	1,671	19.56	to	19.56	32,688	—	to	—	2.44	to	2.44	3.53	to	3.53
2020	1,692	18.89	to	18.89	31,971	—	to	—	3.12	to	3.12	7.16	to	7.16

Fidelity® VIP Value Strategies Portfolio (Service Class 2)
2024	67	42.13	to	42.13	2,820	—	to	—	0.83	to	0.83	9.16	to	9.16
2023	66	38.59	to	38.59	2,540	—	to	—	0.80	to	0.80	20.61	to	20.61
2022	121	32.00	to	32.00	3,879	—	to	—	0.75	to	0.75	(7.35)	to	(7.35)
2021	175	34.54	to	34.54	6,030	—	to	—	1.27	to	1.27	33.34	to	33.34
2020	175	25.90	to	25.90	4,525	—	to	—	1.07	to	1.07	8.02	to	8.02

Franklin DynaTech VIP Fund (Class 2)
2024	1,593	56.70	to	56.70	90,320	—	to	—	—	to	—	30.44	to	30.44
2023	1,165	43.47	to	43.47	50,659	—	to	—	—	to	—	43.77	to	43.77
2022	1,563	30.23	to	30.23	47,242	—	to	—	—	to	—	(39.96)	to	(39.96)
2021	1,566	50.35	to	50.35	78,874	—	to	—	—	to	—	16.14	to	16.14
2020	928	43.35	to	43.35	40,247	—	to	—	—	to	—	44.88	to	44.88

Franklin Income VIP Fund (Class 2)
2024	51,986	29.31	to	29.31	1,523,471	—	to	—	5.20	to	5.20	7.20	to	7.20
2023	55,465	27.34	to	27.34	1,516,211	—	to	—	5.26	to	5.26	8.62	to	8.62
2022	59,465	25.17	to	25.17	1,496,504	—	to	—	4.85	to	4.85	(5.47)	to	(5.47)
2021	60,065	26.62	to	26.62	1,599,157	—	to	—	4.67	to	4.67	16.75	to	16.75
2020	61,394	22.80	to	22.80	1,399,971	—	to	—	5.82	to	5.82	0.69	to	0.69

Franklin Mutual Global Discovery VIP Fund (Class 2)
2024	35,556	33.16	to	33.16	1,178,942	—	to	—	1.77	to	1.77	4.66	to	4.66
2023	37,423	31.68	to	31.68	1,185,638	—	to	—	2.53	to	2.53	20.31	to	20.31
2022	37,763	26.33	to	26.33	994,448	—	to	—	1.40	to	1.40	(4.75)	to	(4.75)
2021	39,886	27.65	to	27.65	1,102,699	—	to	—	2.69	to	2.69	19.13	to	19.13
2020	40,976	23.21	to	23.21	950,960	—	to	—	2.41	to	2.41	(4.46)	to	(4.46)

Franklin Mutual Shares VIP Fund (Class 2)
2024	48,281	41.86	to	41.86	2,021,037	—	to	—	1.99	to	1.99	11.27	to	11.27
2023	50,505	37.62	to	37.62	1,899,970	—	to	—	1.91	to	1.91	13.46	to	13.46
2022	54,436	33.16	to	33.16	1,804,890	—	to	—	1.85	to	1.85	(7.43)	to	(7.43)
2021	56,670	35.82	to	35.82	2,029,771	—	to	—	2.90	to	2.90	19.17	to	19.17
2020	60,224	30.06	to	30.06	1,810,105	—	to	—	2.84	to	2.84	(5.04)	to	(5.04)

Franklin Rising Dividends VIP Fund (Class 2)
2024	7,159	60.88	to	60.88	435,801	—	to	—	1.01	to	1.01	10.79	to	10.79
2023	6,684	54.95	to	54.95	367,248	—	to	—	0.92	to	0.92	12.08	to	12.08
2022	6,728	49.03	to	49.03	329,838	—	to	—	0.79	to	0.79	(10.57)	to	(10.57)
2021	7,073	54.82	to	54.82	387,766	—	to	—	0.88	to	0.88	26.79	to	26.79
2020	4,451	43.24	to	43.24	192,471	—	to	—	1.25	to	1.25	15.97	to	15.97

SA-104

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Franklin Small Cap Value VIP Fund (Class 2)
2024	37,460	$71.06	to	$71.06	$2,662,020	—%	to	—%	0.92%	to	0.92%	11.71%	to	11.71%
2023	37,348	63.62	to	63.62	2,375,935	—	to	—	0.52	to	0.52	12.75	to	12.75
2022	39,643	56.43	to	56.43	2,236,847	—	to	—	0.97	to	0.97	(10.06)	to	(10.06)
2021	38,914	62.74	to	62.74	2,441,464	—	to	—	1.00	to	1.00	25.37	to	25.37
2020	38,203	50.05	to	50.05	1,911,868	—	to	—	1.49	to	1.49	5.19	to	5.19

Franklin Small-Mid Cap Growth VIP Fund (Class 2)
2024	6,376	45.70	to	45.70	291,398	—	to	—	—	to	—	11.04	to	11.04
2023	6,352	41.16	to	41.16	261,420	—	to	—	—	to	—	26.74	to	26.74
2022	6,348	32.47	to	32.47	206,139	—	to	—	—	to	—	(33.69)	to	(33.69)
2021	6,253	48.97	to	48.97	306,259	—	to	—	—	to	—	10.01	to	10.01
2020	4,544	44.52	to	44.52	202,303	—	to	—	—	to	—	55.09	to	55.09

Franklin Strategic Income VIP Fund (Class 1)
2024	27,582	19.06	to	19.06	525,599	—	to	—	4.48	to	4.48	4.32	to	4.32
2023	28,978	18.27	to	18.27	529,318	—	to	—	4.63	to	4.63	8.37	to	8.37
2022	30,669	16.86	to	16.86	516,952	—	to	—	4.40	to	4.40	(10.46)	to	(10.46)
2021	31,219	18.82	to	18.82	587,652	—	to	—	3.35	to	3.35	2.28	to	2.28
2020	35,904	18.40	to	18.40	660,763	—	to	—	5.04	to	5.04	3.75	to	3.75

Putnam VT George Putnam Balanced Fund (Class IA)
2024	542	47.84	to	47.84	25,939	—	to	—	1.36	to	1.36	16.94	to	16.94
2023	586	40.90	to	40.90	23,959	—	to	—	1.49	to	1.49	20.26	to	20.26
2022	633	34.01	to	34.01	21,531	—	to	—	1.16	to	1.16	(15.82)	to	(15.82)
2021	676	40.40	to	40.40	27,311	—	to	—	1.02	to	1.02	14.28	to	14.28
2020	708	35.35	to	35.35	25,023	—	to	—	1.44	to	1.44	15.61	to	15.61

Hartford Balanced HLS Fund (Class IA)
2024	670,413	10.90	to	10.90	7,304,866	—	to	—	1.94	to	1.94	11.21	to	11.21
2023	739,880	9.80	to	9.80	7,248,822	—	to	—	1.87	to	1.87	14.78	to	14.78
2022	810,019	8.54	to	8.54	6,914,206	—	to	—	1.78	to	1.78	(13.42)	to	(13.42)
2021	957,783	9.86	to	9.86	9,443,240	—	to	—	1.01	to	1.01	19.64	to	19.64
2020	1,042,227	8.24	to	8.24	8,588,691	—	to	—	1.70	to	1.70	11.62	to	11.62

Hartford Capital Appreciation HLS Fund (Class IA)
2024	982,383	30.39	to	30.39	29,851,955	—	to	—	0.76	to	0.76	21.19	to	21.19
2023	1,097,231	25.07	to	25.07	27,511,793	—	to	—	0.85	to	0.85	20.00	to	20.00
2022	1,272,890	20.89	to	20.89	26,597,014	—	to	—	0.93	to	0.93	(15.30)	to	(15.30)
2021	1,407,412	24.67	to	24.67	34,719,260	—	to	—	0.47	to	0.47	14.76	to	14.76
2020	1,521,323	21.50	to	21.50	32,702,115	—	to	—	0.97	to	0.97	21.92	to	21.92

Hartford Disciplined Equity HLS Fund (Class IA)
2024	717,158	9.27	to	9.27	6,650,883	—	to	—	0.59	to	0.59	25.37	to	25.37
2023	785,634	7.40	to	7.40	5,811,575	—	to	—	0.84	to	0.84	21.24	to	21.24
2022	875,011	6.10	to	6.10	5,338,557	—	to	—	1.01	to	1.01	(18.96)	to	(18.96)
2021	925,779	7.53	to	7.53	6,969,646	—	to	—	0.58	to	0.58	25.52	to	25.52
2020	987,779	6.00	to	6.00	5,924,648	—	to	—	0.66	to	0.66	18.04	to	18.04

Hartford Dividend and Growth HLS Fund (Class IA)
2024	804,902	19.65	to	19.65	15,812,754	—	to	—	1.88	to	1.88	12.67	to	12.67
2023	893,378	17.44	to	17.44	15,577,466	—	to	—	1.59	to	1.59	14.18	to	14.18
2022	975,705	15.27	to	15.27	14,900,628	—	to	—	1.66	to	1.66	(8.93)	to	(8.93)
2021	1,072,213	16.77	to	16.77	17,980,952	—	to	—	1.33	to	1.33	32.00	to	32.00
2020	1,126,213	12.70	to	12.70	14,308,400	—	to	—	2.02	to	2.02	7.77	to	7.77

SA-105

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford International Opportunities HLS Fund (Class IA)
2024	649,085	$6.84	to	$6.84	$4,437,877	—%	to	—%	1.54%	to	1.54%	8.40%	to	8.40%
2023	692,084	6.31	to	6.31	4,365,338	—	to	—	1.19	to	1.19	11.71	to	11.71
2022	736,720	5.65	to	5.65	4,159,594	—	to	—	1.60	to	1.60	(18.15)	to	(18.15)
2021	834,219	6.90	to	6.90	5,754,199	—	to	—	1.03	to	1.03	7.82	to	7.82
2020	891,291	6.40	to	6.40	5,702,114	—	to	—	1.95	to	1.95	20.45	to	20.45

Hartford MidCap HLS Fund (Class IA)
2024	255,517	16.60	to	16.60	4,242,492	—	to	—	—	to	—	6.28	to	6.28
2023	311,038	15.62	to	15.62	4,859,376	—	to	—	0.03	to	0.04	14.87	to	14.87
2022	329,065	13.60	to	13.60	4,475,349	—	to	—	0.89	to	0.90	(24.30)	to	(24.30)
2021	344,259	17.97	to	17.97	6,185,050	—	to	—	—	to	—	9.91	to	9.91
2020	383,026	16.35	to	16.35	6,261,251	—	to	—	0.05	to	0.06	25.11	to	26.19

Hartford Small Company HLS Fund (Class IA)
2024	521,145	9.29	to	9.29	4,838,981	—	to	—	—	to	—	12.00	to	12.00
2023	578,507	8.29	to	8.29	4,795,980	—	to	—	—	to	—	16.74	to	16.74
2022	606,726	7.10	to	7.10	4,308,668	—	to	—	—	to	—	(30.94)	to	(30.94)
2021	626,772	10.28	to	10.28	6,444,798	—	to	—	—	to	—	1.56	to	1.56
2020	700,835	10.12	to	10.12	7,095,563	—	to	—	—	to	—	55.52	to	55.52

Hartford Small Cap Growth HLS Fund (Class IA)
2024	56	50.40	to	50.40	2,828	—	to	—	0.30	to	0.30	13.12	to	13.12
2023	55	44.56	to	44.56	2,459	—	to	—	—	to	—	18.42	to	18.42
2022	51	37.62	to	37.62	1,924	—	to	—	—	to	—	(28.46)	to	(28.46)
2021	44	52.59	to	52.59	2,298	—	to	—	—	to	—	4.02	to	4.02
2020	45	50.56	to	50.56	2,254	—	to	—	—	to	—	33.20	to	33.20

Hartford Stock HLS Fund (Class IA)
2024	1,097,570	16.91	to	16.91	18,559,153	—	to	—	1.59	to	1.59	8.75	to	8.75
2023	1,164,859	15.55	to	15.55	18,112,944	—	to	—	1.33	to	1.33	7.72	to	7.72
2022	1,223,300	14.44	to	14.44	17,658,995	—	to	—	1.63	to	1.63	(5.14)	to	(5.14)
2021	1,406,637	15.22	to	15.22	21,405,241	—	to	—	1.23	to	1.23	24.98	to	24.98
2020	1,493,803	12.18	to	12.18	18,188,201	—	to	—	1.71	to	1.71	12.08	to	12.08

Hartford Total Return Bond HLS Fund (Class IA)
2024	3,134,121	4.13	to	4.13	12,933,388	—	to	—	3.65	to	3.65	2.33	to	2.33
2023	3,222,062	4.03	to	4.03	12,993,966	—	to	—	3.43	to	3.43	6.97	to	6.97
2022	3,520,176	3.77	to	3.77	13,271,065	—	to	—	3.02	to	3.02	(14.21)	to	(14.21)
2021	3,696,418	4.39	to	4.39	16,243,984	—	to	—	2.56	to	2.56	(0.94)	to	(0.94)
2020	3,282,935	4.44	to	4.44	14,564,509	—	to	—	3.72	to	3.72	9.02	to	9.02

Hartford Ultrashort Bond HLS Fund (Class IA)
2024	1,761,778	2.15	to	2.15	3,779,014	—	to	—	4.30	to	4.30	5.20	to	5.20
2023	1,829,003	2.04	to	2.04	3,729,337	—	to	—	1.30	to	1.30	5.19	to	5.19
2022	2,546,550	1.94	to	1.94	4,936,410	—	to	—	0.22	to	0.22	(0.17)	to	(0.17)
2021	2,163,420	1.94	to	1.94	4,200,886	—	to	—	0.71	to	0.71	(0.19)	to	(0.19)
2020	2,111,783	1.95	to	1.95	4,108,285	—	to	—	2.27	to	2.27	1.44	to	1.44

Invesco V.I. American Franchise Fund (Series I)
2024	—	57.04	to	57.04	—	—	to	—	—	to	—	34.89	to	34.89
2023	435	42.28	to	42.28	18,382	—	to	—	—	to	—	40.93	to	40.93
2022	447	30.00	to	30.00	13,420	—	to	—	—	to	—	(31.11)	to	(31.11)
2021	459	43.56	to	43.56	19,976	—	to	—	—	to	—	11.93	to	11.93
2020	1,219	38.91	to	38.91	47,454	—	to	—	0.07	to	0.07	42.35	to	42.35

SA-106

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. American Value Fund (Series II)
2024	4,027	$43.29	to	$43.29	$174,325	—%	to	—%	0.80%	to	0.80%	30.10%	to	30.10%
2023	4,166	33.28	to	33.28	138,626	—	to	—	0.39	to	0.39	15.29	to	15.29
2022	4,279	28.86	to	28.86	123,505	—	to	—	0.47	to	0.47	(2.86)	to	(2.86)
2021	4,377	29.71	to	29.71	130,070	—	to	—	0.22	to	0.22	27.62	to	27.62
2020	5,494	23.28	to	23.28	127,907	—	to	—	0.65	to	0.65	0.86	to	0.86

Invesco V.I. Balanced-Risk Allocation Fund (Series I)
2024	13,746	19.30	to	19.30	265,354	—	to	—	6.09	to	6.09	3.88	to	3.88
2023	15,352	18.58	to	18.58	285,275	—	to	—	—	to	—	6.63	to	6.63
2022	16,038	17.43	to	17.43	279,498	—	to	—	7.35	to	7.35	(14.35)	to	(14.35)
2021	16,539	20.35	to	20.35	336,508	—	to	—	3.18	to	3.18	9.54	to	9.54
2020	17,087	18.57	to	18.57	317,373	—	to	—	8.05	to	8.05	10.22	to	10.22

Invesco V.I. Comstock Fund (Series II)
2024	4,071	46.67	to	46.67	189,999	—	to	—	1.55	to	1.55	14.87	to	14.87
2023	4,018	40.63	to	40.63	163,247	—	to	—	1.60	to	1.60	12.09	to	12.09
2022	3,956	36.25	to	36.25	143,406	—	to	—	1.38	to	1.38	0.85	to	0.85
2021	3,888	35.94	to	35.94	139,755	—	to	—	1.45	to	1.45	33.04	to	33.04
2020	5,749	27.02	to	27.02	155,306	—	to	—	2.19	to	2.19	(1.09)	to	(1.09)

Invesco V.I. Core Equity Fund (Series I)
2024	810	60.28	to	60.28	48,853	—	to	—	0.71	to	0.71	25.61	to	25.61
2023	842	47.99	to	47.99	40,392	—	to	—	0.74	to	0.74	23.36	to	23.36
2022	874	38.90	to	38.90	33,993	—	to	—	0.92	to	0.92	(20.55)	to	(20.55)
2021	902	48.96	to	48.96	44,180	—	to	—	0.67	to	0.67	27.74	to	27.74
2020	925	38.33	to	38.33	35,470	—	to	—	1.37	to	1.37	13.85	to	13.85

Invesco V.I. Global Real Estate Fund (Series I)
2024	866	23.15	to	23.15	20,051	—	to	—	2.40	to	2.40	(1.80)	to	(1.80)
2023	2,240	23.58	to	23.58	52,816	—	to	—	1.52	to	1.52	9.05	to	9.05
2022	2,174	21.62	to	21.62	47,004	—	to	—	2.98	to	2.98	(24.93)	to	(24.93)
2021	2,096	28.80	to	28.80	60,366	—	to	—	2.81	to	2.81	25.71	to	25.71
2020	2,051	22.91	to	22.91	46,995	—	to	—	5.13	to	5.13	(12.32)	to	(12.32)

Invesco V.I. Growth and Income Fund (Series II)
2024	4,882	38.28	to	38.28	186,888	—	to	—	1.24	to	1.24	15.72	to	15.72
2023	4,923	33.08	to	33.08	162,855	—	to	—	1.34	to	1.34	12.40	to	12.40
2022	4,960	29.43	to	29.43	145,967	—	to	—	1.30	to	1.30	(6.00)	to	(6.00)
2021	4,991	31.31	to	31.31	156,266	—	to	—	1.38	to	1.38	28.19	to	28.19
2020	5,014	24.42	to	24.42	122,470	—	to	—	2.05	to	2.05	1.85	to	1.85

Invesco V.I. EQV International Equity Fund (Series I)
2024	27,785	19.54	to	19.54	543,054	—	to	—	1.79	to	1.79	0.62	to	0.62
2023	26,946	19.42	to	19.42	523,416	—	to	—	0.23	to	0.23	18.14	to	18.14
2022	22,161	16.44	to	16.44	364,353	—	to	—	1.58	to	1.58	(18.31)	to	(18.31)
2021	25,403	20.13	to	20.13	511,252	—	to	—	1.30	to	1.30	5.89	to	5.89
2020	25,662	19.01	to	19.01	487,732	—	to	—	2.42	to	2.42	14.00	to	14.00

Invesco V.I. Main Street Mid Cap Fund® (Series I)
2024	2,354	54.25	to	54.25	127,718	—	to	—	0.33	to	0.33	17.07	to	17.07
2023	2,554	46.34	to	46.34	118,338	—	to	—	0.29	to	0.29	14.47	to	14.47
2022	2,749	40.48	to	40.48	111,294	—	to	—	0.35	to	0.35	(14.26)	to	(14.26)
2021	2,847	47.22	to	47.22	134,440	—	to	—	0.45	to	0.45	23.24	to	23.24
2020	2,925	38.31	to	38.31	112,062	—	to	—	0.74	to	0.74	9.25	to	9.25

SA-107

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. Small Cap Equity Fund (Series I)
2024	9,376	$47.80	to	$47.80	$448,160	—%	to	—%	0.13%	to	0.13%	18.09%	to	18.09%
2023	10,349	40.48	to	40.48	418,910	—	to	—	—	to	—	16.57	to	16.57
2022	10,498	34.72	to	34.72	364,503	—	to	—	—	to	—	(20.51)	to	(20.51)
2021	11,690	43.68	to	43.68	510,608	—	to	—	0.17	to	0.17	20.40	to	20.40
2020	12,349	36.28	to	36.28	447,994	—	to	—	0.37	to	0.37	27.24	to	27.24

Lord Abbett Bond Debenture Portfolio (Class VC)
2024	78,145	24.32	to	24.32	1,900,126	—	to	—	5.75	to	5.75	6.72	to	6.72
2023	77,601	22.78	to	22.78	1,768,086	—	to	—	5.43	to	5.43	6.55	to	6.55
2022	74,861	21.38	to	21.38	1,600,775	—	to	—	4.53	to	4.53	(12.80)	to	(12.80)
2021	74,159	24.52	to	24.52	1,818,573	—	to	—	4.22	to	4.22	3.28	to	3.28
2020	39,028	23.74	to	23.74	926,707	—	to	—	3.91	to	3.91	7.30	to	7.30

Lord Abbett Dividend Growth Portfolio (Class VC)
2024	1,228	57.27	to	57.27	70,305	—	to	—	0.58	to	0.58	22.14	to	22.14
2023	1,207	46.89	to	46.89	56,603	—	to	—	0.88	to	0.88	16.33	to	16.33
2022	1,176	40.30	to	40.30	47,399	—	to	—	0.91	to	0.91	(13.55)	to	(13.55)
2021	1,078	46.62	to	46.62	50,272	—	to	—	0.74	to	0.74	25.62	to	25.62
2020	1,039	37.11	to	37.11	38,564	—	to	—	1.01	to	1.01	15.42	to	15.42

Lord Abbett Fundamental Equity Portfolio (Class VC)
2024	—	38.84	to	38.84	—	—	to	—	—	to	—	16.65	to	16.65
2023	449	33.30	to	33.30	14,934	—	to	—	0.62	to	0.62	14.63	to	14.63
2022	421	29.05	to	29.05	12,226	—	to	—	1.11	to	1.11	(11.98)	to	(11.98)
2021	396	33.00	to	33.00	13,054	—	to	—	0.87	to	0.87	27.31	to	27.31
2020	370	25.92	to	25.92	9,596	—	to	—	1.34	to	1.34	1.77	to	1.77

Lord Abbett Growth and Income Portfolio (Class VC)
2024	314	40.88	to	40.88	12,840	—	to	—	0.91	to	0.91	20.60	to	20.60
2023	300	33.89	to	33.89	10,175	—	to	—	0.85	to	0.85	13.19	to	13.19
2022	518	29.95	to	29.95	15,497	—	to	—	1.34	to	1.34	(9.44)	to	(9.44)
2021	511	33.07	to	33.07	16,884	—	to	—	1.09	to	1.09	29.02	to	29.02
2020	500	25.63	to	25.63	12,826	—	to	—	1.81	to	1.81	2.70	to	2.70

MFS® Growth Series (Initial Class)
2024	3,498	77.78	to	77.78	272,102	—	to	—	—	to	—	31.47	to	31.47
2023	3,270	59.16	to	59.16	193,431	—	to	—	—	to	—	35.86	to	35.86
2022	3,381	43.55	to	43.55	147,237	—	to	—	—	to	—	(31.63)	to	(31.63)
2021	3,434	63.70	to	63.70	218,710	—	to	—	—	to	—	23.53	to	23.53
2020	3,636	51.56	to	51.56	187,480	—	to	—	—	to	—	31.86	to	31.86

MFS® Investors Trust Series (Initial Class)
2024	4,876	60.05	to	60.05	292,812	—	to	—	0.70	to	0.70	19.52	to	19.52
2023	4,966	50.24	to	50.24	249,479	—	to	—	0.77	to	0.77	18.98	to	18.98
2022	4,227	42.22	to	42.22	178,499	—	to	—	0.68	to	0.68	(16.49)	to	(16.49)
2021	4,292	50.56	to	50.56	217,009	—	to	—	0.63	to	0.63	26.81	to	26.81
2020	3,999	39.87	to	39.87	159,426	—	to	—	0.63	to	0.63	13.87	to	13.87

MFS® New Discovery Series (Initial Class)
2024	1,394	73.23	to	73.23	102,062	—	to	—	—	to	—	6.72	to	6.72
2023	2,531	68.61	to	68.61	173,638	—	to	—	—	to	—	14.41	to	14.41
2022	3,183	59.97	to	59.97	190,888	—	to	—	—	to	—	(29.76)	to	(29.76)
2021	3,259	85.38	to	85.38	278,276	—	to	—	—	to	—	1.80	to	1.80
2020	3,599	83.87	to	83.87	301,843	—	to	—	—	to	—	45.89	to	45.89

SA-108

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
MFS® Total Return Bond Series (Initial Class)
2024	56,207	$17.51	to	$17.51	$984,452	—%	to	—%	4.25%	to	4.25%	2.55%	to	2.55%
2023	59,915	17.08	to	17.08	1,023,330	—	to	—	3.19	to	3.19	7.38	to	7.38
2022	58,569	15.91	to	15.91	931,591	—	to	—	2.83	to	2.83	(13.93)	to	(13.93)
2021	58,016	18.48	to	18.48	1,072,193	—	to	—	2.65	to	2.65	(0.81)	to	(0.81)
2020	60,269	18.63	to	18.63	1,122,965	—	to	—	3.17	to	3.17	8.47	to	8.47

MFS® Total Return Series (Initial Class)
2024	24,307	39.74	to	39.74	966,050	—	to	—	2.50	to	2.50	7.75	to	7.75
2023	24,343	36.88	to	36.88	897,866	—	to	—	2.05	to	2.05	10.44	to	10.44
2022	24,798	33.40	to	33.40	828,179	—	to	—	1.72	to	1.72	(9.58)	to	(9.58)
2021	25,058	36.94	to	36.94	925,562	—	to	—	1.81	to	1.81	14.12	to	14.12
2020	24,649	32.37	to	32.37	797,835	—	to	—	2.30	to	2.30	9.81	to	9.81

MFS® Value Series (Initial Class)
2024	38,417	40.17	to	40.17	1,543,313	—	to	—	1.64	to	1.64	11.61	to	11.61
2023	40,574	35.99	to	35.99	1,460,391	—	to	—	1.60	to	1.60	7.93	to	7.93
2022	36,686	33.35	to	33.35	1,223,413	—	to	—	1.40	to	1.40	(5.91)	to	(5.91)
2021	37,300	35.44	to	35.44	1,321,976	—	to	—	1.05	to	1.05	25.45	to	25.45
2020	56,954	28.25	to	28.25	1,609,001	—	to	—	1.60	to	1.60	3.48	to	3.48

Invesco V.I. Capital Appreciation Fund (Series II)
2024	46	61.79	to	61.79	2,811	—	to	—	—	to	—	33.83	to	33.83
2023	46	46.17	to	46.17	2,133	—	to	—	—	to	—	35.03	to	35.03
2022	50	34.19	to	34.19	1,719	—	to	—	—	to	—	(30.96)	to	(30.96)
2021	51	49.53	to	49.53	2,533	—	to	—	—	to	—	22.28	to	22.28
2020	1,214	40.50	to	40.50	49,184	—	to	—	—	to	—	36.24	to	36.24

Invesco V.I. Global Fund (Series II)
2024	15,371	45.92	to	45.92	705,833	—	to	—	—	to	—	15.78	to	15.78
2023	15,504	39.66	to	39.66	614,885	—	to	—	—	to	—	34.45	to	34.45
2022	16,525	29.50	to	29.50	487,463	—	to	—	—	to	—	(31.94)	to	(31.94)
2021	15,899	43.34	to	43.34	689,040	—	to	—	—	to	—	15.17	to	15.17
2020	16,060	37.63	to	37.63	604,339	—	to	—	0.44	to	0.44	27.34	to	27.34

Invesco V.I. Main Street Fund® (Series II)
2024	1,228	53.83	to	53.83	66,073	—	to	—	—	to	—	23.39	to	23.39
2023	1,298	43.62	to	43.62	56,607	—	to	—	0.50	to	0.50	22.83	to	22.83
2022	1,361	35.51	to	35.51	48,333	—	to	—	1.12	to	1.12	(20.31)	to	(20.31)
2021	1,409	44.56	to	44.56	62,812	—	to	—	0.52	to	0.52	27.23	to	27.23
2020	1,455	35.03	to	35.03	50,961	—	to	—	1.17	to	1.17	13.69	to	13.69

Invesco V.I. Main Street Small Cap Fund® (Series II)
2024	8,181	47.98	to	47.98	392,482	—	to	—	—	to	—	12.41	to	12.41
2023	9,321	42.68	to	42.68	397,830	—	to	—	0.96	to	0.96	17.82	to	17.82
2022	8,871	36.23	to	36.23	321,369	—	to	—	0.26	to	0.26	(16.04)	to	(16.04)
2021	9,434	43.15	to	43.15	407,088	—	to	—	0.18	to	0.18	22.26	to	22.26
2020	12,592	35.29	to	35.29	444,416	—	to	—	0.38	to	0.38	19.64	to	19.64

Putnam VT Small Cap Growth Fund (Class IB)
2024	1,814	77.15	to	77.15	139,982	—	to	—	—	to	—	23.33	to	23.33
2023	1,924	62.56	to	62.56	120,358	—	to	—	—	to	—	23.14	to	23.14
2022	2,122	50.80	to	50.80	107,805	—	to	—	—	to	—	(28.30)	to	(28.30)
2021	3,817	70.85	to	70.85	270,436	—	to	—	—	to	—	13.87	to	13.87
2020	3,918	62.22	to	62.22	243,794	—	to	—	—	to	—	48.37	to	48.37

SA-109

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Diversified Income Fund (Class IA)
2024	607	$38.35	to	$38.35	$23,278	—%	to	—%	6.30%	to	6.30%	6.09%	to	6.09%
2023	632	36.15	to	36.15	22,848	—	to	—	6.41	to	6.41	5.01	to	5.01
2022	659	34.43	to	34.43	22,687	—	to	—	6.86	to	6.86	(2.06)	to	(2.06)
2021	721	35.15	to	35.15	25,343	—	to	—	0.92	to	0.92	(6.73)	to	(6.73)
2020	751	37.69	to	37.69	28,289	—	to	—	7.90	to	7.90	(0.76)	to	(0.76)

Putnam VT Large Cap Value Fund (Class IA)
2024	95,949	82.44	to	82.44	7,909,841	—	to	—	1.29	to	1.29	19.46	to	19.46
2023	110,360	69.01	to	69.01	7,615,834	—	to	—	2.24	to	2.24	15.92	to	15.92
2022	118,910	59.53	to	59.53	7,078,755	—	to	—	1.73	to	1.73	(2.87)	to	(2.87)
2021	134,158	61.29	to	61.29	8,222,290	—	to	—	1.37	to	1.37	27.62	to	27.62
2020	141,385	48.02	to	48.02	6,789,945	—	to	—	1.97	to	1.97	6.06	to	6.06

Putnam VT Global Asset Allocation Fund (Class IA)
2024	1,800	93.31	to	93.31	167,933	—	to	—	2.59	to	2.59	16.63	to	16.63
2023	2,664	80.01	to	80.01	213,113	—	to	—	1.83	to	1.83	17.78	to	17.78
2022	2,869	67.93	to	67.93	194,877	—	to	—	1.66	to	1.66	(15.82)	to	(15.82)
2021	3,724	80.69	to	80.69	300,518	—	to	—	0.92	to	0.92	14.25	to	14.25
2020	3,931	70.63	to	70.63	277,663	—	to	—	2.14	to	2.14	12.58	to	12.58

Putnam VT Focused International Equity Fund (Class IA)
2024	28,779	71.66	to	71.66	2,062,309	—	to	—	1.91	to	1.91	3.63	to	3.63
2023	32,234	69.15	to	69.15	2,228,976	—	to	—	0.92	to	0.92	19.56	to	19.56
2022	33,172	57.84	to	57.84	1,918,583	—	to	—	2.05	to	2.05	(17.99)	to	(17.99)
2021	35,309	70.53	to	70.53	2,490,278	—	to	—	1.01	to	1.01	12.84	to	12.84
2020	38,733	62.50	to	62.50	2,420,858	—	to	—	0.40	to	0.40	10.32	to	10.32

Putnam VT Global Health Care Fund (Class IA)
2024	2,363	73.16	to	73.16	172,865	—	to	—	0.68	to	0.68	1.70	to	1.70
2023	2,574	71.94	to	71.94	185,171	—	to	—	0.52	to	0.52	9.39	to	9.39
2022	2,624	65.77	to	65.77	172,570	—	to	—	0.63	to	0.63	(4.44)	to	(4.44)
2021	2,671	68.82	to	68.82	183,825	—	to	—	1.24	to	1.24	19.77	to	19.77
2020	2,711	57.46	to	57.46	155,775	—	to	—	0.70	to	0.70	16.47	to	16.47

Putnam VT High Yield Fund (Class IA)
2024	17,281	67.06	to	67.06	1,158,852	—	to	—	5.83	to	5.83	8.19	to	8.19
2023	18,484	61.98	to	61.98	1,145,683	—	to	—	5.49	to	5.49	12.29	to	12.29
2022	19,469	55.20	to	55.20	1,074,656	—	to	—	5.44	to	5.44	(11.37)	to	(11.37)
2021	21,584	62.28	to	62.28	1,344,274	—	to	—	4.82	to	4.82	5.20	to	5.20
2020	20,886	59.20	to	59.20	1,236,467	—	to	—	5.83	to	5.83	5.50	to	5.50

Putnam VT Income Fund (Class IA)
2024	28,172	40.24	to	40.24	1,133,627	—	to	—	5.89	to	5.89	2.56	to	2.56
2023	31,337	39.24	to	39.24	1,229,538	—	to	—	6.21	to	6.21	4.96	to	4.96
2022	36,315	37.38	to	37.38	1,357,541	—	to	—	6.13	to	6.13	(13.48)	to	(13.48)
2021	41,994	43.21	to	43.21	1,814,538	—	to	—	1.63	to	1.63	(4.44)	to	(4.44)
2020	51,611	45.21	to	45.21	2,333,583	—	to	—	5.13	to	5.13	6.01	to	6.01

Putnam VT International Equity Fund (Class IA)
2024	23,072	33.70	to	33.70	777,411	—	to	—	2.38	to	2.38	3.24	to	3.24
2023	25,334	32.64	to	32.64	826,887	—	to	—	0.28	to	0.28	18.86	to	18.86
2022	28,056	27.46	to	27.46	770,441	—	to	—	1.70	to	1.70	(14.58)	to	(14.58)
2021	22,115	32.15	to	32.15	710,970	—	to	—	1.40	to	1.40	9.09	to	9.09
2020	27,012	29.47	to	29.47	796,040	—	to	—	1.84	to	1.84	12.35	to	12.35

SA-110

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Emerging Markets Equity Fund (Class IA)
2024	119	$30.69	to	$30.69	$3,667	—%	to	—%	1.33%	to	1.33%	15.90%	to	15.90%
2023	313	26.48	to	26.48	8,279	—	to	—	0.76	to	0.76	11.90	to	11.90
2022	326	23.67	to	23.67	7,724	—	to	—	—	to	—	(27.32)	to	(27.32)
2021	339	32.56	to	32.56	11,045	—	to	—	0.69	to	0.69	(3.94)	to	(3.94)
2020	350	33.90	to	33.90	11,870	—	to	—	0.31	to	0.31	28.25	to	28.25

Putnam VT International Value Fund (Class IA)
2024	371	33.35	to	33.35	12,362	—	to	—	5.63	to	5.63	5.44	to	5.44
2023	1,252	31.63	to	31.63	39,614	—	to	—	1.64	to	1.64	19.08	to	19.08
2022	1,260	26.56	to	26.56	33,478	—	to	—	2.21	to	2.21	(6.70)	to	(6.70)
2021	1,268	28.47	to	28.47	36,098	—	to	—	2.14	to	2.14	15.28	to	15.28
2020	1,275	24.70	to	24.70	31,481	—	to	—	2.68	to	2.68	4.23	to	4.23

Putnam VT Core Equity Fund (Class IA)
2024	729	67.82	to	67.82	49,474	—	to	—	0.76	to	0.76	27.32	to	27.32
2023	1,020	53.27	to	53.27	54,313	—	to	—	0.81	to	0.81	28.36	to	28.36
2022	1,285	41.50	to	41.50	53,335	—	to	—	1.66	to	1.66	(15.54)	to	(15.54)
2021	1,522	49.14	to	49.14	74,808	—	to	—	0.85	to	0.85	31.32	to	31.32
2020	1,700	37.42	to	37.42	63,618	—	to	—	1.36	to	1.36	17.64	to	17.64

Putnam VT Government Money Market Fund (Class IA)
2024	21	2.09	to	2.09	44	—	to	—	4.84	to	4.84	4.91	to	4.91
2023	29	1.99	to	1.99	57	—	to	—	4.56	to	4.56	4.70	to	4.70
2022	39	1.90	to	1.90	74	—	to	—	1.19	to	1.19	1.28	to	1.28
2021	52	1.88	to	1.88	97	—	to	—	—	to	—	0.00 (1)	to	0.00 (1)
2020	62	1.88	to	1.88	116	—	to	—	0.24	to	0.24	0.23	to	0.23

Putnam VT Sustainable Leaders Fund (Class IA)
2024	41,418	159.40	to	159.40	6,602,229	—	to	—	0.38	to	0.38	23.33	to	23.33
2023	45,880	129.25	to	129.25	5,929,771	—	to	—	0.74	to	0.74	26.42	to	26.42
2022	48,642	102.24	to	102.24	4,973,128	—	to	—	0.86	to	0.86	(22.72)	to	(22.72)
2021	57,213	132.30	to	132.30	7,569,004	—	to	—	0.33	to	0.33	23.84	to	23.84
2020	60,344	106.83	to	106.83	6,446,443	—	to	—	0.63	to	0.63	29.06	to	29.06

Putnam VT Small Cap Value Fund (Class IB)
2024	3,365	36.46	to	36.46	122,678	—	to	—	1.02	to	1.02	6.20	to	6.20
2023	4,476	34.33	to	34.33	153,663	—	to	—	0.16	to	0.16	23.75	to	23.75
2022	5,360	27.74	to	27.74	148,686	—	to	—	0.17	to	0.17	(12.98)	to	(12.98)
2021	5,597	31.88	to	31.88	178,442	—	to	—	0.72	to	0.72	39.90	to	39.90
2020	5,770	22.79	to	22.79	131,488	—	to	—	1.09	to	1.09	3.96	to	3.96

Templeton Developing Markets VIP Fund (Class 1)
2024	16,134	13.90	to	13.90	224,292	—	to	—	3.97	to	3.97	7.98	to	7.98
2023	21,907	12.87	to	12.87	282,038	—	to	—	2.30	to	2.30	12.77	to	12.77
2022	23,801	11.42	to	11.42	271,712	—	to	—	2.91	to	2.91	(21.70)	to	(21.70)
2021	23,510	14.58	to	14.58	342,782	—	to	—	1.07	to	1.07	(5.51)	to	(5.51)
2020	22,572	15.43	to	15.43	348,294	—	to	—	4.38	to	4.38	17.39	to	17.39

Templeton Foreign VIP Fund (Class 2)
2024	21,230	14.09	to	14.09	299,138	—	to	—	2.39	to	2.39	(1.00)	to	(1.00)
2023	22,295	14.23	to	14.23	317,314	—	to	—	3.19	to	3.19	20.76	to	20.76
2022	23,035	11.79	to	11.79	271,500	—	to	—	3.05	to	3.05	(7.60)	to	(7.60)
2021	24,230	12.76	to	12.76	309,091	—	to	—	1.85	to	1.85	4.16	to	4.16
2020	24,269	12.25	to	12.25	297,228	—	to	—	3.30	to	3.30	(1.16)	to	(1.16)

SA-111

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Templeton Global Bond VIP Fund (Class 2)
2024	82,978	$15.27	to	$15.27	$1,266,722	—%	to	—%	—%	to	—%	(11.37)%	to	(11.37)%
2023	84,208	17.22	to	17.22	1,450,436	—	to	—	—	to	—	2.88	to	2.88
2022	85,509	16.74	to	16.74	1,431,549	—	to	—	—	to	—	(4.95)	to	(4.95)
2021	86,044	17.61	to	17.61	1,515,539	—	to	—	—	to	—	(4.99)	to	(4.99)
2020	88,570	18.54	to	18.54	1,642,014	—	to	—	8.44	to	8.44	(5.28)	to	(5.28)

Templeton Growth VIP Fund (Class 2)
2024	8,828	20.74	to	20.74	183,079	—	to	—	0.96	to	0.96	5.40	to	5.40
2023	9,708	19.68	to	19.68	190,996	—	to	—	3.59	to	3.59	21.01	to	21.01
2022	14,562	16.26	to	16.26	236,773	—	to	—	0.16	to	0.16	(11.50)	to	(11.50)
2021	14,855	18.37	to	18.37	272,925	—	to	—	1.13	to	1.13	4.87	to	4.87
2020	13,900	17.52	to	17.52	243,523	—	to	—	2.99	to	2.99	5.80	to	5.80

Morgan Stanley VIF Discovery Portfolio (Class II)
2024	4,618	53.96	to	53.96	249,154	—	to	—	—	to	—	41.73	to	41.73
2023	6,388	38.07	to	38.07	243,211	—	to	—	—	to	—	44.13	to	44.13
2022	6,811	26.42	to	26.42	179,902	—	to	—	—	to	—	(62.97)	to	(62.97)
2021	8,242	71.33	to	71.33	587,924	—	to	—	—	to	—	(11.19)	to	(11.19)
2020	6,926	80.32	to	80.32	556,298	—	to	—	—	to	—	152.04	to	152.04

Putnam VT Large Cap Growth Fund (Class IB)
2024	17,910	44.65	to	44.65	799,685	—	to	—	—	to	—	33.41	to	33.41
2023	17,219	33.47	to	33.47	576,322	—	to	—	—	to	—	44.47	to	44.47
2022	16,449	23.17	to	23.17	381,063	—	to	—	—	to	—	(30.50)	to	(30.50)
2021	15,962	33.33	to	33.33	532,077	—	to	—	—	to	—	22.65	to	22.65
2020	14,993	27.18	to	27.18	407,469	—	to	—	0.04	to	0.04	38.71	to	38.71

BlackRock S&P 500 Index V.I. Fund (Class I)
2024	773,632	24.25	to	24.25	18,757,763	—	to	—	1.28	to	1.28	24.83	to	24.83
2023	834,475	19.42	to	19.42	16,207,832	—	to	—	1.37	to	1.37	26.22	to	26.22
2022	873,587	15.39	to	15.39	13,442,784	—	to	—	1.45	to	1.45	(18.23)	to	(18.23)
2021	1,033,871	18.82	to	18.82	19,455,991	—	to	—	1.32	to	1.32	28.53	to	28.53
2020	1,073,453	14.64	to	14.64	15,716,281	—	to	—	1.76	to	1.76	18.24	to	18.24

Fidelity® VIP Equity-Income Portfolio℠ (Service Class 2)
2024	5,027	41.45	to	41.45	208,413	—	to	—	1.64	to	1.64	15.06	to	15.06
2023	4,944	36.03	to	36.03	178,139	—	to	—	1.79	to	1.79	10.38	to	10.38
2022	4,854	32.64	to	32.64	158,442	—	to	—	1.75	to	1.75	(5.24)	to	(5.24)
2021	4,763	34.45	to	34.45	164,075	—	to	—	1.69	to	1.69	24.60	to	24.60
2020	4,642	27.65	to	27.65	128,331	—	to	—	1.67	to	1.67	6.44	to	6.44

Putnam VT Diversified Income Fund (Class IB)
2024	17,006	17.83	to	17.83	303,230	—	to	—	4.17	to	4.17	5.76	to	5.76
2023	11,296	16.86	to	16.86	190,446	—	to	—	6.04	to	6.04	4.82	to	4.82
2022	11,685	16.08	to	16.08	187,958	—	to	—	6.51	to	6.51	(2.35)	to	(2.35)
2021	11,511	16.47	to	16.47	189,606	—	to	—	0.65	to	0.65	(6.95)	to	(6.95)
2020	12,886	17.70	to	17.70	228,094	—	to	—	7.53	to	7.53	(0.90)	to	(0.90)

Putnam VT Large Cap Value Fund (Class IB)
2024	7,645	82.77	to	82.77	632,786	—	to	—	1.09	to	1.09	19.14	to	19.14
2023	8,408	69.47	to	69.47	584,147	—	to	—	1.88	to	1.88	15.67	to	15.67
2022	7,776	60.06	to	60.06	467,029	—	to	—	1.58	to	1.58	(3.13)	to	(3.13)
2021	7,266	62.00	to	62.00	450,523	—	to	—	1.18	to	1.18	27.30	to	27.30
2020	9,071	48.71	to	48.71	441,789	—	to	—	1.89	to	1.89	5.80	to	5.80

SA-112

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT High Yield Fund (Class IB)
2024	140	$35.15	to	$35.15	$4,904	—%	to	—%	5.73%	to	5.73%	7.86%	to	7.86%
2023	145	32.59	to	32.59	4,729	—	to	—	5.31	to	5.31	12.13	to	12.13
2022	151	29.06	to	29.06	4,374	—	to	—	5.14	to	5.14	(11.60)	to	(11.60)
2021	155	32.87	to	32.87	5,100	—	to	—	4.67	to	4.67	4.98	to	4.98
2020	159	31.32	to	31.32	4,975	—	to	—	5.60	to	5.60	5.21	to	5.21

Putnam VT Income Fund (Class IB)
2024	1,209	20.05	to	20.05	24,245	—	to	—	5.41	to	5.41	2.32	to	2.32
2023	1,145	19.59	to	19.59	22,442	—	to	—	5.72	to	5.72	4.70	to	4.70
2022	1,084	18.71	to	18.71	20,287	—	to	—	5.61	to	5.61	(13.81)	to	(13.81)
2021	1,025	21.71	to	21.71	22,252	—	to	—	1.32	to	1.32	(4.58)	to	(4.58)
2020	1,764	22.76	to	22.76	40,155	—	to	—	4.74	to	4.74	5.73	to	5.73

Putnam VT International Equity Fund (Class IB)
2024	2,133	31.54	to	31.54	67,263	—	to	—	2.14	to	2.14	2.97	to	2.97
2023	2,206	30.63	to	30.63	67,564	—	to	—	0.04	to	0.04	18.51	to	18.51
2022	2,291	25.84	to	25.84	59,217	—	to	—	1.55	to	1.55	(14.77)	to	(14.77)
2021	2,365	30.32	to	30.32	71,715	—	to	—	1.15	to	1.15	8.82	to	8.82
2020	2,419	27.86	to	27.86	67,391	—	to	—	1.61	to	1.61	12.10	to	12.10

Putnam VT International Value Fund (Class IB)
2024	106	15.88	to	15.88	1,678	—	to	—	2.34	to	2.34	5.21	to	5.21
2023	102	15.10	to	15.10	1,535	—	to	—	1.50	to	1.50	18.68	to	18.68
2022	111	12.72	to	12.72	1,410	—	to	—	2.02	to	2.02	(6.81)	to	(6.81)
2021	113	13.65	to	13.65	1,545	—	to	—	1.98	to	1.98	14.94	to	14.94
2020	112	11.88	to	11.88	1,335	—	to	—	2.41	to	2.41	3.94	to	3.94

Putnam VT Sustainable Leaders Fund (Class IB)
2024	1,523	94.52	to	94.52	143,928	—	to	—	0.20	to	0.20	23.02	to	23.02
2023	1,578	76.83	to	76.83	121,233	—	to	—	0.51	to	0.51	26.11	to	26.11
2022	1,640	60.93	to	60.93	99,905	—	to	—	0.54	to	0.54	(22.91)	to	(22.91)
2021	1,694	79.03	to	79.03	133,911	—	to	—	0.14	to	0.14	23.53	to	23.53
2020	1,734	63.98	to	63.98	110,952	—	to	—	0.41	to	0.41	28.74	to	28.74

Putnam VT Large Cap Growth Fund (Class IA)
2024	316,047	44.96	to	44.96	14,209,400	—	to	—	0.09	to	0.09	33.71	to	33.71
2023	341,720	33.63	to	33.63	11,490,613	—	to	—	—	to	—	44.89	to	44.89
2022	361,531	23.21	to	23.21	8,390,603	—	to	—	—	to	—	(30.36)	to	(30.36)
2021	442,419	33.33	to	33.33	14,744,949	—	to	—	—	to	—	23.00	to	23.00
2020	473,724	27.10	to	27.10	12,835,886	—	to	—	0.24	to	0.24	39.09	to	39.09

Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (available April 30, 2020)
2024	21,277	16.85	to	16.85	358,606	—	to	—	—	to	—	24.23	to	24.23
2023	21,869	13.57	to	13.57	296,688	—	to	—	—	to	—	13.15	to	13.15
2022	22,447	11.99	to	11.99	269,134	—	to	—	—	to	—	(30.98)	to	(30.98)
2021	23,057	17.37	to	17.37	400,548	—	to	—	—	to	—	19.10	to	19.10
2020	25,574	14.59	to	14.59	373,020	—	to	—	—	to	—	48.27	to	48.27

Putnam VT Core Equity Fund (Class IB) (2)
2024	633	81.44	to	81.44	51,548	—	to	—	0.60	to	0.60	26.96	to	26.96
2023	653	64.15	to	64.15	41,886	—	to	—	—	to	—	28.08	to	28.08
2022	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—

SA-113

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

*
These represent the annualized contract expenses of the Sub-Account for the period indicated and include only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**
These represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***
These represent the total return for the period indicated and reflect a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

#	Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
(1)	Amount is less than 1 unit.
(2)	Subaccount became available for investment prior to 2023 but had no activity until 2023.

7.    Subsequent Events:

Management has evaluated events subsequent to December 31, 2024 and through April 18, 2025, the date the financial statements were available to be issued, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

SA-114

TALCOTT RESOLUTION LIFE INSURANCE COMPANY Independent Auditor's Report Annual Consolidated Financial Statements As of December 31, 2024 and 2023 For the Years Ended December 31, 2024, 2023 and 2022

Index to Consolidated Financial Statements and Schedules Report of Independent Registered Public Accounting Firm F-2 Consolidated Balance Sheets F-4 Consolidated Statements of Operations F-5 Consolidated Statements of Comprehensive Income (Loss) F-6 Consolidated Statements of Changes in Stockholder's Equity F-7 Consolidated Statements of Cash Flows F-8 Notes to Consolidated Financial Statements F-10 1. Basis of Presentation and Significant Accounting Policies F-10 2. Segment Information F-22 3. Investments F-23 4. Derivatives F-33 5. Fair Value Measurements F-39 6. Reinsurance F-53 7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances F-55 8. Goodwill and Other Intangible Assets F-56 9. Separate Accounts F-57 10. Reserve for Future Policy Benefits F-58 11. Other Policyholder Funds and Benefits Payable F-60 12. Market Risk Benefits F-63 13. Debt F-67 14. Income Taxes F-67 15. Commitments and Contingencies F-69 16. Related Party Transactions F-71 17. Equity F-71 18. Statutory Results F-73 19. Revenue from Contracts with Customers F-74 20. Subsequent Events F-74 Report of Independent Registered Public Accounting Firm F-75 Opinion on the Financial Statements Schedules F-75 Financial Statement Schedules [1] F-76 Schedule I — Summary of Investments — Other than Investments in Related Parties F-76 Schedule IV — Reinsurance F-77 [1] Any remaining schedules provided for in Regulation S-X 210.7-05 are omitted because they are either not applicable or the relevant information is provided elsewhere in the notes to the consolidated financial statements. F-1

Report of Independent Registered Public Accounting Firm Opinion on the Financial Statements We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America. Basis for Opinion These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. Critical Audit Matter The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate. Certain Assumptions Used in the Valuation of Market Risk Benefits – Refer to Notes 1, 5 and 12 to the financial statements Critical Audit Matter Description The Company has historically issued and assumes via reinsurance certain guarantees and product features on Variable Annuity (VA) and Fixed Indexed Annuity (FIA) products which protect the contract holder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as Market Risk Benefits (MRBs). MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheet as there is not legal right of offset between contracts. F-2

The fair value of MRBs is measured as the present value of expected future benefits payments to contract holders, less the present value of expected fees attributable to the MRB, if applicable. The Company estimates these cash flows using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions about policyholder behavior, such as: withdrawal utilization, withdrawal rates, and lapses. Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists. How the Critical Audit Matter Was Addressed in the Audit Our audit procedures related to testing assumptions used by management to estimate the valuation of MRBs, specifically discount rates, nonperformance risk, and actuarially determined assumptions about policyholder behavior, included the following, among others: • With the involvement of our valuation and actuarial specialists, we: ◦ Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions. ◦ Developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences. • We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable. • Evaluated the methods and assumptions used by management to identify potential bias in the determination of the MRBs. /s/ DELOITTE & TOUCHE LLP Hartford, Connecticut April 3, 2025 We have served as the Company's auditor since 2002. F-3

Consolidated Balance Sheets Investments Fixed maturities, available-for-sale, at fair value (net of allowance for credit losses: $4 and $16; amortized cost: $15,532 and $17,335; related party: $56 and $9) $ 13,105 $ 14,854 Fixed maturities, at fair value using the fair value option (related party: $43 and $27) 326 252 Equity securities, at fair value 134 182 Mortgage loans (net of allowance for credit losses: $16 and $26) 1,835 2,019 Policy loans (related party: $(6) and $(6)) 1,565 1,528 Investment funds (portion at fair value: $270 and $238; related party: $110 and $51) 1,302 1,428 Other investments (portion at fair value: $234 and $35) 334 35 Short-term investments, at fair value (related party: $540 and $440) 1,337 1,181 Total investments 19,938 21,479 Cash 494 421 Reinsurance recoverables (net of allowance for credit losses: $8 and $18; portion at fair value: $1,052 and $1,242; related party: $8,682 and $9,468) 35,576 37,706 Market risk benefits 742 578 Value of business acquired and deferred acquisition costs (related party: $76 and $114) 415 457 Deferred income taxes (related party: $242 and $(78)) 768 828 Goodwill and other intangible assets, net 143 149 Other assets 526 420 Separate account assets 91,480 89,514 Total assets $ 150,082 $ 151,552 Liabilities and Stockholder's Equity Liabilities Reserve for future policy benefits $ 19,134 $ 19,379 Other policyholder funds and benefits payable (portion at fair value: $636 and $536; related party: $474 and $526) 27,067 29,502 Market risk benefits 874 1,074 Funds withheld liability (portion at fair value: $(115) and $(157); related party: $8,749 and $9,148) 9,790 10,210 Other liabilities (portion at fair value: $34 and $57; related party: $62 and $33) 999 811 Separate account liabilities 91,480 89,514 Total liabilities 149,344 150,490 Commitments and Contingencies (Note 15) Stockholder's Equity Common stock (1,000 shares authorized, issued, and outstanding; par value: $5,690 per share) 6 6 Additional paid-in capital 1,877 1,877 Accumulated other comprehensive loss (related party: $(737) and $(580)) (1,155) (1,325) Retained earnings 10 504 Total stockholder's equity 738 1,062 Total liabilities and stockholder’s equity $ 150,082 $ 151,552 See Notes to Consolidated Financial Statements. (in millions, except share data) As of December 31, 2024 2023 Assets TALCOTT RESOLUTION LIFE INSURANCE COMPANY F-4

Consolidated Statements of Operations Year Ended December 31, (in millions) 2024 2023 2022 Revenues Premiums (related party: $(61), $(56), and $(27)) $ 84 $ 88 $ 99 Policy charges and fee income (related party $(322), $(304), and $(320)) 629 646 509 Net investment income (related party: $(382), $(380), and $(136)) 515 590 778 Investment related losses, net (related party: $104, $361, and $696) (493) (929) (76) Total revenues 735 395 1,310 Benefits, Losses and Expenses Benefits and losses (remeasurement loss (gain): $101, $(17), and $10; related party: $(488), $(276), and $(117)) 449 307 521 Change in market risk benefits (related party: $155, $77, and $4) (137) (305) (295) Amortization of value of business acquired and deferred acquisition costs (related party: $10, $14, and $19) 52 55 61 Insurance operating costs and other expenses (related party: $(133), $(136), and $(119)) 313 334 301 Total benefits, losses and expenses 677 391 588 Income before income taxes 58 4 722 Income tax expense (benefit) (related party: $(46), $(12), and $90) (20) (39) 107 Net income $ 78 $ 43 $ 615 See Notes to Consolidated Financial Statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY F-5

Consolidated Statements of Comprehensive Income (Loss) Year Ended December 31, (in millions) 2024 2023 2022 Net income $ 78 $ 43 $ 615 Other comprehensive income (loss), net of tax Unrealized gain (loss) on available-for-sale securities without an allowance for credit losses 28 675 (2,606) Unrealized gain (loss) on cash flow hedges (2) 4 (27) Gain (loss) related to discount rate for reserve for future policy benefits (related party: $(157), $182, and $(762)) 156 (212) 873 Gain (loss) related to credit risk for market risk benefits (13) (133) 96 Other comprehensive income (loss), net of tax 169 334 (1,664) Comprehensive income (loss) $ 247 $ 377 $ (1,049) See Notes to Consolidated Financial Statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY F-6

Consolidated Statements of Changes in Stockholder's Equity (in millions) Common Stock Additional Paid-in Capital Accumulated Other Comprehensive Income (Loss) Retained Earnings (Deficit) Total Balance as of January 1, 2022 $ 6 $ 1,877 $ 5 $ 421 $ 2,309 Net income — — — 615 615 Other comprehensive loss — — (1,664) — (1,664) Balance as of December 31, 2022 6 1,877 (1,659) 1,036 1,260 Net income — — — 43 43 Other comprehensive income — — 334 — 334 Dividends — — — (575) (575) Balance as of December 31, 2023 6 1,877 (1,325) 504 1,062 Net income — — — 78 78 Other comprehensive income — — 169 — 169 Sale of consolidated subsidiary to parent — — 1 (1) — Dividends — — — (571) (571) Balance as of December 31, 2024 $ 6 $ 1,877 $ (1,155) $ 10 $ 738 See Notes to Consolidated Financial Statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY F-7

Consolidated Statements of Cash Flows Operating Activities Net income $ 78 $ 43 $ 615 Adjustments to reconcile net income to net cash provided by operating activities: Investment related losses, net (related party: $(104), $(361), and $(696)) 493 929 76 Amortization of unearned revenue reserves (related party: $(53), $(56), and $(5)) (113) (118) (68) Amortization of value of business acquired and deferred acquisition costs (related party: $9, $14, and $19) 52 55 61 Depreciation and amortization 140 167 227 Deferred income taxes (related party: $(46), $(12), and $90) 15 (37) 124 Interest credited on investment and universal life-type contracts 532 370 481 Change in market risk benefits (related party: $155, $77, and $4) (137) (305) (295) Other operating activities, net (related party: $(417), $382, and $136) (486) (571) (40) Changes in operating assets and liabilities: Reinsurance recoverables (related party: $509, $(510), and $198) 20 178 (741) Reserve for future policy benefits 394 92 228 Other assets and liabilities (related party: $98, $447, and $0) 39 328 91 Net proceeds from reinsurance transactions — — 121 Net cash provided by operating activities 1,027 1,131 880 Investing Activities Proceeds from sales, maturities, and prepayments of: Fixed maturities 3,164 2,182 6,185 Equity securities 79 6 26 Mortgage loans 236 588 258 Investment funds (related party: $18, $1, and $0) 350 295 64 Consolidated subsidiary to parent 16 — — Other investments — 6 — Payments for purchases of: Fixed maturities (related party: $(74), $(32), and $0) (1,848) (1,200) (4,607) Equity securities (1) (2) (22) Mortgage loans (87) (132) (667) Investment funds (related party: $(68), $(44), and $0) (126) (126) (158) Other investments (99) — — Net proceeds from (payments for): Reverse repurchase program — — 25 Policy loans (37) (33) (11) Derivatives (443) (913) (559) Short-term investments (related party: $(100), $(340), and $(100)) (125) 287 (255) Net cash provided by investing activities 1,079 958 279 Year Ended December 31, (in millions) 2024 2023 2022 TALCOTT RESOLUTION LIFE INSURANCE COMPANY F-8

Year Ended December 31, (in millions) 2024 2023 2022 Financing Activities Investment and universal life-type contracts: Deposits and other additions 2,908 2,693 2,033 Withdrawals and other deductions (9,801) (10,635) (8,109) Net transfers from separate accounts 5,498 6,799 5,140 Net change in securities loaned or sold under agreements to repurchase (67) (123) (99) Dividends to parent (571) (575) — Net cash used for financing activities (2,033) (1,841) (1,035) Net increase in cash 73 248 124 Cash at beginning of period 421 173 49 Cash at end of period $ 494 $ 421 $ 173 Supplemental Disclosure of Cash Flow Information: Net income taxes received (paid) $ (19) $ (74) $ 142 See Notes to Consolidated Financial Statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Consolidated Statements of Cash Flows (continued) F-9

Notes to Consolidated Financial Statements (Dollar amounts in millions, unless otherwise stated) 1. Basis of Presentation and Significant Accounting Policies Talcott Resolution Life Insurance Company, together with its subsidiaries, (collectively, "TL", the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States (“U.S.”) and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company, and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG", "the Group"). Basis of Presentation The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities to which we are subject. Consolidation The consolidated financial statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. All intercompany transactions and balances between TL and its subsidiaries have been eliminated. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. Use of Estimates The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions affecting the reported amount of assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that are uncertain and subject to change. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ materially from these estimates. Our principal estimates impact the following reported amounts and disclosures: • Fair value of investments; • Impairment of investments and allowance for credit losses (“ACL”); • Derivatives valuation, including embedded derivatives; • Market risk benefits (“MRB”); • Reserve for future policy benefits; • Valuation allowances on deferred tax assets (“DTA”); • Evaluation of goodwill for impairment. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the consolidated financial statements. Additional details regarding these estimates and related assumptions are discussed in the following description of significant accounting policies and the related footnote disclosures. Significant Accounting Policies The Company’s significant accounting policies are as follows: Segment Information The Company has one reportable segment: life and retirement products. The segment is comprised of variable annuities ("VA"), fixed annuities, payout annuities, fixed indexed annuities ("FIA"), and private-placement life insurance products (inclusive of universal life products, such as corporate-owned life insurance (“COLI"). The Company derives revenue exclusively from external customers and manages the business activities on a consolidated basis. The Company’s chief operating decision maker ("CODM") is the Group Chief Executive Officer. The CODM regularly reviews only the consolidated statements of operations and as such, consolidated net income is the measure of segment profit or loss used by the CODM to evaluate how the Company supports the generation of regulatory surplus and how to allocate capital among the Group. Refer to Note 2 - Segment Information for additional information. TALCOTT RESOLUTION LIFE INSURANCE COMPANY F-10

Investments Fixed Maturities Fixed maturities consist of debt securities including bonds, structured securities, redeemable preferred stock and commercial paper. Structured securities include asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”). Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value, net of ACL. Unrealized gains and losses (i.e., after-tax difference between fair value and cost or amortized cost) not attributable to ACL are reflected in equity as a component of accumulated other comprehensive loss ("AOCI"). Equity Securities Equity securities are carried at fair value with any changes in fair value recorded in investment related losses, net in the consolidated statements of operations. Mortgage Loans Mortgage loans are carried at the outstanding principal balance adjusted for unamortized premiums and discounts, net of ACL. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate, adjusted for amortization of premiums and accretion of discounts. Policy Loans Policy loans are carried at outstanding principal balance, which approximates fair value. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy. Investment Funds Investment funds principally represent limited partnerships (“LPs”) and other similar legal entity structures accounted for under the equity method. Under the equity method, investments are generally carried based on the Company’s pro rata ownership percentage in the net assets of the investee, and the Company’s share of earnings is included in net investment income. Recognition of income related to investment funds is often delayed due to the availability of the related financial information, which are generally obtained from the entity’s managers, general partners, or managing members and may be reported on a lag of up to three months. Accordingly, income for the years ended December 31, 2024 and 2023 and 2022 may not include the full impact of current year changes in valuations of the underlying assets and liabilities of the funds for that same calendar year. Other Investments Other investments consist of derivative instruments, and insurance company-owned life insurance (“ICOLI”). Derivative instruments are carried at fair value. ICOLI investments are carried at the net realizable amount, which is generally represented by the cash surrender value of the insurance policy. Short-Term Investments Short-term investments include financial instruments with remaining maturities less than twelve months when purchased. Short-term investments include financial instruments that would otherwise qualify as cash equivalents but are acquired with the primary objective of earning investment income, which make up $735 and $714 of the carrying amount as of December 31, 2024 and 2023, respectively. Short-term loans and short-term investments that would otherwise qualify as cash equivalents are carried at fair value, where amortized cost approximates fair value. Short-term debt securities are generally classified as AFS and accounted for consistent with our policies for fixed maturities described above. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-11

Funds Withheld Liability A funds withheld liability is recorded for funds contractually withheld by the Company under modified coinsurance arrangements in which the Company is the cedant. The assets are primarily held in trust accounts established by the Company, and the Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. The funds withheld liability is carried at the fair value of the underlying investments, net of any payables and receivables of the reinsurance arrangement. The funds withheld liability is measured as the total of the host contract, which we have assessed as the book value of assets, and the embedded derivative, which we have assessed as the net unrealized gains or losses on the underlying assets as the ceding insurer is obligated to pay the total return on the underlying investments. We record the total return of the funds withheld liability within net income (inclusive of the return on both the host contract and the embedded derivative). We allocate the total return between net investment income, measured as a risk-free rate on the host contract, and investment related losses, net, measured as the difference between the total return and net investment income. Fair Value Option The Company has elected the fair value option (“FVO”) for certain corporate bonds included in fixed maturities, and investment funds. Where elected, changes in fair value of investments are recorded within investment related losses, net. Refer to Note 5 — Fair Value Measurements for additional details regarding investments for which the Company has elected the FVO. Impairment of Investments and the Allowance for Credit Losses We periodically evaluate our fixed maturities, mortgage loans, and other financial instruments for credit losses. Subsequent recoveries of credit losses are recognized as reversals of the ACL with a corresponding reversal recorded as a component of investment related losses, net. Additionally, for any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance, we establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment. Fixed Maturities We review our fixed maturities for declines in fair value that could be impairment related, or attributable to credit risk factors that may require an ACL. If we intend to sell a debt security where amortized cost exceeds fair value, or we determine it is more likely than not that we will be required to sell a debt security before recovery of amortized cost, we determine an impairment has occurred and amortized cost is written down to fair value with a corresponding charge recorded as a component of investment related losses, net. If amortized cost exceeds fair value, but we do not intend to sell a security and we determine it is not more likely than not that we will be required to sell before recovery of amortized cost, we evaluate the security for indicators of a credit loss that may require an ACL. We evaluate a number of factors to determine whether a decline in fair value is attributable to a credit loss, including but not limited to: market interest rates and issuer credit ratings and outlooks. The significance of the decline in fair value is a factor in our analysis, but is generally not determinative in whether we record a credit loss, as other factors are often more relevant in our evaluation of a security. If we determine a credit loss has occurred, we record as an ACL with a corresponding charge recorded as component of investment related losses, net. The remaining change in fair value is recorded in equity as a component of AOCI. Mortgage Loans We monitor individual loan performance, and with the exception of individually identified loans where the borrower is experiencing financial difficulty, we pool loans with homogeneous risk characteristics for purposes of estimating lifetime credit losses and measuring an ACL. Refer to Note 3 - Investments for further details regarding the ACL for fixed maturities and mortgage loans. Other Financial Instruments We also evaluate other financial instruments, such as reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss is based on historical loss data, current conditions, and reasonable and supportable forecasts and recorded as an ACL, consistent with treatment of fixed maturities and mortgage loans. Refer to Note 6 - Reinsurance for further details regarding the ACL for reinsurance recoverables. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-12

Net Investment Income The components of net investment income include: • Interest income from debt securities, mortgage loans, and interest rate swaps, which is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments; • Prepayment fees and make-whole payments on debt securities and mortgage loans, which are recognized when earned; • Dividends for equity securities, which are recognized on the ex-dividend date; • Share of earnings for the Company's interests in investment funds, which is recognized when reported in the investee’s financial statements; • A portion of the change in funds withheld, measured as the risk-free return on the host contract; • A reduction for investment expenses. Investment Related Losses, Net The components of investment related losses, net include: • Realized gains and losses on the sale of investments, determined on a specific identification basis; • Fair value changes in equity securities; • Fair value changes in derivative contracts (both freestanding and embedded, including the embedded derivative within funds withheld) that do not qualify, or are not designated, as a hedge for accounting purposes; • Fair value changes for investments where the FVO has been elected; • Impairments and changes in the ACL on AFS debt securities, mortgage loans, and reinsurance recoverables; • Foreign currency transaction remeasurements. Accrued Interest Receivable Accrued interest receivable on AFS debt securities and mortgage loans are recorded in other assets on the consolidated balance sheets and are not included in the carrying value of the investment. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due or in other circumstances in which management deems the interest uncollectible. Write-offs of accrued interest receivable are recorded as a credit loss component of investment related losses, net. Variable Interest Entities The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIE") primarily as an investor through normal investment activities. A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIE exposures to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s consolidated financial statements. Refer to Note 3 — Investments for additional details regarding the Company’s investments in VIEs. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-13

Non-Consolidated Variable Interest Entities The Company, through normal investment activities, makes passive investments in LP and similar legal entity structures which are reported in investment funds on the Company’s consolidated balance sheets. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are reported in fixed maturities, on the Company’s consolidated balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIE, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIE, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment. Derivative Instruments Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or other underlying notional amounts. We regularly invest in derivatives to hedge the risks inherent in our business, such as interest rate, equity market, issuer credit, currency exchange, or market volatility. We may also invest in derivatives to manage liquidity or engage in synthetic replication transactions. Derivatives are carried on the consolidated balance sheets at fair value and are reported in other investments and other liabilities. We have master netting agreements with certain of our counterparties that provide the legal right of offset and allow for the netting of our derivative asset and liability positions by counterparty. Where applicable, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of derivatives executed by a legal entity and with the same counterparty or under a master netting agreement. On the date the derivative contract is entered into, the Company designates the derivative as either: • a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow hedge”), or • held for other investment and/or risk management purposes, which do not qualify for hedge accounting and primarily involves managing asset or liability related risks. We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking each hedge transaction. The documentation identifies how the hedging instrument (i.e., the derivative) is expected to hedge the designated risk (i.e., the specific forecasted transactions) and the method that will be used to assess the hedging instrument’s effectiveness. To qualify for hedge accounting, the hedging instrument must be assessed as highly effective in offsetting the designated risk. We formally assess hedge effectiveness quarterly and at each hedge’s inception. This assessment is primarily performed using quantitative methods as well as qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. For derivatives that are designated and qualify as cash flow hedges, including foreign-currency cash flow hedges, the gain or loss on the derivatives are recorded in OCI and are reclassified into net income in the same period during which the hedged transaction impacts net income. Gains and losses on derivatives that are reclassified from AOCI to net income, as well as periodic net coupon settlements, are included in the line item within the consolidated statements of operations in which the cash flows of the hedged transaction are reported. On the consolidated statements of cash flows, cash flows from derivatives are presented in the same category as the cash flows from the hedged transaction. We discontinue hedge accounting prospectively if: • it is determined that the qualifying criteria are no longer met; • the derivative is no longer designated as a hedging instrument; or • the derivative expires or is sold, terminated or exercised. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-14

When cash flow hedge accounting is discontinued because we become aware that it is no longer probable that the forecasted transaction will occur, the derivative continues to be carried at fair value on the consolidated balance sheets, and gains and losses previously recorded in OCI and reported in AOCI are reclassified to net income in the period that hedge accounting is discontinued. In other situations where hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged transaction. Investments in derivatives for other investment or risk management activities do not receive hedge accounting treatment and primarily relate to strategies used to reduce economic risk or replicate permitted investments. Gains and losses on such derivatives, including periodic net coupon settlements, are reported in the consolidated statements of operations as a component of investment related losses, net. Embedded Derivatives The Company purchases and historically issued and assumed financial instruments and products that contain embedded derivative instruments that we record with the associated host contract. For measurement purposes, we bifurcate the embedded derivative from the host contract when we determine that both of the following are true: • the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and • a separate instrument with the same terms would qualify as a derivative instrument. The embedded derivative is presented on the same financial statement line item as the host contract and is carried at fair value with changes in fair value recorded as a component of investment related losses, net. Credit Risk Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. The Company manages the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. The Company monitors counterparty credit exposure on a regular basis to ensure compliance with Company policies and statutory limitations. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties, mitigated by or potential payment obligations from the Company to its counterparties which meet the criteria for offset. The Company generally requires that over-the-counter (“OTC”) derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association agreements which are structured by legal entity and by counterparty and permit right of offset. OTC-cleared derivatives are governed by clearinghouse rules, which act as an independent valuation source and reduce exposure to credit risk through daily variation margin requirements. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7. Cash Cash is carried at cost and includes cash on hand, demand deposits with banks or other financial institutions, money market funds, and all highly liquid debt instruments purchased with an original maturity of three months or less. Reinsurance The Company enters into reinsurance transactions with related parties and unaffiliated insurer counterparties for a variety of reasons, including strategic business growth opportunities (for assumed transactions) and capital and risk management (for ceded transactions). Ceded reinsurance arrangements do not discharge the Company’s liability as the primary insurer, and failure of counterparties to honor their obligations could result in losses to the Company. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company, and the Company regularly evaluates concentrations of credit risk and the financial condition of its reinsurers. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-15

We assume insurance from and cede insurance to our counterparties using a variety of structures, including: coinsurance, coinsurance with funds withheld, modified coinsurance, and yearly renewable term. For an agreement to qualify for reinsurance accounting, it must include insurance risk (inclusive of underwriting, investment, and timing risk) and satisfy risk transfer conditions that include a reasonable possibility of a significant loss for the assuming entity. If an arrangement does not meet risk transfer requirements, the Company accounts for the arrangement using deposit accounting (i.e., as a financing transaction). Reinsurance recoverables are generally recognized and measured consistent with the liabilities of the underlying contracts. Reinsurance recoverables include balances due from counterparties for paid and unpaid losses and are presented net of an ACL, which is based on the expectation of potential lifetime credit loss from the counterparty. Premiums and benefits and losses reflect the net effects of assumed and ceded reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. For assumed reinsurance of existing in-force blocks, a net loss on reinsurance is recorded as deferred acquisition costs (“DAC”) and a net gain on reinsurance is recorded as unearned revenue reserves (“URR”). Certain MRBs have also been reinsured, and these are reflected within reinsurance recoverables on the consolidated balance sheets. Under coinsurance arrangements, reserves and invested assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer holds the assets supporting the reserves in a trust for the benefit of the ceding insurer. Refer to Note 6 - Reinsurance for additional information related to the various trusts maintained by the Company. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer; however, invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically settle investment returns with respect to the invested assets. Under modified coinsurance arrangements, both the ceded reserves and the invested assets that support the reserves are legally retained by the ceding insurer, and the counterparties periodically net settle profit and loss with respect to both the investment returns and the underlying insurance obligations. Both modified coinsurance and coinsurance with funds withheld arrangements require the ceding insurer to establish a mechanism which legally segregates the invested assets. The Company maintains the right of offset on general account assets and liabilities reinsured on both a coinsurance with funds withheld and modified coinsurance basis, but we have elected to present balances due from and due to reinsurance counterparties on a gross basis, as reinsurance recoverables and funds withheld liability for ceded reinsurance or funds withheld at interest for assumed reinsurance on the consolidated balance sheets. Separate account assets and liabilities assumed on a modified coinsurance basis are reported on a net basis on the consolidated balance sheets. Revenues from the reinsurance of separate accounts, however, is recorded as premiums or policy charges and fee income on the consolidated statements of operations. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances Value of Business Acquired Value of business acquired (“VOBA”) is an intangible asset that represents the portion of a purchase price allocated to the estimated value of the right to receive future cash flows and earnings of acquired insurance and investment contracts. It is determined as of the date of the acquisition for the acquired contracts in-force, and positive VOBA is initially measured as the excess of book value of the policy liabilities over the actuarially estimated present value of future cash flows. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company tests the aggregate recoverability of positive VOBA by comparing the existing balance to the present value of future profitability. For certain transactions, the fair value of cash flows related to acquired insurance and investment contracts results in an obligation which exceeds the book value of policy liabilities, requiring additional reserves (“negative VOBA”). Negative VOBA is presented separately from VOBA as an additional reserve included either in the reserve for future policy benefits or other policyholder funds and benefits payable on the balance sheets, depending on the presentation for the underlying contracts generating the amount. Deferred Acquisition Costs As noted in the Reinsurance section above, specific to assumed block reinsurance, the excess of reserves and ceding commission over assets received is recorded as DAC. In addition, incremental direct costs such as commissions are capitalized when incurred if directly related to the successful acquisition of new or existing insurance contracts and incurred on a non-level or non-recurring basis. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-16

Unearned Revenue Reserve As noted in the Reinsurance section above, a net gain on assumed reinsurance resulting from the excess of asset received over reserves and ceding commissions is recorded as URR within other policyholder funds and benefits payable on the consolidated balance sheets. Amortization of Deferred Acquisition Costs and Other Balances The Company amortizes VOBA, DAC, URR and other balances (e.g., adjustments associated with FIA MRBs) through net income on a constant-level basis over the expected term for a group of contracts (i.e., cohorts), using the same cohorts used to estimate the related liabilities for those contracts. Inputs and assumptions are required for determining the expected term of contracts and are consistent with those used to estimate the related liabilities. The determination of such assumptions uses actuarially accepted methods to estimate decrement rates related to policyholder behavior for lapses, withdrawals (surrenders) and mortality. The constant-level basis approximates a pattern of straight-line amortization at an individual contract level, and uses a basis specific to the underlying product, generally policy counts or gross premiums. The amortization rate is calculated at the end of each reporting period and is inclusive of actual experience for the reporting period and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period. Amortization can never result in an increase of the VOBA, DAC or URR balance initially established. Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for further information. Income Taxes We measure income taxes using the asset and liability method, where deferred income taxes are recognized to represent the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. We evaluate the likelihood of realizing the benefit of the DTA, and if required, record a valuation allowance to reduce the total DTA, net of valuation allowance, to an amount that will more likely than not be realized. The Company classifies interest and penalties (if applicable) as income tax expense in the consolidated statements of operations. Refer to Note 14 - Income Taxes for additional information. Goodwill Goodwill represents the excess of the purchase price of an acquired business over the fair value of identifiable net assets acquired and is allocated to identified reporting units. Goodwill is not amortized but is evaluated for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment evaluation includes a qualitative assessment and, when considered necessary, a quantitative assessment. The Company has the option to initially perform an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we then perform a quantitative assessment. If the carrying values of the reporting units exceed their fair value, an impairment loss is recognized and the carrying amount of goodwill is adjusted. Refer to Note 8 - Goodwill and Other Intangible Assets for additional information. Other Intangible Assets Other intangible assets with definite lives consist of software amortized over a period not to exceed seven years. Other intangible assets with indefinite lives primarily consist of state insurance licenses and are not amortized but are reviewed annually in the Company’s impairment evaluation. They will be tested for impairment more frequently if an event occurs or circumstances change to indicate the fair value of indefinite-lived other intangible assets is less than the carrying value. Refer to Note 8 - Goodwill and Other Intangible Assets for additional information. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-17

Separate Accounts The Company has issued VA and life insurance contracts through its separate accounts, which represent funds maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, with the exception of any contractual minimum guarantees made by the Company with respect to certain accounts, which are considered MRBs. The Company’s separate accounts include the variable account value portion of VA, variable life insurance products and individual, institutional, and governmental investment contracts. The Company has reinsured certain separate accounts on a modified coinsurance basis to related parties and unaffiliated reinsurers. Separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. We report separate account assets as a summary total based on the fair value of the underlying investments. A corresponding summary total of separate account liabilities is reported at an amount equal to separate account assets and represents the account balance to be returned to the contractholder. The investment risk is solely borne by the contractholders and investment income and investment related and unrealized gains and losses of the separate accounts directly accrue to the contractholders; therefore, they are not recognized in the consolidated statements of operations. The Company recognizes fee income for investment management, certain administrative services and cost of insurance charges. Refer to Note 9 - Separate Accounts for additional information and Note 12 - Market Risk Benefits for further information. Reserve for Future Policy Benefits Reserve for future policy benefits represent estimated insurance liabilities and primarily consist of the liability for future policy benefits (“LFPB”) and deferred profit liability (“DPL”) related to life-contingent payout annuities, as well as additional liabilities for universal life with secondary guarantee ("ULSG") contracts. Reserve for future policy benefits also consists of LFPB related to traditional long-duration insurance reserves for whole life and guaranteed term life insurance and other contracts. Liability for Future Policy Benefits The LFPB includes reserves for life-contingent contract annuitizations, including structured settlements and terminal funding agreements and traditional life insurance contracts. Insurance contracts are grouped into cohorts based on issue year and contract type for purposes of recognizing the LFPB. For contracts acquired through an inforce reinsurance arrangement or business combination, multiple issue years prior to the acquisition date are generally aggregated for purposes of identifying a single, issue-year cohort as of the acquisition date. The LFPB is calculated using standard actuarial methods, which consider the present value of future benefits and related expenses to be paid, less the present value of the portion of future premiums required. Such calculations are measured using updated cash flow and discount rate assumptions. The Company updates the LFPB at least quarterly for actual experience and future cash flow assumptions are evaluated at least annually. Cash flow assumptions include, among others, mortality and lapse rates, and are reviewed and updated, as needed, following the Company’s assumption review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. The effect on the LFPB attributable to updates for actual experience and updates in cash flow assumptions are both recorded as benefits and losses. However, actual experience (e.g., paid claims) is reported as benefits and losses while remeasurement of the LFPB for the effect of cash flow assumption updates is reported as a separate remeasurement gain or loss. The LFPB is computed at amounts that, with additions from interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations as they become due or in the event of an insured’s death. Cash flows are discounted using an upper-medium grade, fixed-income instrument yield (the equivalent of a low credit risk, Single A corporate bond rate). We establish the upper-medium grade yield for each cohort as of contract inception. For contracts issued evenly throughout a reporting period (or subsequent annuitizations for life-contingent payout annuities), a weighted-average discount rate is calculated on a quarterly basis. For contracts acquired through an inforce reinsurance arrangement or business combination, the contract inception date is identified as the acquisition date. In subsequent measurement periods, reserve accretion is calculated using the locked-in yield curve established at contract inception and is recorded as benefit expense through net income. The LFPB is additionally remeasured each reporting period using current upper-medium grade yields, and the effect on the LFPB attributable to changes in the discount rate is recorded in OCI. When developing an upper-medium grade yield curve, the Company maximizes the use of observable data as of each valuation date to reflect the duration characteristics of the insurance liabilities. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-18

Deferred Profit Liability The DPL is recognized at contract inception of limited-payment contracts and represents the profit margin in premiums paid over a shorter duration than the claim payment period. The DPL accretes interest similar to the LFPB and is amortized in a constant relationship with expected future benefits payments for annuity contracts and insurance in force for life contracts. Amortization is recognized in benefits and losses within the consolidated statements of operations. Consistent with the LFPB, the Company updates the DPL at least quarterly for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the DPL attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations. Additional Liabilities for Other Insurance Benefits Additional liabilities for other insurance benefits primarily relate to ULSG benefits which provide additional protection against policy termination and may continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. The reserve is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected contract assessments and investment margin. Present values are determined using the contract rate, and interest accrues on the liability using the same rate. The reserve is reduced by the amount of cumulative excess payments but is never reduced below zero. Consistent with the LFPB, the reserve calculation is updated on a quarterly basis for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the additional liabilities attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations. Refer to Note 10 - Reserve for Future Policy Benefits for additional information regarding the liability for future policy benefits and additional liabilities for other insurance benefits. Other Policyholder Funds and Benefits Payable Other policyholder funds and benefits payable primarily consists of policyholder account balances (“PAB”), URR, negative VOBA, and other balances. Refer to the Reinsurance and VOBA policy sections above for additional information on URR and negative VOBA. Other balances primarily include FIA host offsets, which are amounts used to offset the value of the MRB at contract inception and is further described in the MRB policy section below. Policyholder Account Balances PABs represent the fixed contract value that has accrued to the benefit of the policyholder as of the balance sheet date and are applicable for non-life contingent payout annuities and contracts with explicit account values, including VA, fixed annuities, COLI, and other investment or universal life-type contracts (“UL”). This liability is primarily measured as accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability recognized for non-life contingent payout annuities, including structured settlements, is measured as the present value of future payments using the effective yield at contract inception. Significant changes in experience or assumptions related to PABs for UL-type products may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations. FIA contract balances appreciate based on a guaranteed minimum crediting rate or the performance of market indices and generally protect the contract owner against loss of principal. FIAs allow the policyholder to elect a fixed interest rate return or an equity market index and may include living withdrawal benefits or enhanced annuitization benefits. For FIA contracts where an equity market index is elected, the account value attributable to equity performance, is not clearly and closely related to the host contract and is recognized as an embedded derivative. The host contract, identified as the non-variable guaranteed minimum contract value, is initially measured as the contract inception account value less a host contract adjustment equal to the initial fair value of the embedded derivative. The PAB liability reported on the consolidated balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-19

The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies and is derived using assumptions to estimate future account values. The embedded derivative cash flows are discounted using a rate that reflects our own credit rating. The host contract adjustment is subsequently accreted over the underlying policy’s expected life using a locked-in accretion rate determined at contract issuance. Refer to Note 11 - Other Policyholder Funds and Benefits Payable and Note 5 - Fair Value Measurements for additional information. Market Risk Benefits The Company historically issued and assumes via reinsurance certain guarantees and product features on VA and FIA products which protect the contractholder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as MRBs, which include guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) for VA products, as well as guaranteed lifetime withdrawal benefit (“GLWB”) and expected annuitization benefits for FIA products. MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheets as there is no legal right of offset between contracts. The fair value of MRBs is measured as the present value of expected future benefits payments to contractholders, less the present value of expected fees attributable to the MRB, if applicable. The cash flows associated with MRBs are discounted utilizing a risk-free discount rate, plus an applicable credit spread for the instrument-specific credit risk (“ISCR”). To estimate the appropriate credit spread, the Company considers its own credit risk for directly written and assumed contracts and the reinsurer’s credit risk for reinsured MRBs. Changes in the fair value of MRBs are recorded as the change in MRBs in the consolidated statements of operations, excluding portions attributed to changes in the Company’s own credit risk, which are recorded in OCI. For reinsured MRBs, changes in the MRB attributable to changes in the reinsurer’s nonperformance risk are recognized as part of the change in MRBs in the consolidated statements of operations. At contract inception, we assess the fees and assessments collectible from the policyholder and to the extent they are attributable to the MRB, identify them as attributed fees to be used in MRB measurement. MRBs are measured and recognized at contract inception using this attributed fee method, and for FIA contracts with a day 1 MRB liability, an equivalent contra-liability, referred to as a host offset, is recognized in other policyholder funds and benefits payable on the consolidated balance sheets. Upon annuitization of the contract or the extinguishment of the account balance, the MRB, related annuity contract and unamortized deferred costs are derecognized, including amounts within AOCI, and a LFPB and DPL for the remaining payout annuity contract is established, as applicable. Directly written and assumed MRBs are not reduced for those riders that are ceded under reinsurance agreements. Instead, reinsured MRBs (“ceded MRBs”) are measured at fair value and are separately recorded in reinsurance recoverables on the consolidated balance sheets. Refer to Note 12 - Market Risk Benefits for additional information. Revenue Recognition For investment and UL contracts such as VA, fixed annuities, and COLI, amounts collected from policyholders are considered deposits and are not included in revenues. Policy charges and fee income are recognized in the period in which services are provided, and primarily consists of fees for policy administration, cost of insurance charges or surrender charges assessed against PABs. For traditional life products, premiums are recognized as revenue when due from policyholders. Adoption of New Accounting Standards Reference Rate Reform (Topic 848) (ASU 2020-04, ASU 2021-01, and ASU 2022-06) ASU 2020-04 and ASU 2021-01 provided practical expedients as codified within Topic 848 which were intended to ease operational burdens related to modifications to certain contracts, hedges and derivatives compelled due to reference rate reform. Each ASU was effective at issuance, adopted by the Company in prior years, and did not have a material effect on our financial statements. ASU 2022-06 deferred the sunset of Topic 848 from December 31, 2022 to December 31, 2024, at which point the practical expedients within Topic 848 after adoption are no longer be available. As of January 1, 2024, all ASUs were adopted and it did not have a material effect on our financial statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-20

Fair Value Measurements of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03) ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value and clarifies that a contractual sales restriction is not considered in measurement. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company adopted the provisions of ASU 2022-03 on January 1, 2024, and it did not have a material effect on our financial statements. Segment Reporting - Improvements to Reportable Segment Disclosures (ASU 2023-07) ASU 2023-07 requires additional disclosures regarding the Company’s CODM and significant segment expenses that are regularly provided to and used by the CODM in managing the business. The ASU also clarified the expanded disclosures will be applicable to entities with a single reportable segment. We adopted these updates effective January 1, 2024. Refer to Note 2 - Segment Information for additional information. Recently Issued Accounting Standards Induced Conversions of Convertible Debt Instruments (ASU 2024-04) ASU 2024-04 will clarify requirements for determining whether certain settlements of convertible debt instruments should be accounted for as an induced conversion or a debt extinguishment. The amendments are effective for the Company in fiscal years beginning after December 15, 2025 and interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements. Income Statement – Expense Disaggregation Disclosures ASU 2024-03 will require additional disclosures regarding specific expense categories. The amendments are effective for the Company in fiscal years beginning after December 15, 2026, and interim periods beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements. Income Taxes - Improvements to Income Tax Disclosures (ASU 2023-09) ASU 2023-09 will require additional disclosures with respect to taxes paid and the Company's effective tax rate reconciliation for federal, state, and foreign income taxes. The amendments are effective for the Company in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on its 2025 financial statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-21

2. Segment Information The following presents revenues from premiums and policy charges and fee income, as well as deposits on PABs, recorded in benefits and losses on the consolidated statements of operations, by product: Year Ended December 31, 2024 2023 2022 Deposits Variable annuities $ 2 $ 2 $ 447 Fixed annuities — — 1 Fixed indexed annuities 394 469 188 Payout annuities 212 243 233 Universal life and other — 2 — Total deposits $ 608 $ 716 $ 869 Revenues Variable annuities $ 440 $ 459 $ 292 Fixed annuities 1 1 1 Fixed indexed annuities 21 17 60 Payout annuities 66 61 46 Universal life and other 185 196 209 Total revenues $ 713 $ 734 $ 608 Total assets for the single reportable segment are included within the consolidated balance sheets. Revenues and long-lived assets are exclusively concentrated in the U.S. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-22

3. Investments Available-for-Sale Debt Securities Major security types for AFS structured debt securities include the following: • ABS: securities backed by leases, receivables, credit cards, and consumer loans (e.g., auto loans, education loans, and home equity loans). • CLOs: securities collateralized by corporate bonds and bank loans, including those associated with commercial real estate. • CMBS: commercial and other multi-family mortgage-backed and agency pass-through securities. • RMBS: residential and other single-family mortgage-backed and agency pass-through securities, as well as collateralized mortgage obligations. The following table presents the balances of AFS debt securities, by major security type: Amortized Cost Allowance for Credit Losses Gross Unrealized Gains Gross Unrealized Losses Fair Value As of December 31, 2024 Fixed maturities, available-for-sale Asset-backed securities $ 467 $ — $ 3 $ (14) $ 456 Collateralized loan obligations 1,537 — 15 (3) 1,549 Commercial mortgage-backed securities 982 (1) 5 (106) 880 Corporate bonds 9,626 (2) 1 (1,673) 7,952 Foreign government and agencies 510 — 2 (50) 462 Municipal bonds 683 — — (144) 539 Residential mortgage-backed securities 380 (1) 2 (46) 335 U.S. Treasury bonds 1,347 — — (415) 932 Total fixed maturities, available-for-sale $ 15,532 $ (4) $ 28 $ (2,451) $ 13,105 Short-term investments, available-for-sale $ 62 — — — $ 62 As of December 31, 2023 Fixed maturities, available-for-sale Asset-backed securities $ 376 $ — $ 3 $ (16) $ 363 Collateralized loan obligations 970 (2) 3 (5) 966 Commercial mortgage-backed securities 1,639 (7) — (186) 1,446 Corporate bonds 11,245 (7) 22 (1,715) 9,545 Foreign government and agencies 442 — 10 (48) 404 Municipal bonds 961 — — (158) 803 Residential mortgage-backed securities 508 — — (63) 445 U.S. Treasury bonds 1,194 — — (312) 882 Total fixed maturities, available-for-sale $ 17,335 $ (16) $ 38 $ (2,503) $ 14,854 Short-term investments, available-for-sale $ 28 — — — $ 28 TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-23

As of December 31, 2024 As of December 31, 2023 Amortized Cost Fair Value Amortized Cost Fair Value One year or less $ 398 $ 393 $ 392 $ 380 Over one year through five years 2,072 1,960 2,305 2,178 Over five years through ten years 2,372 2,098 3,351 2,960 Over ten years 7,386 5,496 7,822 6,144 Structured securities 3,366 3,220 3,493 3,220 Total $ 15,594 $ 13,167 $ 17,363 $ 14,882 The following table presents the balances of AFS debt securities, by contractual maturity: Estimated maturities may differ from contractual maturities due to call or prepayment provisions, due to the potential for variability in payment speeds (i.e., prepayments or extensions). Fair Value Unrealized Losses Fair Value Unrealized Losses Fair Value Unrealized Losses As of December 31, 2024 Fixed maturities, available-for-sale Asset-backed securities $ 64 $ (3) $ 177 $ (11) $ 241 $ (14) Collateralized loan obligations 203 (3) — — 203 (3) Commercial mortgage-backed securities 55 (2) 709 (104) 764 (106) Corporate bonds 497 (24) 6,916 (1,649) 7,413 (1,673) Foreign government and agencies 185 (7) 190 (43) 375 (50) Municipal bonds 2 — 533 (144) 535 (144) Residential mortgage-backed securities 33 — 299 (46) 332 (46) U.S. Treasury bonds 168 (3) 757 (412) 925 (415) Total fixed maturities, available-for-sale $ 1,207 $ (42) $ 9,581 $ (2,409) $ 10,788 $ (2,451) As of December 31, 2023 Fixed maturities, available-for-sale Asset-backed securities $ 75 $ (2) $ 181 $ (14) $ 256 $ (16) Collateralized loan obligations 238 (1) 296 (4) 534 (5) Commercial mortgage-backed securities 43 (4) 1,373 (182) 1,416 (186) Corporate bonds 376 (32) 8,299 (1,683) 8,675 (1,715) Foreign government and agencies 1 — 290 (48) 291 (48) Municipal bonds 8 (1) 794 (157) 802 (158) Residential mortgage-backed securities — — 408 (63) 408 (63) U.S. Treasury bonds 6 (4) 870 (308) 876 (312) Total fixed maturities, available-for-sale $ 747 $ (44) $ 12,511 $ (2,459) $ 13,258 $ (2,503) The following tables present the Company’s unrealized loss aging for AFS debt securities, by major security type and length of time that the securities were in a continuous unrealized loss position: Less Than 12 Months 12 Months or More Total As of December 31, 2024, AFS debt securities in an unrealized loss position consisted of 3,242 positions due to increasing interest rates, partially offset by the narrowing of credit spreads since the purchase and/or application of pushdown accounting dates. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 3. Investments (continued) F-24

The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities. The decision to record credit losses on AFS debt securities in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations, resulting in realized losses in future periods. Sales Proceeds from sales of AFS debt securities were $1,840, $1,304 and $5,897 for the years ended December 31, 2024, 2023 and 2022, respectively. Allowance for Credit Losses Developing the Company’s best estimate of expected future cash flows for ACL on AFS debt securities is a quantitative and qualitative process that incorporates information received from third-party sources, along with certain internal assumptions regarding the future performance. Cash flows are discounted at the effective yield that is used to record interest income. The Company's considerations include, but are not limited to: (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security. For non-structured securities, assumptions include, but are not limited to: economic and industry-specific trends and fundamentals, instrument-specific developments, including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales. For structured securities, assumptions include, but are not limited to: various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 3. Investments (continued) F-25

Collateralized Loan Obligations Commercial Mortgage- Backed Securities Corporate Bonds Residential Mortgage- Backed Securities Total Balance as of January 1, 2022 $ — $ — $ — $ — $ — Initial credit losses — — 1 — 1 Reduction for sales — — (1) — (1) Balance as of December 31, 2022 $ — $ — $ — $ — $ — Initial credit losses 2 7 8 — 17 Reduction for sales — — (1) — (1) Balance as of December 31, 2023 [1] 2 7 7 — 16 Initial credit losses — 4 1 1 6 Reduction for sales — (2) — — (2) Additional decreases (2) (8) (6) — (16) Balance as of December 31, 2024 [1] $ — $ 1 $ 2 $ 1 $ 4 The following presents a rollforward of the ACL for AFS debt securities, by major security type: [1] As of December 31, 2024 and 2023, the Company held no purchased credit deteriorated (“PCD”) AFS debt securities. Net Investment Income Year Ended December 31, 2024 2023 2022 Fixed maturities $ 645 $ 641 $ 604 Equity securities 4 11 10 Mortgage loans 72 80 74 Policy loans 99 90 82 Investment funds 75 116 168 Other investments (30) — (10) Short-term investments 70 54 16 Funds withheld liability (392) (381) (136) Investment expense (28) (21) (30) Total net investment income $ 515 $ 590 $ 778 Net investment income by asset class consists of the following: TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 3. Investments (continued) F-26

Investment Related Losses, Net Year Ended December 31, 2024 2023 2022 Available-for-sale debt securities Gross gains on sales 7 1 2 Gross losses on sales (199) (194) (532) Net realized gain/loss on other disposals (21) (12) — Net realized investment related losses on available-for-sale debt securities (213) $ (205) $ (530) Provision for credit losses on fixed maturities, available-for-sale 9 (16) (1) Net recognized investment related gains (losses) on fair value option fixed maturities 17 (11) (21) Net realized investment related gains (losses) on equity securities (1) 12 5 Net unrealized investment related gains (losses) on equity securities still held at the end of the period 18 (8) (24) Provision for credit losses on mortgage loans 6 (11) (3) Net recognized investment related gains on investment funds 30 41 16 Embedded derivatives [1] (80) (473) 916 Freestanding derivatives [1] (449) (926) (297) Modified coinsurance assets [2] 169 671 98 Fixed indexed annuities hedge program 23 22 (247) Other, net (22) (25) 12 Investment related losses, net $ (493) $ (929) $ (76) Investment related losses, net, by asset class consists of the following: [1] Refer to the Non-Qualifying Derivatives section of Note 4 — Derivatives for additional information. [2] Represents the remainder return on the modified coinsurance assets. Accrued Interest Receivable Accrued interest receivable, by asset class, recorded in other assets on the consolidated balance sheets, consists of the following: As of December 31, 2024 2023 Available-for-sale debt securities $ 160 $ 161 Mortgage loans 6 6 TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 3. Investments (continued) F-27

Mortgage Loans The following presents the Company’s mortgage loans, by geographic location: As of December 31, 2024 2023 Amortized Cost Percent of Total Amortized Cost Percent of Total East North Central $ 90 4.9% $ 87 4.3 % East South Central 29 1.6% 34 1.7 % Middle Atlantic 180 9.7% 175 8.6 % Mountain 163 8.8% 176 8.6 % New England 69 3.7% 70 3.4 % Pacific 378 20.4% 462 22.6 % South Atlantic 572 30.9% 621 30.3 % West North Central 42 2.3% 40 1.9 % West South Central 192 10.4% 213 10.4 % Other [1] 136 7.3% 167 8.2 % Total mortgage loans $ 1,851 100.0% $ 2,045 100.0% [1] Primarily represents loans collateralized by multiple properties in various regions. The following table presents the Company’s mortgage loans, by property type: As of December 31, 2024 2023 Amortized Cost Percent of Total Amortized Cost Percent of Total Industrial $ 571 30.8% $ 711 34.8 % Multifamily 518 28.0% 617 30.2 % Office 271 14.6% 340 16.6 % Retail 491 26.6% 377 18.4 % Total mortgage loans $ 1,851 100.0% $ 2,045 100.0 % Allowance for Credit Losses Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt service coverage ratios ("DSCRs") and LTVs over the forecasted period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios. When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral, less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 3. Investments (continued) F-28 judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral, such as changes in projected property value estimates. As of December 31, 2024 and 2023, the Company did not have any mortgage loans for which an ACL was established on an individual basis. As of December 31, 2024 and 2023, the Company held no PCD or held-for-sale mortgage loans. The following table presents a rollforward of the ACL for mortgage loans: Year Ended December 31, 2024 2023 2022 Beginning balance $ 26 $ 15 $ 12 Provision for credit losses (6) 11 3 Sales (2) — — Additional decreases (2) — Ending balance $ 16 $ 26 $ 15 The change in the allowance for the year ended December 31, 2024 and 2023 was primarily attributable to changes in market conditions and an update in assumptions. The increase in the allowance for the year ended December 31, 2022 was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans. Loan Modifications The Company may modify the terms of a loan when the borrower is experiencing financial difficulties, as a means to optimize recovery of amounts due on the loan. Modifications may involve temporary relief, such as payment forbearance for a short period time or may involve more substantive modifications such as interest rate relief or maturity extensions. Changes to loan terms, pursuant to a modification agreement, are factored into the analysis of the loan’s expected credit losses, under the allowance model applicable to the loan. For the year ended December 31, 2024, the Company granted modifications related to one commercial mortgage loan borrower experiencing financial difficulty. The borrower was granted a 3-year maturity extension with a continuation of the existing fixed interest rate, which was determined to be below-market. The carrying value of the loan as of December 31, 2024 was approximately $35 (1.9%) of the total carrying value of the Company’s commercial mortgage loan portfolio. As of December 31, 2024 the loan was considered performing as it was current on contractual payments. Credit Quality Indicators The weighted-average LTV ratio at origination of the Company’s mortgage loans held as of December 31, 2024 was 30.2%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals performed at origination and updated as necessary. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments which are updated no less than annually through reviews of underlying properties. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 3. Investments (continued) F-29

As of December 31, 2024 2024 2023 2022 2021 2020 Prior Total Amortized cost for loan-to-values: Greater than 80% $ — $ — $ 54 $ 15 $ — $ 55 $ 124 65% to 80% — 3 98 90 21 205 417 Less than 65% 13 34 264 158 37 804 1,310 Total $ 13 $ 37 $ 416 $ 263 $ 58 $ 1,064 $ 1,851 Amortized cost for debt service coverage ratios: Greater than 1.50x $ 5 $ — $ 209 $ 198 $ 52 $ 940 $ 1,404 1.15x to 1.50x 8 — 108 28 6 110 260 0.95x to 1.15x — 34 27 15 — 13 89 Less than 0.95x — 3 72 22 — 1 98 Total $ 13 $ 37 $ 416 $ 263 $ 58 $ 1,064 $ 1,851 Average loan-to-value for debt service coverage ratios: Greater than 1.50x 13.1% — % 57.6% 58.5% 60.5% 50.1% 52.7% 1.15x to 1.50x 37.2% — % 47.7% 62.4% 62.6% 72.6% 59.9% 0.95x to 1.15x — % 43.5% 69.0% 88.0% — % 68.3% 62.4 % Less than 0.95x — % 70.9% 79.1% 51.4% — % — % 72.7 % Weighted average 27.4% 45.9% 59.5% 60.0% 60.7% 52.7% 55.2 % As of December 31, 2023 2023 2022 2021 2020 2019 Prior Total Amortized cost for loan-to-values: Greater than 80% $ — $ 56 $ 16 $ — $ — $ 48 $ 120 65% to 80% — 81 137 23 27 175 443 Less than 65% 19 235 198 49 165 816 1,482 Total $ 19 $ 372 $ 351 $ 72 $ 192 $ 1,039 $ 2,045 Amortized cost for debt service coverage ratios: Greater than 1.50x $ — $ 239 $ 301 $ 72 $ 171 $ 952 $ 1,735 1.15x to 1.50x 3 50 29 — 13 87 182 0.95x to 1.15x 16 19 16 — 8 — 59 Less than 0.95x — 64 5 — — — 69 Total $ 19 $ 372 $ 351 $ 72 $ 192 $ 1,039 $ 2,045 Average loan-to-value for debt service coverage ratios: Greater than 1.50x — % 54.3% 58.6% 55.9% 54.2% 49.4% 52.4% 1.15x to 1.50x 51.6% 38.6% 62.2% — % 69.5% 61.5% 55.7% 0.95x to 1.15x 39.8% 77.5% 84.3% — % 76.9% — % 68.8 % Less than 0.95x — % 77.1% 50.3% — % — % — % 75.2 % Weighted average 42.7% 57.4% 59.7% 55.9% 56.3% 50.4% 54.0 % The following presents the LTV ratio and DSCR for mortgage loans, by origination year: Past-Due Mortgage Loans Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2024 and 2023, the Company held no mortgage loans considered past due. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 3. Investments (continued) F-30

Repurchase Agreements and Other Collateral Transactions The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements. Repurchase Agreements From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation. Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's consolidated balance sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's consolidated balance sheets. As noted above, the Company’s current positions do not permit net presentation, however, the following presents the potential effect of rights of setoff associated with repurchase agreements: As of December 31, 2024 2023 Gross amounts recognized $ (354) $ (421) Gross amounts not offset: Financial instruments [1] 391 439 Net amount $ 37 $ 18 [1] Included within fixed maturities and short-term investments on the Company's consolidated balance sheets. Refer to Note 4 - Derivatives the potential effect of rights of set-off associated with recognized derivative assets and liabilities. Other Collateral Transactions The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2024 and 2023, the fair value of securities on deposit was $12 and $22, respectively. For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives. Variable Interest Entities As of December 31, 2024 and 2023, the Company did not hold any investment in a VIE for which it was the primary beneficiary. The Company’s risk of loss associated with non-consolidated investments depends on the investment. Investment funds are limited to the Company’s share of the investee’s net assets plus unfunded commitments. Fixed maturities are limited to amortized cost and unfunded commitments. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 3. Investments (continued) F-31

The following summarizes the carrying value and maximum loss exposure of these non-consolidated investments: As of December 31, 2024 2023 (in billions) Carrying Value Maximum Exposure to Loss Carrying Value Maximum Exposure to Loss Investment funds $ 1.3 $ 1.8 $ 1.4 $ 2.0 Fixed maturities 3.7 4.0 4.1 4.5 Total non-consolidated investments $ 5.0 $ 5.8 $ 5.5 $ 6.5 Equity Method Investments For the year ended December 31, 2024, aggregate net investment income from investment funds exceeded 10% of the Company’s pre-tax net income. Accordingly, the Company is disclosing summarized financial data in the following table which reflects the latest available financial information: As of December 31, (in billions) 2024 2023 Total assets $ 136.3 $ 176.4 Total liabilities 12.8 29.4 Net income 10.8 12.7 The above aggregated summarized financial data does not represent the Company’s proportionate share of the investment's assets or earnings. Concentration of Credit Risk The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The following table discloses the Company’s investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies: Issuer Market Value PIMCO PRIVATE INCOME FUND ONSHORE FEEDER LLC $ 168 AG ABC STRUCTURED NOTE LP (EQUITY) 146 SIXTH STREET LENDING PARTNERS 133 MCF CLO VI LLC 132 WELLS FARGO & COMPANY 128 PIMCO COMMERCIAL REAL ESTATE DEBT FUND II RATED NOTE VEHICLE I L 125 BANK OF AMERICA CORPORATION 120 ORACLE CORPORATION 96 UPFRONT VENTURES 91 MORGAN STANLEY 91 JPMORGAN CHASE & CO. 89 THE GOLDMAN SACHS GROUP, INC. 86 AMGEN INC. 85 MITSUBISHI UFJ FINANCIAL GROUP, INC. 82 THE BOEING COMPANY 82 MIZUHO FINANCIAL GROUP, INC. 79 FEDERAL HOME LOAN MORTGAGE CORPORATION 74 TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 3. Investments (continued) F-32

4. Derivatives The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy, as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default and currency exchange rate exposures or movements. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. Derivatives Designated and Qualifying as Hedging Instruments Some of the Company's derivatives satisfy hedge accounting requirements, as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include: Cash Flow Hedges Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Derivatives Not Designated as Hedging Instruments Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's VA products, as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities that either do not qualify or we have elected to forego hedge accounting. The non-qualifying strategies include: Interest Rate Swaps, Swaptions and Futures The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2024 and 2023, there were no interest rate swaps in offsetting relationships. Foreign Currency Swaps and Forwards The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency- denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash. Credit Contracts Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward. Macro Hedge Program The Company utilizes interest rate swaps, equity swaps, total return swaps, options, forwards, and futures to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and GMDB claims, as well as lower VA fee revenue. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-33

Product Embedded Derivatives The Company has assumed through reinsurance certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements. The Company formerly offered, and subsequently fully reinsured, certain UL products with index-linked features that also constitute an embedded derivative. Ceded Modified Coinsurance Reinsurance Contracts As of December 31, 2024 and 2023, the Company had approximately $779 and $877, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. As a result of this modified coinsurance arrangement, the Company has recorded an embedded derivative within the funds withheld liability on the consolidated balance sheets for the changes in fair value of investments held in trust which are subject to interest rate and credit risk. Derivative Balance Sheet Classification The following tables in this section exclude the following: • Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. • Investments that contain an embedded credit derivative for which the Company has elected the FVO. As of December 31, 2024 Designated and qualifying as hedges Cash flow hedges Interest rate swaps $ 250 $ (32) $ — $ 32 Not designated as hedges Embedded derivatives Funds withheld on modified coinsurance [2] [3] — 247 — (247) Fixed indexed annuities [2] [3] — (160) 480 640 Other [2] [3] — (5) (9) (4) Total embedded derivatives — 82 471 389 Freestanding derivatives [1] Variable annuities macro hedge program 15,599 (29) 79 108 Foreign currency swaps and forwards 69 10 10 — Interest rate swaps, swaptions, and futures 1,087 (254) — 254 Total freestanding derivatives 16,755 (273) 89 362 Total not designated as hedges 16,755 (191) 560 751 Total derivatives $ 17,005 $ (223) $ 560 $ 783 The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage: Notional Amount [4] Fair Value Net Assets Liabilities TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 4. Derivatives (continued) F-34

As of December 31, 2023 Designated and qualifying as hedges Cash flow hedges Interest rate swaps $ 250 $ (29) $ — $ 29 Not designated as hedges Embedded derivatives Funds withheld on modified coinsurance [2] [3] — 302 — (302) Fixed indexed annuities [2] [3] — (135) 406 541 Other [2] [3] — — (5) (5) Total embedded derivatives — 167 401 234 Freestanding derivatives [1] Variable annuities macro hedge program 10,340 5 151 146 Foreign currency swaps and forwards 202 12 12 — Interest rate swaps, swaptions, and futures 1,087 (188) — 188 Credit derivatives 500 10 10 — Total freestanding derivatives 12,129 (161) 173 334 Total not designated as hedges 12,129 6 574 568 Total derivatives $ 12,379 $ (23) $ 574 $ 597 The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage: (continued) Notional Amount [4] Fair Value Net Assets Liabilities [1] Represents the gross fair value of freestanding derivatives, excluding collateral, deferred premiums on pay-at-end options, and accrued income. [2] For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 5 - Fair Value Measurements and Note 6 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivatives. [3] These derivatives are not held for risk management purposes. Assets are recorded in reinsurance recoverables and liabilities in other policyholder funds and benefits payable and funds withheld liability. [4] The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 4. Derivatives (continued) F-35

Offsetting of Derivative Assets / Liabilities The following presents the effect or potential effect of rights of set-off associated with recognized derivative assets and liabilities: As of December 31, 2024 2023 Derivative Assets Derivative Liabilities Derivative Assets Derivative Liabilities Gross amounts recognized [1] $ 279 $ (405) $ 202 $ (386) Gross amounts offset [2] (45) 371 (167) 329 Net amount presented [3] 234 (34) 35 (57) Gross amounts not offset: Cash collateral pledged (received) [2] — — (30) 30 Net amount 234 (34) 5 (27) Off-balance sheet securities collateral pledged (received) [4] — 34 (1) 58 Net amount $ 234 $ — $ 4 $ 31 [1] Represents the fair value of freestanding derivatives inclusive of accrued income and deferred premiums on pay-at-end options, but excluding collateral. [2] Excludes the initial margin associated with exchange-traded derivative instruments included in other investments. [3] Derivative assets and liabilities, including deferred premiums on options, cash collateral, and accrued interest, are presented on the Company's consolidated balance sheets in other investments and other liabilities, respectively. [4] Non-cash collateral pledged (received) represents the variation margin on exchange-traded derivatives and excludes initial margin on exchange-traded derivatives. Non-cash collateral pledged is included within fixed maturities, AFS on the consolidated balance sheets. Non-cash collateral received is not recognized on our consolidated balance sheets unless the obligor (transferor) has defaulted under the terms of the secured contract and is no longer entitled to the pledged asset. The following presents the amounts related to collateral pledged (received) in conjunction with derivative contracts: As of December 31, 2024 2023 Derivative Assets Derivative Liabilities Derivative Assets Derivative Liabilities Cash collateral [1] $ (61) $ 356 $ (89) $ 265 Initial margin on exchange-traded derivatives [2] Cash collateral — 35 — 42 Securities collateral — 135 — 130 [1] Represents variation margin on exchange-traded derivatives which are included within the offsetting of derivatives table above. [2] Excluded from the offsetting of derivatives table above. Refer to Note 3 — Investments for the effect of rights of set-off associated with repurchase agreements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 4. Derivatives (continued) F-36

Cash Flow Hedges For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness. As of December 31, 2024, there were no before tax deferred net losses on derivative instruments expected to be reclassified from AOCI to earnings over the next twelve months. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows. For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring. Refer to Note 17 — Equity for details regarding amounts recorded in and reclassified from AOCI for cash flow hedges. Non-Qualifying Derivatives For non-qualifying derivatives, including embedded derivatives that are required to be bifurcated from their host contracts, the gain or loss on the derivative is recognized within investment related losses, net. The following is a summary of investment related losses, net related to derivatives not designated as hedges: Year Ended December 31, 2024 2023 2022 Embedded derivatives Modified coinsurance [1] $ (55) $ (424) $ 711 Fixed indexed annuities (25) (54) 200 Other — 5 5 Total embedded derivatives (80) (473) 916 Freestanding derivatives Variable annuities macro hedge program (388) (897) (1) Foreign currency swaps and forwards 4 (1) 7 Interest rate swaps, swaptions, and futures (71) (40) (306) Credit derivatives 6 12 3 Total freestanding derivatives (449) (926) (297) Total $ (529) $ (1,399) $ 619 [1] Excludes the remainder return on the modified coinsurance assets. Refer to Note 3 — Investments for additional details. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 4. Derivatives (continued) F-37

Credit Risk Assumed through Credit Derivatives The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2024, the Company was not entered in any credit default swaps contracts. The following presents details of the Company’s investment grade risk exposure assumed through basket credit default swaps [1] as of December 31, 2023: Notional Amount [3] Fair Value Weighted Average Years to Maturity Underlying Referenced Credit Obligation [2] Offsetting Notional Amount Offsetting Fair ValueType Average Credit Rating $ 500 $ 10 5 years Corporate Credit BBB+ $ — $ — [1] Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index. [2] The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used. [3] Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 4. Derivatives (continued) F-38

5. Fair Value Measurements The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows: • Level 1 — Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date. • Level 2 — Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities. • Level 3 — Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair value uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers. • Net Asset Value (“NAV”) — Other invested assets within separate accounts are typically measured using NAV as a practical expedient in determining fair value and are not classified in the fair value hierarchy. The carrying value reflects the pro rata ownership percentage as indicated by NAV in the investment’s financial statements, which may be adjusted if it is determined NAV is not calculated consistent with investment company fair value principles. The underlying investments may have significant unobservable inputs, which may include but are not limited to, comparable multiples and weighted average cost of capital rates applied in valuation models or a discounted cash flow model. The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine the fair value of assets and liabilities that the Company has classified within Level 3. As of December 31, 2024 Assets Fixed maturities, available-for-sale Asset-backed securities $ 456 $ — $ — $ 366 $ 90 Collateralized loan obligations 1,549 — — 1,544 5 Commercial mortgage-backed securities 880 — — 821 59 Corporate bonds 7,952 — — 6,881 1,071 Foreign government and agencies 462 — — 410 52 Municipal bonds 539 — — 538 1 Residential mortgage-backed securities 335 — — 335 — U.S. Treasury bonds 932 — — 932 — Total fixed maturities, available-for-sale 13,105 — — 11,827 1,278 Fair value option fixed maturities 326 — — — 326 Equity securities 134 — 9 101 24 Investment funds 270 — — — 270 Freestanding derivatives [1] 234 145 5 (1) 85 Short-term investments Loans issued by related parties 540 — — — 540 Other 797 — 678 57 62 Total short-term investments 1,337 — 678 57 602 The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: Total NAV / Netting [2] Level 1 Level 2 Level 3 TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-39

Reinsurance recoverables Fixed indexed annuities hedge program 176 — — — 176 Fixed indexed annuities embedded derivative 480 — — — 480 Ceded other embedded derivatives (9) — — — (9) Ceded market risk benefits 405 — — — 405 Total reinsurance recoverables 1,052 — — — 1,052 Market risk benefits 742 — — — 742 Separate account assets 91,480 197 56,643 34,639 1 Total assets $ 108,680 $ 342 $ 57,335 $ 46,623 $ 4,380 Liabilities Other policyholder funds and benefits payable Fixed indexed annuities embedded derivatives $ 640 $ — $ — $ — 640 Other embedded derivatives (4) — — — (4) Total other policyholder funds and benefits payable 636 — — — 636 Market risk benefits 874 — — — 874 Funds withheld liability Modified coinsurance embedded derivative (131) — — — (131) Related party modified coinsurance embedded derivative (116) — — — (116) Fixed indexed annuities hedge program retrocession 132 — — — 132 Total funds withheld liability (115) — — — (115) Freestanding derivatives [1] 34 (360) — 298 96 Total liabilities $ 1,429 $ (360) $ — $ 298 $ 1,491 As of December 31, 2023 Assets Fixed maturities, available-for-sale Asset-backed securities $ 363 $ — $ — $ 313 $ 50 Collateralized loan obligations 966 — — 847 119 Commercial mortgage-backed securities 1,446 — — 1,440 6 Corporate bonds 9,545 — — 8,054 1,491 Foreign government and agencies 404 — — 404 — Municipal bonds 803 — — 803 — Residential mortgage-backed securities 445 — — 412 33 U.S. Treasury bonds 882 — — 882 — Total fixed maturities, available-for-sale 14,854 — — 13,155 1,699 Fair value option fixed maturities 252 — — 27 225 Equity securities 182 — 9 150 23 Investment funds 238 — — — 238 The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued) Total NAV / Netting [2] Level 1 Level 2 Level 3 TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-40

Freestanding derivatives [1] 35 (138) 11 22 140 Short-term investments Loans issued by related parties 440 — — — 440 Other 741 — 661 52 28 Total short-term investments 1,181 — 661 52 468 Reinsurance recoverables Fixed indexed annuities hedge program 193 — — — 193 Fixed indexed annuities embedded derivative 406 — — — 406 Ceded other embedded derivatives (5) — — — (5) Ceded market risk benefits 648 — — — 648 Total reinsurance recoverables 1,242 — — — 1,242 Market risk benefits 578 — — — 578 Separate account assets 89,514 200 54,877 34,389 48 Total assets $ 108,076 $ 62 $ 55,558 $ 47,795 $ 4,661 Liabilities Other policyholder funds and benefits payable Fixed indexed annuities embedded derivatives $ 541 $ — $ — $ — $ 541 Other embedded derivatives (5) — — — (5) Total other policyholder funds and benefits payable 536 — — — 536 Market risk benefits 1,074 — — — 1,074 Funds withheld liability Modified coinsurance embedded derivative (110) — — (110) — Related party modified coinsurance embedded derivative (192) — — (192) — Fixed indexed annuities hedge program retrocession 145 — — — 145 Total funds withheld liability (157) — — (302) 145 Freestanding derivatives [1] 57 (306) 11 284 68 Total liabilities $ 1,510 $ (306) $ 11 $ (18) $ 1,823 The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued) Total NAV / Netting [2] Level 1 Level 2 Level 3 [1] Amounts in the Level 1, 2, and 3 columns represent the gross fair value of freestanding derivatives, excluding collateral and accrued income. [2] “Netting” represents the fair value of freestanding derivatives as well as cash collateral and accrued income offset under master netting agreements. Refer to Note 4 — Derivatives for additional information regarding offsetting of derivatives. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-41

Valuation Techniques The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order: • Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1. • Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3. • Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market-based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data. • Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market-based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3. Modified coinsurance embedded derivatives represent the right to receive or obligation to pay the total return on the assets supporting the funds withheld liability, and are analogous to a total return swap with a floating rate leg. The fair value of the embedded derivatives on ceded modified coinsurance agreements are classified as Level 3 and measured as the unrealized gain (loss) on the underlying assets which are valued in the same manner as our other investments. The fair value of freestanding derivatives is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC- cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Fair values for FIA embedded derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. Valuation Inputs Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts. Primary observable and unobservable inputs for Level 2 and Level 3 fair value measurements are described below. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-42

Fixed Maturities Structured Securities Primary observable inputs include: benchmark yields and spreads; monthly payment information; collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions; and credit default swap indices. Primary observable inputs specific to ABS, CLOs, and RMBS include: estimates of future principal prepayments, derived from the characteristics of the underlying structure; and prepayment speeds previously experienced at the interest rate levels projected for the collateral. Primary unobservable inputs include: independent broker quotes; and credit spreads and interest rates beyond the observable curves. Primary unobservable inputs specific to less liquid securities or those that trade less actively, including subprime RMBS include: estimated cash flows; credit spreads, which include illiquidity premium; constant prepayment rates; constant default rates; and loss severity. Corporate Bonds Includes private placement securities for which the Company has elected the fair value option. Primary observable inputs include: benchmark yields and spreads; reported trades, bids, offers of the same or similar securities; issuer spreads; and credit default swap curves. Primary observable specific to investment grade privately placed securities that utilize internal matrix pricing include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature. Primary unobservable inputs include: independent broker quotes; credit spreads beyond the observable curve; and interest rates beyond the observable curve. Primary unobservable inputs specific to below investment grade privately placed securities and private bank loans include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature. Foreign Government and Agencies, Municipal Bonds, and U.S. Treasury Bonds Primary observable inputs include: benchmark yields and spreads; issuer credit default swap curves; political events in emerging market economies; Municipal Securities Rulemaking Board reported trades and material event notices; and issuer financial statements. Primary unobservable inputs include credit spreads and interest rates beyond the observable curves. Equity Securities Primary observable inputs include quoted prices in markets that are not active. Primary unobservable inputs include internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions. Investment Funds Relates to certain investment funds for which the Company has elected the fair value option. Primary observable inputs include: yield, duration, and spread duration for public securities of similar quality, maturity, and sector, adjusted for the non-public nature. Primary unobservable inputs include: material non-public financial information and estimation of future distributable earnings. Freestanding Derivatives Credit Derivatives Primary observable inputs include: swap yield curves; and credit default swap curves. There are no primary unobservable inputs. Foreign Currency Derivatives Primary observable inputs include: the swap yield curve; currency spot and forward rates; and cross currency basis curves. There are no primary unobservable inputs. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-43

Interest Rate Swaps Primary observable inputs include independent broker quotes and the swap yield curve. Primary unobservable inputs include the swap yield curve beyond 50 years. Equity Options, Forwards and Swaptions Primary observable inputs include underlying asset price and interest rates. Primary unobservable inputs include strike price, duration, and volatility. Futures Primary observable inputs include unadjusted quoted prices in active markets. There are no primary unobservable inputs. Short-Term Investments Primary observable inputs include: benchmark yields and spreads; reported trades, bids, and offers; issuer spreads and credit default swap curves; and material event notices and new issue money market rates. Primary unobservable inputs include independent broker quotes. Fixed Indexed Annuities Embedded Derivatives Primary observable inputs include: risk-free rates as represented U.S. Treasury par yield curve rates and market corporate bond spreads to derive forward curve rates; correlations of 10 years of observed historical returns across underlying well- known market indices; correlations of historical index returns compared to separate account fund returns; and equity index levels. Primary unobservable inputs include: market implied equity volatility assumptions; credit standing adjustment assumptions; option budgets; and assumptions about policyholder behavior, such as withdrawal utilization, withdrawal rates, lapse rates, and reset elections. The fair value for the FIA embedded derivatives are calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value. Best Estimate Benefits The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior. Credit Standing Adjustment The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets. Margins The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions. Separate Account Assets Separate account assets include fixed maturities, equity securities (largely consisted of mutual funds), mortgage loans, short-term investments, and other invested assets (largely consisted of investment funds and freestanding derivatives) that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For other invested assets in which fair value represents a share of the NAV, 1% and 34% were subject to significant liquidation restrictions as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, there were no investment funds that did not allow any form of redemption. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-44

Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans. As of December 31, 2024 Asset-backed securities $ 45 Discounted cash flows Spread 550bps to 575bps 562bps Decrease Commercial mortgage-backed securities: $ 59 Discounted cash flows Spread [4] 677bps to 677bps 677bps Decrease Corporate bonds: $ 1,057 Discounted cash flows Spread 46bps to 502bps 162bps Decrease Short-term investments: $ 62 Discounted cash flows Spread 619bps to 1,067bps 694bps Decrease Fair value option fixed maturities and investment funds 596 Discounted cash flows Spread (3)bps to 291bps 266bps Decrease Interest rate swaptions [10]: 77 Option model Interest rate volatility 75bps to 86bps 82bps Increase Equity options and forwards [10]: $ (59) Option model Equity volatility 13.7% to 54.6% 24.8% Increase Fixed indexed annuities embedded derivatives: $ 640 Option budget Withdrawal rates [6] 0.0% to 15.9% 1.8% Decrease Lapse rates [7] 0.3% to 50.0% 10.4% Decrease Option budgets [8] 0.1% to 3.8% 1.5% Increase Credit standing adjustment [9] 0.6% to 2.6% 1.5% Decrease The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives: Fair Value [1] Predominant Valuation Technique Significant Unobservable Input Range Weighted Average [2] Impact of Increase in Input on Fair Value [3] TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-45

As of December 31, 2023 Asset-backed securities $ 50 Discounted cash flows Spread 251bps to 426bps 316bps Decrease Collateralized loan obligations: $ 59 Option model Spread 268bps to 270bps 269bps Decrease Commercial mortgage-backed securities: $ 6 Discounted cash flows Spread (encompasses prepayment, default risk and loss severity) 1,041bps to 1,041bps 1,041bps Decrease Corporate bonds: $ 1,421 Discounted cash flows Spread 49bps to 894bps 246bps Decrease Residential mortgage-backed securities: $ 14 Discounted cash flows Spread [5] 387bps to 387bps 387bps Decrease Fair value option fixed maturities $ 225 Discounted cash flows Spread 2bps to 312bps 166bps Decrease Macro hedge program: $ (2) Option model Equity volatility 10.8% to 31.7% 17.9% Increase 84 Interest rate volatility 0.2% to 2.9% 1.2% Increase Fixed indexed annuities embedded derivatives: $ 541 Option budget Withdrawal rates [6] 0.0% to 15.9% 1.7% Decrease Lapse rates [7] 0.3% to 30.0% 6.4% Decrease Option budgets [8] 0.1% to 3.8% 1.5% Increase Credit standing adjustment [9] 0.6% to 2.5% 1.6% Decrease The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives: (continued) Fair Value [1] Predominant Valuation Technique Significant Unobservable Input Range Weighted Average [2] Impact of Increase in Input on Fair Value [3] [1] Excludes securities for which the Company bases fair value on broker quotations. [2] The weighted average is determined based on the fair value of the securities. [3] Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. [4] Encompasses prepayment, default risk, and loss severity. [5] Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads. [6] Range represents assumed annual percentage of allowable amount withdrawn. [7] Range represents assumed annual percentages of policyholders electing a full surrender. [8] Range represents assumed annual budget for index options. [9] Range represents Company credit spreads. [10] Equity options and forwards included in the macro hedge program. Interest rate swaptions included in both the macro hedge program and interest rate derivative strategies. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-46

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the consolidated financial statements. Assets and liabilities are transferred in and/or out of Level 3 on the date the event or change in circumstances that caused the transfer occurs. The Company evaluates, at least annually, its valuation processes to determine if changes in circumstances has occurred that would result in a transfer between levels. Transfers in and/or out of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. During the 2023 review of the inputs, the Company deemed the spread inputs to be unobservable, and transferred those private securities included in corporate bonds from Level 2 to Level 3. Year Ended December 31, 2024 Fixed maturities, available-for-sale: Asset-backed securities $ 50 $ — $ — $ (27) $ 67 $ 90 Collateralized loan obligations 119 — — 5 (119) 5 Commercial mortgage-backed securities 6 1 2 — 50 59 Corporate bonds 1,491 (18) 2 (274) (130) 1,071 Foreign government and agencies — — (2) 19 35 52 Municipal bonds — — — (1) 2 1 Residential mortgage-backed securities 33 — — — (33) — U.S. Treasury bonds — — — — — — Fair value option fixed maturities 225 3 — 93 5 326 Equity securities 23 1 — — — 24 Investment funds 238 9 — 11 12 270 Embedded derivatives [1]: Modified coinsurance — (55) — — 302 247 Fixed indexed annuities (135) (25) — 17 (17) (160) Other — — — (5) — (5) Freestanding derivatives [1]: Interest rate derivatives (10) (18) — — (1) (29) Variable annuities macro hedge program 82 (256) — 223 (31) 18 Short-term investments: Loans issued by related parties 440 — — 100 — 540 Other 28 — — 62 (28) 62 Fixed indexed annuities hedge program 48 23 — (27) — 44 Ceded market risk benefits 648 (243) — — — 405 Separate account assets 48 (1) — (38) (8) 1 The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis: Beginning Balance Total Realized and Unrealized Gains (Losses) in Net Purchases, Sales, and Settlements Net Transfers Ending BalanceNet Income Other Comprehensive Income (Loss) [2] TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-47

Year Ended December 31, 2023 Fixed maturities, available-for-sale: Asset-backed securities $ 41 $ — $ 1 $ 8 $ — $ 50 Collateralized loan obligations 109 — 1 9 — 119 Commercial mortgage-backed securities 277 — 6 (65) (212) 6 Corporate bonds 619 (3) (68) 497 446 1,491 Foreign government and agencies 4 — — — (4) — Municipal bonds 1 — — — (1) — Residential mortgage-backed securities 17 — — 31 (15) 33 Fair value option fixed maturities 306 (24) — 80 (137) 225 Equity securities 24 — — (1) — 23 Investment funds 58 36 — 7 137 238 Embedded derivatives [1]: Fixed indexed annuities (81) (54) — 34 (34) (135) Other — 5 — (5) — — Freestanding derivatives [1]: Interest rate derivatives — (10) — — — (10) Variable annuities macro hedge program 148 (498) — 432 — 82 Short-term investments Loans issued by related parties 100 — — 340 — 440 Other 37 — — 28 (37) 28 Fixed indexed annuities hedge program 12 22 — 14 — 48 Ceded market risk benefits 894 (246) — — — 648 Separate account assets 53 3 — (3) (5) 48 The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis: (continued) Beginning Balance Total Realized and Unrealized Gains (Losses) in Net Purchases, Sales, and Settlements Net Transfers Ending BalanceNet Income Other Comprehensive Income (Loss) [2] [1] Derivative instruments are presented on a net basis for asset (liability) positions. [2] Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss). TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-48

Year Ended December 31, 2024 Fixed maturities, available-for-sale: Commercial mortgage-backed securities $ (2) $ 3 $ — $ 1 Corporate bonds (12) (6) — (18) Fair value option fixed maturities — 3 — 3 Equity securities — 1 — 1 Investment funds — 9 — 9 Embedded derivatives: Modified coinsurance — (55) — (55) Fixed indexed annuities — (25) — (25) Other — — — — Freestanding derivatives: Interest rate derivatives — (18) — (18) Variable annuities macro hedge program — (256) — (256) Fixed indexed annuities hedge program — 23 — 23 Ceded market risk benefits — — (243) (243) Separate account assets [1] — (1) — (1) Year Ended December 31, 2023 Fixed maturities, available-for-sale: Corporate bonds $ (3) $ — $ — $ (3) Fair value option fixed maturities — (24) — (24) Investment funds — 36 — 36 Embedded derivatives: Fixed indexed annuities — (54) — (54) Other — 5 — 5 Freestanding derivatives: Interest rate derivatives — (10) — (10) Variable annuities macro hedge program — (498) — (498) Fixed indexed annuities hedge program — 22 — 22 Ceded market risk benefits — — (246) (246) Separate account assets [1] — 3 — 3 The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy, of the total realized and unrealized gains (losses) for the period included in net income, as shown in the table above: Net Investment Income Investment Related Losses, Net [2] Other [3] Net Income [1] The realized and unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. [2] Includes both market and non-market impacts in deriving realized and unrealized gains (losses). [3] Other represents change in MRBs for ceded MRBs. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-49

Year Ended December 31, 2024 Fixed maturities, available-for-sale: Asset-backed securities $ 61 $ (35) $ (53) $ (27) $ 67 $ — $ 67 Collateralized loan obligations 5 — — 5 — (119) (119) Commercial mortgage-backed securities — — — — 51 (1) 50 Corporate bonds 15 (193) (96) (274) 27 (157) (130) Foreign government and agencies 28 — (9) 19 35 — 35 Municipal bonds — (1) — (1) 7 (5) 2 Residential mortgage-backed securities — — — — — (33) (33) Fair value option fixed maturities 110 — (17) 93 6 (1) 5 Equity securities 1 — (1) — — — — Investment funds 26 — (15) 11 13 (1) 12 Embedded derivatives: Modified coinsurance — — — — 302 — 302 Fixed indexed annuities 29 (12) — 17 (29) 12 (17) Other — (5) — (5) — — — Freestanding derivatives: Interest rate derivatives — — — — (1) — (1) Variable annuities macro hedge program 112 28 83 223 (31) — (31) Short-term investments: Loans issued by related parties 540 (440) — 100 — — — Other 62 — — 62 — (28) (28) Fixed indexed annuities hedge program 31 (58) — (27) — — — Separate account assets 17 — (55) (38) 1 (9) (8) The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above: Purchases Settlements Sales Net Transfers in Transfers out Net TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-50

Year Ended December 31, 2023 Fixed maturities, available-for-sale: Asset-backed securities $ 25 $ (17) $ — $ 8 $ — $ — $ — Collateralized loan obligations 59 — (50) 9 — — — Commercial mortgage-backed securities 1 — (66) (65) — (212) (212) Corporate bonds 674 (177) — 497 488 (42) 446 Foreign government and agencies — — — — — (4) (4) Municipal bonds — — — — — (1) (1) Residential mortgage-backed securities 33 (2) — 31 — (15) (15) Fair value option fixed maturities 94 — (14) 80 — (137) (137) Equity securities 3 — (4) (1) — — — Investment funds 13 (6) — 7 137 — 137 Embedded derivatives: Fixed indexed annuities 42 (8) — 34 (42) 8 (34) Other — (5) — (5) — — — Freestanding derivatives: Variable annuities macro hedge program 72 — 360 432 — — — Short-term investments: Loans issued by related parties 500 (160) — 340 — — — Other 28 — — 28 — (37) (37) Fixed indexed annuities hedge program 32 (18) — 14 — — — Separate account assets 123 — (126) (3) 43 (48) (5) The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above: (continued) Purchases Settlements Sales Net Transfers in Transfers out Net TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-51

Net Income Other Comprehensive Income (Loss) [1] Net Income Other Comprehensive Income (Loss) [1] Fixed maturities, available-for-sale: Asset-backed securities $ — $ (1) $ — $ (1) Commercial mortgage-backed securities — 2 — (2) Corporate bonds — (4) — (171) Foreign government and agencies — (2) — — Fair value option fixed maturities 3 — 9 — Investment funds 4 — (22) — Embedded derivatives: Other embedded derivatives — — 5 — Freestanding derivatives: Interest rate derivatives (18) — (11) — Variable annuities macro hedge program (196) — (216) — Fixed indexed annuities hedge program 23 — 22 — Ceded market risk benefits (243) — (246) — Separate account assets (1) — 3 — The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy still held at the end of the period, of the total unrealized gains (losses) for the period included in net income and OCI: Year Ended December 31, 2024 2023 [1] Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss). The following presents the carrying amount and fair value of the Company’s financial assets and liabilities not carried at fair value: As of December 31, Fair Value Hierarchy Level 2024 2023 Carrying Amount Fair Value Carrying Amount Fair Value Assets Policy loans Level 2 $ 1,565 $ 1,565 $ 1,528 $ 1,528 Mortgage loans Level 3 1,835 1,654 2,019 1,814 Other investments Level 2 100 100 — — Liabilities Other policyholder funds and benefits payable [1] Level 3 $ 9,224 $ 7,658 $ 9,921 $ 8,305 Funds withheld liability Level 2 9,905 9,905 10,367 10,367 [1] This amount includes contracts accounted for as investment contracts and excludes insurance contracts, such as our group accident and health, UL, COLI, and certain FIA and VA contracts with death or other additional benefits. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 5. Fair Value Measurements (continued) F-52

6. Reinsurance The following summarizes premiums and policy charges and fee income by direct, assumed and ceded insurance types, in the consolidated statements of operations: Year Ended December 31, 2024 2023 2022 Premiums, policy charges and fee income Direct $ 2,208 $ 2,212 $ 2,283 Reinsurance assumed 405 413 210 Reinsurance ceded (1,900) (1,891) (1,885) Total premiums, policy charges and fee income $ 713 $ 734 $ 608 Assumed Reinsurance Coinsurance Trusts Under the terms of the assumed reinsurance transaction, TL maintains a trust for the benefit of the cedant. The following presents the assets held in this trust: As of December 31, 2024 2023 Allianz coinsurance trust: Fixed maturities $ 5,907 $ 6,354 Equity securities 3 — Short-term investments 22 58 Cash 302 202 Other Assumed Reinsurance On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumes certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business. Ceded Reinsurance The following summarizes our reinsurance recoverables by counterparty: As of December 31, 2024 2023 Prudential Financial, Inc. $ 14,648 $ 14,383 Massachusetts Mutual Life Insurance Company 5,349 5,967 Commonwealth Annuity and Life Insurance Company 5,661 6,531 TR Re 8,682 9,468 Other reinsurers 1,244 1,375 Gross reinsurance recoverables 35,584 37,724 Less: allowance for credit losses (8) (18) Reinsurance recoverables, net $ 35,576 $ 37,706 TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-53

Allowance for Credit Losses The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on an annual basis. The probability of default factors encompasses historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles. The following table presents a rollforward of the ACL for reinsurance recoverables: Year Ended December 31, 2024 2023 2022 Beginning Balance $ 18 $ 21 $ 35 Reductions (10) (3) (14) Ending Balance $ 8 $ 18 $ 21 Related Party Reinsurance The Company has entered into several reinsurance transactions with TR Re. The following presents the impacts from affiliated reinsurance in the Company's consolidated statements of operations: Year Ended December 31, 2024 2023 2022 Revenues Premiums $ (61) $ (56) $ (27) Policy charges and fee income (322) (304) (320) Net investment income (392) (380) (136) Investment related gains 98 361 696 Total revenues (677) (379) 213 Benefits, Losses, and Expenses Benefits and losses (488) (276) (117) Change in market risk benefits 155 77 4 Amortization of deferred acquisition costs 10 14 19 Insurance operating costs and other expenses (133) (136) (119) Total benefits, losses and expenses (456) (321) (213) Income (loss) before income taxes (221) (58) 426 Income tax expense (benefit) (46) (12) 90 Net income (loss) $ (175) $ (46) $ 336 TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 6. Reinsurance (continued) F-54

7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances Deferred Acquisition Costs Value of Business Acquired Total Variable Annuities Payout Annuities Fixed Indexed Annuities Balance as of January 1, 2023 $ 82 $ 105 $ 10 $ 299 $ 496 Additions — — 64 — 64 Amortization (12) (5) (1) (37) (55) Impact of reinsurance — — (48) — (48) Balance as of December 31, 2023 70 100 25 262 457 Additions — — 38 — 38 Amortization (9) (6) (3) (34) (52) Impact of reinsurance — — (28) — (28) Balance as of December 31, 2024 $ 61 $ 94 $ 32 $ 228 $ 415 The following presents a rollforward of DAC by product and VOBA associated with VA: The following presents a rollforward of negative VOBA by product: Fixed Annuities [1] Universal Life and Other [1] Total [1] Life-Contingent Payout Annuities [2] Balance as of January 1, 2023 $ 803 $ 163 $ 966 $ 2,645 Amortization (141) (29) (170) (133) Balance as of December 31, 2023 662 134 796 2,512 Amortization (124) (24) (148) (127) Balance as of December 31, 2024 538 110 648 2,385 [1] Recorded in other policyholder funds and benefits payable on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables. [2] Recorded in reserve for future policy benefits on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables. The following presents a rollforward of URR by product, which are included in other policyholder funds and benefits payable on the consolidated balance sheets: Unearned Revenue Reserves [1] Variable Annuities Fixed Indexed Annuities Payout Annuities Total Balance as of January 1, 2023 $ 47 $ 1,077 $ 71 $ 1,195 Amortization (5) (109) (4) (118) Balance as of December 31, 2023 42 968 67 1,077 Amortization (4) (105) (4) (113) Balance as of December 31, 2024 $ 38 $ 863 $ 63 $ 964 [1] Included in other policyholder funds and benefits payable on the consolidated balance sheets. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-55

The following presents a Company rollforward of other balances amortized on a basis consistent with DAC associated with FIA and certain intercompany balances: Market Risk Benefit Adjustments [1] Unearned Commissions on Internal Reinsurance [2] Balance as of January 1, 2023 $ 769 $ — Additions — 36 Amortization (72) (2) Balance as of December 31, 2023 697 34 Additions — 34 Amortization (60) (6) Balance as of December 31, 2024 $ 637 $ 62 [1] Included in other policyholder funds and benefits payable on the consolidated balance sheets. [2] Recorded in other liabilities on the consolidated balance sheets. 8. Goodwill and Other Intangible Assets The carrying amount of goodwill was $97 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022. The following presents the Company's amortizing internally developed software recorded in goodwill and other intangible assets, net on the consolidated balance sheets: As of December 31, 2024 2023 Gross carrying amount $ 41 $ 41 Accumulated amortization (21) (15) Net carrying value $ 20 $ 26 Indefinite-lived other intangible assets consisting of state insurance licenses were $26 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022. For the years ended December 31, 2024 and 2023, total amortization expense for other intangible assets recorded within insurance operating costs and other expenses on the consolidated statements of operations was $6. Year Ended December 31, 2025 $ 6 2026 6 2027 6 2028 2 2029 — As of December 31, 2024, total amortization expense for other intangible assets is expected to be as follows for each of the next five years: TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances (continued) F-56

9. Separate Accounts As of December 31, 2024 2023 Fixed maturities $ 28,743 $ 28,283 Equity securities (including mutual funds) 57,602 55,678 Cash and cash equivalents 2,184 2,521 Short-term investments 945 1,001 Investment receivables, net [1] 1,755 1,814 Other invested assets [2] 251 217 Separate account assets $ 91,480 $ 89,514 The following table presents the aggregate fair value of assets supporting separate accounts, by major investment category: [1] Includes trade receivables on investment sales executed in the ordinary course of business where the carrying amount approximates fair value, net of investment income due and accrued. [2] Primarily relates to investments in hedge funds. Variable Annuities Corporate- Owned Life Insurance Other [1] Total Balance as of January 1, 2023 $ 26,149 $ 39,998 $ 21,108 $ 87,255 Premiums and deposits 204 287 1,414 1,905 Policy charges (417) (660) (330) (1,407) Surrenders and withdrawals (3,111) (142) (3,606) (6,859) Benefit payments (128) (381) (161) (670) Investment performance 4,313 2,502 3,650 10,465 Net transfers from (to) general account 9 (1,177) (7) (1,175) Balance as of December 31, 2023 $ 27,019 $ 40,427 $ 22,068 $ 89,514 Premiums and deposits 256 326 1,285 1,867 Policy charges (435) (696) (330) (1,461) Surrenders and withdrawals (3,636) (38) (3,364) (7,038) Benefit payments (147) (366) (201) (714) Investment performance 4,060 1,519 3,360 8,939 Net transfers from (to) general account (4) 355 36 387 Sale of consolidated subsidiary to parent (14) — — (14) Balance as of December 31, 2024 $ 27,099 $ 41,527 $ 22,854 $ 91,480 Cash surrender value [2] as of: December 31, 2023 $ 26,948 $ 37,731 $ 22,053 $ 86,732 December 31, 2024 26,951 38,434 22,843 88,228 The following table presents a rollforward of separate account liabilities, by product: [1] Represents separate account liabilities that are fully reinsured to third parties on a modified coinsurance basis. [2] Cash surrender value ("CSV") represents the amount of the contractholders’ account balance distributable at the balance sheet date, less certain surrender charges. Not reflected in the tables above are separate account assets and liabilities associated with Guardian contracts assumed on a modified coinsurance basis of $5.5 billion and $6.4 billion as of December 31, 2024 and 2023, respectively. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-57

10. Reserve for Future Policy Benefits As of December 31, 2024 2023 Life-contingent payout annuities [1] $ 7,998 $ 8,674 Additional liabilities for other insurance benefits [2] 7,383 6,787 Deferred profit liability 117 119 Negative VOBA [3] 2,385 2,512 Other reserves [4] 1,251 1,287 Reserve for future policy benefits $ 19,134 $ 19,379 The following table summarizes the reserve for future policy benefits: [1] See “Liability for Future Policy Benefits” section below for further information. [2] Represents fully insured additional liabilities for other insurance benefits. [3] Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for additional details related to negative VOBA. [4] Represents reserves for fully reinsured traditional life insurance of $0.8 billion as of December 31, 2024 and 2023, as well as COLI, other universal life-type products, and short-duration contracts, which are all excluded from the tables below. Liability for Future Policy Benefits Significant assumptions and inputs to the calculation of the LFPB for life-contingent payout annuities primarily include assumptions for discount rates, mortality and other policyholder data, including certain demographic data. These assumptions are derived from both policyholder data and experience and industry data, and the Company will adjust policyholder data and experience to reflect market data, where necessary. The Company does not include any expense assumptions in the calculation of the LFPB, due to the lack of expenses for payout reserves. Annually, the Company reviews all significant cash flow assumptions, such as mortality, unless emerging experience indicates a more frequent review is necessary. As part of its annual review process, the Company assesses trends in both policyholder experience and industry data and updates the assumptions in the liability calculation, as necessary. A single-A interest rate curve is utilized to discount the cash flows used to calculate the LFPB. The discount rate reflects market observable inputs from upper-medium grade fixed income instrument yields and is reflective of the duration of the liabilities and is updated for market data. The updated cash flows used in the liability calculation are discounted using a forward rate curve. In 2024, there were significant updates for unfavorable mortality for the Company’s structured settlement payout reserves, which increased reserves. In 2023, there were significant updates for favorable mortality for certain reserves, as a result of the Company’s assumption update. These updates resulted in lower reserves, which were offset by a deferred profit liability. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-58

Year Ended December 31, 2024 2023 Beginning balance $ 8,459 $ 8,335 Beginning balance at original discount rate 10,518 11,048 Effect of actual variances from expected experience due to mortality (3) (17) Effect of changes in cash flow assumptions 204 (90) Adjusted beginning balance at original discount rate 10,719 10,941 Issuances [1] 156 147 Interest accrual [2] 196 127 Benefit payments (698) (697) Ending balance at original discount rate 10,373 10,518 Cumulative effect of changes in discount rate assumptions (2,559) (2,059) Ending balance 7,814 8,459 Other business [3] 184 215 Adjusted ending balance 7,998 8,674 Less: reinsurance recoverables (4,662) (5,083) Adjusted ending balance, net of reinsurance $ 3,336 $ 3,591 The Company’s LFPBs consists only of the liability associated with limited pay annuities (e.g., single premium immediate annuities) with life contingencies. As this business has no future expected premiums, the following table presents a rollforward of the present value of expected future policy benefits for life-contingent payout annuities: [1] Issuances are included within premiums in the consolidated statements of operations. [2] Interest accretion (expense) is recorded as a component of benefits and losses in the consolidated statements of operations. [3] Represents fully reinsured blocks, whose activity is not included in the table above. The following is a reconciliation of premiums from LFPBs to the consolidated statements of operations: Year Ended December 31, 2024 2023 Life-contingent payout annuities $ 156 $ 147 Reconciling items [1] (72) (59) Total premiums $ 84 $ 88 [1] Reconciling items represent premiums related to fully reinsured traditional life insurance and other lines of business, net of reinsured amounts. Year Ended December 31, 2024 2023 Undiscounted expected future benefits and expenses $ 18,430 $ 18,127 Weighted-average duration of the liability (in years) 11.2 11.9 Weighted-average interest accretion rate 2.1% 1.3 % Weighted-average discount rate 5.6% 4.9 % The following presents supplemental disclosures related to the LFPBs for life-contingent payout annuities: TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 10. Reserve for Future Policy Benefits (continued) F-59

11. Other Policyholder Funds and Benefits Payable Other policyholder funds and benefits payable consists of the following: As of December 31, 2024 2023 Policyholder account balances [1] $ 25,882 $ 28,107 Unearned revenue reserves [2] 964 1,077 Negative VOBA [2] 648 796 Market risk benefits adjustment [2] (637) (697) Embedded derivatives [3] 636 536 Other reserves [4] (426) (317) Other policyholder funds and benefits payable $ 27,067 $ 29,502 [1] Refer to the subsequent tables for a rollforward of PABs. [2] Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for rollforwards of URR, negative VOBA, and FIA MRB adjustment. [3] Refer to Note 5 - Fair Value Measurements for rollforwards of the embedded derivatives associated with FIA and the indexed- linked features of certain fully reinsured UL products. [4] Represents the unaccreted host contract adjustments associated with FIA contracts and other reserves excluded from the subsequent tables. Balance as of January 1, 2023 $ 2,920 $ 2,732 $ 6,848 $ 2,309 $ 1,959 16,768 Deposits 2 — 469 243 2 716 Policy charges (1) — (11) — (23) (35) Surrenders and other benefits (535) (549) (830) (320) (84) (2,318) Transfers from separate accounts — — — 7 42 49 Interest credited 84 72 105 25 95 381 Other — 1 5 (3) (2) 1 Balance as of December 31, 2023 2,470 2,256 6,586 2,261 1,989 15,562 Other business [1] — 790 — — 11,755 12,545 Adjusted balance $ 2,470 $ 3,046 $ 6,586 $ 2,261 $ 13,744 $ 28,107 The following presents a rollforward of PABs, by product: Variable Annuities Fixed Annuities Fixed Indexed Annuities Non-Life Contingent Payout Annuities Universal Life and Other Total TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-60

Balance as of January 1, 2024 $ 2,470 $ 2,256 $ 6,586 $ 2,261 $ 1,989 $ 15,562 Deposits 2 — 394 212 — 608 Policy charges (1) — (10) — (21) (32) Surrenders and other benefits (439) (501) (1,088) (325) (53) (2,406) Transfers from (to) separate accounts (3) — — 5 42 44 Interest credited 71 62 233 31 101 498 Other (3) (5) (7) 6 2 (7) Balance as of December 31, 2024 2,097 1,812 6,108 2,190 2,060 14,267 Other business [1] — 781 — — 10,834 11,615 Adjusted balance $ 2,097 $ 2,593 $ 6,108 $ 2,190 $ 12,894 $ 25,882 The following presents a rollforward of PABs, by product: (continued) Variable Annuities Fixed Annuities Fixed Indexed Annuities Non-Life Contingent Payout Annuities Universal Life and Other Total [1] Represents the account value of fully reinsured blocks whose activity is not included in the table above. These blocks were previously reinsured prior to 2023. Variable Annuities Fixed Annuities Fixed Indexed Annuities Non-Life Contingent Payout Annuities Universal Life and Other Total As of December 31, 2024 Weighted-average crediting rate 3.1% 3.0% 3.8% 1.4% 5.0% 3.4 % Net amount at risk [1] $ — $ — $ — $ — $ 887 $ 887 Cash surrender value [2] 2,095 1,802 5,968 — 550 10,415 As of December 31, 2023 Weighted-average crediting rate 3.5% 2.9% 1.6% 1.1% 4.8% 2.4 % Net amount at risk [1] $ — $ — $ — $ — $ 915 $ 915 Cash surrender value [2] 2,456 2,198 6,437 — 521 11,612 The following table presents the weighted-average crediting rate, net amount at risk (“NAR”), and CSV for PABs, by product: [1] NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date. The NAR associated with MRBs are presented within Note 12 - Market Risk Benefits. NAR for Variable Annuities is based on total account balances and includes both policyholder account balances and separate account balances. [2] CSV represents the amount of the contractholder’s account balance distributable at the balance sheet date, less certain surrender charges and market value adjustments. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 11. Other Policyholder Funds and Benefits Payable (continued) F-61

As of December 31, 2024 Variable Annuities Less than 2.0% $ — $ 37 $ 43 $ — $ 80 2.0% - 4.0% 1,813 201 3 — 2,017 Greater than 4.0% — — — — — Total 1,813 238 46 — 2,097 Fixed Annuities Less than 2.0% 3 1 1 4 9 2.0% - 4.0% 1,374 163 252 9 1,798 Greater than 4.0% 5 — — — 5 Total 1,382 164 253 13 1,812 Fixed Indexed Annuities Less than 2.0% 111 — 87 691 889 2.0% - 4.0% 485 1 8 — 494 Greater than 4.0% — — — — — Total 596 1 95 691 1,383 Universal Life and Other Less than 2.0% — — — — — 2.0% - 4.0% 849 — — — 849 Greater than 4.0% 1,211 — — — 1,211 Total 2,060 — — — 2,060 As of December 31, 2023 Variable Annuities Less than 2.0% $ 60 $ 96 $ — $ — $ 156 2.0% - 4.0% 2,122 143 49 — 2,314 Greater than 4.0% — — — — — Total 2,182 239 49 — 2,470 Fixed Annuities Less than 2.0% 7 2 2 3 14 2.0% - 4.0% 1,928 73 225 10 2,236 Greater than 4.0% 6 — — — 6 Total 1,941 75 227 13 2,256 Fixed Indexed Annuities Less than 2.0% 136 — 119 416 671 2.0% - 4.0% 560 3 11 — 574 Greater than 4.0% — — — — — Total 696 3 130 416 1,245 Universal Life and Other Less than 2.0% — — — — — 2.0% - 4.0% 757 — — — 757 Greater than 4.0% 1,232 — — — 1,232 Total $ 1,989 $ — $ — $ — $ 1,989 The following presents the balance of account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums: Range of Guaranteed Minimum Crediting Rates At Guaranteed Minimum 1 Basis Point to 50 Basis Points Above 51 Basis Points to 150 Basis Points Above Greater than 150 Basis Points Above Total TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 11. Other Policyholder Funds and Benefits Payable (continued) F-62

12. Market Risk Benefits As of December 31, 2024 2023 Variable Annuities Fixed Indexed Annuities Total Variable Annuities Fixed Indexed Annuities Total Asset position $ 737 $ 5 $ 742 $ 576 $ 2 $ 578 Liability position 402 472 874 529 545 1,074 Net liability (asset) (335) 467 132 (47) 543 496 Less: ceded market risk benefits [1] (55) (350) (405) (240) (408) (648) Balance, net of reinsurance $ (390) $ 117 $ (273) $ (287) $ 135 $ (152) The following table presents a reconciliation of the gross MRB by product and balance sheet position: [1] Refer to Note 4 - Fair Value Measurements for a rollforward of the Company’s ceded MRBs. Balance as of January 1, 2023 $ 390 $ 489 $ 879 Balance as of January 1, 2023, before effect of changes in the instrument-specific credit risk 524 519 1,043 Issuances (10) — (10) Interest accrual 13 29 42 Attributed fees collected 295 7 302 Benefit payments (107) (58) (165) Effect of changes in interest rates (19) (12) (31) Effect of changes in equity markets (619) 19 (600) Effect of changes in equity index volatility (128) 2 (126) Actual policyholder behavior different from expected behavior 17 13 30 Effect of changes in future expected policyholder behavior (10) 21 11 Effect of changes in other future expected assumptions 5 (8) (3) Balance as of December 31, 2023, before effect of changes in the instrument-specific credit risk $ (39) $ 532 $ 493 Cumulative effect of changes in the instrument-specific credit risk (8) 11 3 Balance as of December 31, 2023 $ (47) $ 543 $ 496 The following table presents a rollforward of the net MRB liability (asset), by product: Variable Annuities Fixed Indexed Annuities Total TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-63

Balance as of January 1, 2024 $ (47) $ 543 $ 496 Balance as of January 1, 2024, before effect of changes in the instrument-specific credit risk (39) 532 493 Interest accrual (14) 30 16 Attributed fees collected 287 6 293 Benefit payments (76) (60) (136) Effect of changes in interest rates (207) (63) (270) Effect of changes in equity markets (302) 13 (289) Effect of changes in equity index volatility (9) 1 (8) Actual policyholder behavior different from expected behavior (12) 13 1 Effect of changes in future expected policyholder behavior 24 (30) (6) Effect of changes in future expected assumptions 11 6 17 Other — 2 2 Balance as of December 31, 2024, before effect of changes in the instrument-specific credit risk $ (337) $ 450 $ 113 Cumulative effect of changes in the instrument-specific credit risk 2 17 19 Balance as of December 31, 2024 $ (335) $ 467 $ 132 The following table presents a rollforward of the net MRB liability (asset), by product: (continued) Variable Annuities Fixed Indexed Annuities Total Variable Annuities Fixed Indexed Annuities Total As of December 31, 2023 Net amount at risk [1] $ 389 $ 195 $ 584 Weighted average attained age of contractholders (in years) 74.4 72.4 72.2 As of December 31, 2024 Net amount at risk [1] $ 266 $ 191 $ 457 Weighted average attained age of contractholders (in years) 75.0 73.4 74.1 The following table presents the NAR and weighted average attained age of contract holders for MRBs, by product: [1] NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date, net of reinsurance impacts. For products with multiple guarantees, only the benefit with the highest NAR is presented for the contract. The VA NAR represents the death benefit portion of the contract, as contracts with a withdrawal benefit also contain a death benefit. The FIA NAR represents the withdrawal portion of the contract. The total represents the combined NAR of VA and FIA. The Company’s MRBs primarily relate to VA contracts with GMDB, GMIB, and GMWB guarantee features and FIA contracts with GLWB features and two-tier annuitization benefits. As described in Note 1 - Basis of Presentation and Significant Accounting Policies, MRBs and the related reinsurance are calculated using fair value measurement principles, which considers the price paid that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value of these MRBs are calculated as the present value of expected benefit payments, less the present value of expected fees attributable to the MRB. The determination of the fair value of MRBs requires the use of inputs related to fees and assessments, and assumptions in determining the expected benefits, in excess of the projected account balance. Fair values for VA and FIA contract benefits are calculated using internally developed models because active, observable markets do not exist for the MRB. These assumptions are established using accepted actuarial valuation methods and are considered unobservable inputs to the fair value measurement. Therefore, the fair value estimate of MRBs are classified as a level 3 measurement within the fair value hierarchy and the determination of the significant inputs included in the fair value measurement requires the use of management’s judgment. Assumptions are mostly based on policyholder experience and TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 12. Market Risk Benefits (continued) F-64 pricing assumptions, which are updated for actual experience, if necessary. In 2024, the Company increased its lapse assumption based on actual experience. The significant inputs to the valuation models for these MRBs include actuarially determined assumptions for contractholder behavior, as well as lapse rates, benefit utilization rates, surrender rates, and mortality rates. In addition, significant inputs include capital market assumptions, such as interest rate levels and market volatility assumptions. Variable Annuities The Company’s VA contracts include variable insurance contracts both entered into directly between the Company and an individual policyholder or assumed through reinsurance with other insurers, including assumed separate account products. Products provide a current or future income stream based on the value of the individual's contract at annuitization and can include a variety of guaranteed minimum death and withdrawal benefits. The Company's VA contracts sold to individuals mostly provide GMDBs during the accumulation period that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). In addition, some of the VA contracts provide a GMWB, whereby if the account value is reduced to a specified level through a combination of market declines and withdrawals, the contractholder is entitled to a guaranteed remaining balance, which is generally equal to premiums less withdrawals. Many policyholders with a GMDB also have a GMWB. These benefits are not additive as policyholders that have a product with both guarantees can receive, at most, the greater of the GMDB or GMWB. Fixed Indexed Annuities FIA contracts the Company assumes represent annuity contracts issued by another insurance company under which the Company assumes through reinsurance a quota share of the liabilities. These annuity contracts have a cash value that appreciates based on a GMCR, or the performance of various equity market indices, such as the S&P 500. FIAs generally protect the contract owner against loss of principal and may include GMWBs or enhanced annuitization benefits. For FIA contracts, assumptions include projected equity returns which impact cash flows attributable to indexed strategies, implied equity volatilities, expected index credits and future equity option costs. The models are based on a risk neutral valuation framework and incorporate risk premiums inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. A risk margin is incorporated within the discount rate to reflect uncertainty in the projected cash flows, as well as credit spreads to reflect nonperformance risk, for the Company. As of December 31, 2024 Variable annuities (net of reinsurance): $(390) Discounted cash flows Withdrawal utilization [2] 0.0% to 35.0% 6.9% Increase Withdrawal rates [3] 0.0% to 8.0% 4.3% Increase Lapse rates [4] 0.0% to 80.0% 9.4% Decrease Market volatility [5] 13.4% to 26.9% 20.3% Increase Nonperformance risk [6] 0.6% to 2.6% 1.5% Decrease Mortality rate [7] <0.1% to 62.5% 1.4% Decrease Fixed indexed annuities: $117 Discounted cash flows Withdrawal utilization [2] 0.0% to 37.1% 4.8% Increase Withdrawal rates [3] 2.3% to 8.3% 4.6% Increase Lapse rates [4] 1.6% to 50.0% 8.0% Decrease Market volatility [5] 4.5% to 21.6% 11.3% Increase Nonperformance risk [6] 0.6% to 2.6% 1.5% Decrease Mortality rate [7] <0.1% to 40.0% 5.2% Decrease Option budgets [8] 0.0% to 3.8% 2.0% Increase The following table summarizes the unobservable inputs for MRBs, net of reinsured balances: Fair Value Predominant Valuation Technique Significant Unobservable Input Range Weighted Average Impact of Increase in Input on Fair Value [1] TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 12. Market Risk Benefits (continued) F-65

As of December 31, 2023 Variable annuities (net of reinsurance): $(287) Discounted cash flows Withdrawal utilization [2] 1.0% to 46.0% 15.6% Increase Withdrawal rates [3] 0.0% to 8.0% 4.3% Increase Lapse rates [4] 0.0% to 40.0% 6.0% Decrease Market volatility [5] 10.5% to 26.9% 20.4% Increase Nonperformance risk [6] 0.6% to 2.5% 1.6% Decrease Mortality rate [7] <0.1% to 62.5% 1.4% Decrease Fixed indexed annuities: $135 Discounted cash flows Withdrawal utilization [2] 0.0% to 42.4% 2.7% Increase Withdrawal rates [3] 2.3% to 8.3% 4.5% Increase Lapse rates [4] 0.0% to 30.0% 3.5% Decrease Market volatility [5] 4.9% to 25.6% 16.7% Increase Nonperformance risk [6] 0.6% to 2.5% 1.7% Decrease Mortality rate [7] <0.1% to 40.0% 2.5% Decrease Option budgets [8] 0.0% to 3.8% 1.9% Increase The following table summarizes the unobservable inputs for MRBs, net of reinsured balances: (continued) Fair Value Predominant Valuation Technique Significant Unobservable Input Range Weighted Average Impact of Increase in Input on Fair Value [1] [1] Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. [2] Range represents assumed percentages of policyholders taking withdrawals. [3] Range represents assumed annual percentage of allowable amount withdrawn. [4] Range represents assumed annual percentages of policyholders electing a full surrender. [5] Range represents implied market volatilities for equity indices based on multiple pricing sources. [6] Range represents Company credit spreads. [7] Mortality rates vary by age and by demographic characteristics, such as gender. The range shown reflects the mortality rate for policyholders. Mortality rate assumptions are set based on policyholder experience. [8] Range represents assumed annual budget for index options. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 12. Market Risk Benefits (continued) F-66

13. Debt Collateralized Advances The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the Connecticut Department of Insurance in order to exceed these limits. The Company had no borrowings from the FHLB as of December 31, 2024 and 2023, and there were no advances outstanding. Collateral pledged by the Company to the FHLB was $388 and $416, respectively, as of December 31, 2024 and 2023. 14. Income Taxes The expected tax provision computed on pre-tax income has been calculated using the U.S. federal statutory tax rate of 21%. A reconciliation of the difference between the expected tax provision at the U.S. federal income tax rate to the Company’s income tax expense (benefit) is as follows: Year Ended December 31, 2024 2023 2022 Expected tax provision on pre-tax income U.S. federal income tax rate $ 12 $ 1 $ 152 Dividends received deduction (29) (34) (38) Foreign related investments (5) (6) (7) Other 2 — — Income tax expense (benefit) $ (20) $ (39) $ 107 The separate account dividends received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis. Income tax expense (benefit) consists of the following: Year Ended December 31, 2024 2023 2022 Current income taxes - U.S. Federal $ (35) $ (2) $ (17) Deferred income taxes - U.S. Federal 15 (37) 124 Income tax expense (benefit) $ (20) $ (39) $ 107 TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-67

Deferred Tax Assets Tax basis deferred policy acquisition costs $ 154 $ 142 Value of business acquired and reserves 101 174 Net operating loss carryover 23 28 Employee benefits 4 4 Foreign tax credit carryover 25 22 Net unrealized loss on investments 516 523 Deferred reinsurance gain 214 239 Total deferred tax assets 1,037 1,132 Less: valuation allowance — — Total deferred tax assets, net of valuation allowance 1,037 1,132 Deferred Tax Liabilities Investment related items (260) (295) Other (9) (9) Total deferred tax liabilities (269) (304) Deferred income taxes $ 768 $ 828 Deferred income taxes consist of the following: As of December 31, 2024 2023 The statute of limitations on the examination of U.S. federal tax returns is closed through the 2020 tax year, with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2024 and 2023, the Company had no reserves for uncertain tax positions. As of December 31, 2024 and 2023, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months. The Company recognized no interest expense for the years ended December 31, 2024 and 2023. The Company had no interest payable as of December 31, 2024 and 2023. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties. The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years, the impact of tax elections and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching. Net Operating Loss Carryover As of December 31, 2024 and 2023, net deferred income taxes included the expected tax benefit related to U.S. NOLs of $110 and $132, respectively. The U.S. NOLs were generated in 2018 and subsequent years and are attributable to the Company's U.S. subsidiaries. The losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. As of December 31, 2024 and 2023, $0 and $62, respectively, of the losses are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year. Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its NOL carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 14. Income Taxes (continued) F-68

Foreign Tax Credit (“FTC”) Carryover As of December 31, 2024 and 2023, the net deferred income taxes included the expected tax benefit attributable to U.S. FTC carryovers of $25 and $22, respectively, which expire between 2028 and 2034. Given the Company’s expected future earnings, the Company believes sufficient taxable income will be generated after the application of any available NOL to fully use the FTC carryover prior to expiration. Although the Company believes that there will be sufficient future taxable income to fully recover the remainder of the FTC carryover, the Company’s estimate of the likely realization may change over time. Corporate Alternative Minimum Tax (“CAMT”) The Inflation Reduction Act of 2022 introduced a 15% CAMT among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income AFSI of certain corporations with average annual AFSI over a three-year period in excess of $1 billion. The Company has determined that it is not an applicable corporation and therefore its U.S. taxpayer subsidiaries are not subject to CAMT for the years ended December 31, 2024 and 2023. Since enactment of the CAMT, the U.S. Treasury Department and Internal Revenue Service continue to issue guidance to the public. The Company will continue to evaluate the guidance and assess its impact, if any in future years. Global Minimum Corporate Tax Rate On October 8, 2021, the Organization for Economic Cooperation and Development (“OECD”) announced that members of the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting (the “Inclusive Framework”) agreed to a two-pillar solution to address the tax challenges associated with the digitalization of the economy. On December 20, 2021, the OECD released the Pillar Two model rules, which define the global minimum tax and call for the taxation of large corporations at a minimum rate of 15%. The OECD has since issued commentary and additional administrative guidance related to the Inclusive Framework agreement. Certain jurisdictions in which the Company's related parties operate have enacted Pillar Two legislation that became effective on January 1, 2024. While the Company’s indirect parent is in scope of the enacted legislation, we do not expect Pillar Two to have a material impact on the Company’s current year financial results. We will continue to monitor regulatory developments to access potential impacts on our consolidated financial statements as additional guidance is released. 15. Commitments and Contingencies Contingencies Relating to Corporate Litigation and Regulatory Matters Management evaluates each contingent matter separately. A loss is recorded if it is probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses. Litigation The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserve for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the Company’s financial condition, results of operations or cash flows of the Company. On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in a putative class action lawsuit in the United States District Court for the District of Massachusetts. The case is captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. The lawsuit relates to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a former third-party service provider for Talcott Resolution, uses the MOVEit file transfer system in the performance of its services. PBI used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 14. Income Taxes (continued) F-69

Plaintiff seeks to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiff alleges that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaint asserts claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend the action. The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s financial condition, results of operations or cash flows in particular quarterly or annual periods. Contingent Commitments As of December 31, 2024, the Company had outstanding commitments to make certain investments, primarily capital contributions to investment funds, totaling $941. We expect most commitments to be called over the next five years, however, these commitments could become due any time upon counterparty request. Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or RBC tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2024 and 2023 was $37 and $294, respectively. The aggregate fair value of collateral posted for these derivatives was $41 and $461. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities. Guaranty Fund and Other Insurance-Related Assessments In the U.S., insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state. Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the consolidated balance sheets. As of December 31, 2024 and 2023, the liability balance was $2 and $4, respectively. As of December 31, 2024 and 2023, amounts related to premium tax offsets of $3 and $1, respectively, were included in other assets on the consolidated balance sheets. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 15. Commitments and Contingencies (continued) F-70

16. Related Party Transactions Intercompany Liquidity Agreements The Company and its subsidiaries entered into several short-term related party Intercompany Liquidity Agreements, permitting the Company and its subsidiaries to borrow from and loan to their related parties. As of December 31, 2024, the Company’s related parties borrowed $540 from the Company. During 2024, the Company received $150 in re-payments associated with prior loans. Sixth Street The Company has entered into the following arrangements with Sixth Street, a related party of our owners: • Investment Management Services Agreement As of December 31, 2024 and 2023, 8.0% ($1,623) and 3.6% ($798), respectively, of the Company's general account assets were managed by Sixth Street. The Company recorded expenses related to these arrangements of $6 and $3 for the years ended December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, amounts payable under the above agreement was $2 and $1, respectively. • Investments Included in the above Sixth Street managed assets are $213 and $87, respectively, of investments that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2024, outstanding commitments for these investments were $250. Other A related party, Talcott Administration Services Company, LLC (“TASC”), administers private placement life insurance business for the Company in exchange for a fee. For the years ended December 31, 2024, 2023, and 2022, fees incurred for these services were $54, $52, and $53, respectively. In January 2024, the Company sold a previous subsidiary to its indirect parent TLI for $16. For information related to related party reinsurance arrangements with TR Re, see Note 1 — Basis of Presentation and Significant Accounting Policies and Note 6 — Reinsurance. 17. Equity Common Stock All of the Company’s common stock is owned by TR Re. No common stock transactions occurred for the years ended December 31, 2024, 2023, and 2022. Dividends Refer to the statements of changes in stockholder's equity and statements of cash flows for details regarding dividends declared and/or paid by the Company for the years ended December 31, 2024, 2023, and 2022. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-71

Accumulated Other Comprehensive Loss Unrealized loss on available-for-sale securities without an allowance for credit losses: Beginning balance $ (1,947) $ (2,622) $ (16) Other comprehensive income (loss) before reclassifications and taxes (195) 310 (3,710) Reclassification adjustments [1] 231 544 412 Income tax expense (benefit) (8) (179) 692 Other comprehensive income (loss), net of tax 28 675 (2,606) Sale of consolidated subsidiary to parent 1 — — Ending balance (1,918) (1,947) (2,622) Unrealized gain (loss) on cash flow hedges: Beginning balance (23) (27) — Other comprehensive income (loss) before taxes (3) 5 (34) Income tax expense (benefit) 1 (1) 7 Other comprehensive income (loss), net of tax (2) 4 (27) Ending balance (25) (23) (27) Gain (loss) related to discount rate for reserve for future policy benefits: Beginning balance 647 859 (14) Other comprehensive income (loss) before taxes 197 (268) 1,105 Income tax expense (benefit) (41) 56 (232) Other comprehensive income (loss), net of tax 156 (212) 873 Ending balance 803 647 859 Gain related to credit risk for market risk benefits: Beginning balance (2) 131 35 Other comprehensive income (loss) before taxes (16) (168) 121 Income tax expense (benefit) 3 35 (25) Other comprehensive income (loss), net of tax (13) (133) 96 Ending balance (15) (2) 131 Accumulated other comprehensive income (loss): Beginning balance (1,325) (1,659) 5 Other comprehensive loss before reclassifications and taxes (17) (121) (2,518) Reclassification adjustments [1] 231 544 412 Income tax expense (benefit) (45) (89) 442 Other comprehensive income (loss), net of tax 169 334 (1,664) Sale of consolidated subsidiary to parent 1 — — Ending balance $ (1,155) $ (1,325) $ (1,659) The following provides changes in AOCI: Year Ended December 31, 2024 2023 2022 [1] Recorded in investment related losses, net in the consolidated statements of operations. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 17. Equity (continued) F-72

18. Statutory Results The Company and its U.S. insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from US GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with US GAAP vary between U.S. and foreign jurisdictions. The principal differences are that statutory financial statements: • Do not reflect DAC and VOBA; • Limit deferred income taxes; • Predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves; • Generally carry bonds at amortized cost; • Require that ceding commissions paid on reinsurance transactions be expensed in the period incurred; and • Upon satisfying the requirements for reinsurance credit, establish certain assets and reduce certain liabilities for the impact of associated reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital". Statutory net income and statutory capital for the Company and its U.S. insurance subsidiaries are as follows: Year Ended December 31, 2024 2023 2022 Combined statutory net income [1] $ 273 $ 48 $ 441 [1] Statutory accounting practices do not consolidate the net income or loss of subsidiaries that report under US GAAP. The combined statutory net income above represents the total statutory net income of the Company and its other insurance subsidiaries, with certain adjustments for transactions between the Company’s insurance subsidiaries, such as dividend income. As of December 31, 2024 2023 Statutory capital $ 1,740 $ 2,188 The Company relies upon a practice prescribed by Connecticut state law which allows the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The following presents the effect of the prescribed practice to the U.S. statutory financial statements: As of and Year Ended December 31, 2024 2023 Change to capital and surplus due to prescribed practice 26 27 Restrictions on Dividends The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the State of Connecticut Insurance Department (“the Department”) for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31st of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. Approval is also required for any dividend which exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) F-73 capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company. The following presents the dividend limits on, and the dividends declared and/or paid by, the Company and its U.S. insurance subsidiaries: Year Ended December 31, 2024 2023 TL Other subsidiaries TL Other subsidiaries Dividends paid $ — $ 275 $ 575 $ 95 Dividends declared but not paid — — — — Total dividends — 275 575 95 Maximum permitted without prior approval 571 428 578 95 Other distributions paid with permission from the Department 571 — — 36 For the year ending December 31, 2025, the dividend limitation for TL and other U.S. insurance subsidiaries is $631 and $171, respectively. Regulatory Capital Requirements The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2024 and 2023. The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities. 19. Revenue from Contracts with Customers The Company recognizes revenue from contracts with customers when, or as, goods or services are transferred to customers, in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services. The Company earns revenues from these contracts primarily for administration and distribution services fees from offering certain fund families as investment options in its VA products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned. The Company’s administration and distribution services fees were $94, $94, $76 for the years ended December 31, 2024, 2023 and 2022, respectively. 20. Subsequent Events The Company has evaluated subsequent events through April 3, 2025, the date the financial statements were issued. In February 2025, the Company declared a dividend to TR Re for $125. The dividend was paid in March 2025. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Notes to Consolidated Financial Statements (continued) 18. Statutory Results (continued) F-74

Report of Independent Registered Public Accounting Firm To the Stockholder and the Board of Directors of Talcott Resolution Life Insurance Company Opinion on the Financial Statements Schedules We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated April 3, 2025 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I and IV. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. /s/ DELOITTE & TOUCHE LLP Hartford, Connecticut April 3, 2025 We have served as the Company's auditor since 2002. F-75

Financial Statement Schedules [1] Schedule I — Summary of Investments — Other than Investments in Related Parties ($ in millions) As of December 31, 2024 Type of Investment Cost [1] Fair Value Amount at which Shown on the Balance Sheet Fixed Maturities Bonds: U.S. government and government agencies and authorities $ 1,347 $ 932 $ 932 States, municipalities and political subdivisions 683 539 539 Foreign governments 510 462 462 Public utilities 939 763 763 All other corporate bonds 8,961 7,464 7,464 Redeemable preferred stock 8 8 8 Structured securities 3,310 3,164 3,164 Total fixed maturities 15,758 13,332 13,332 Equity Securities Industrial, miscellaneous, and all other common stock 20 23 23 Non-redeemable preferred stocks 117 111 111 Total equity securities 137 134 134 Mortgage loans on real estate 1,851 1,654 1,835 Policy loans 1,571 1,571 1,571 Other long-term investments 1,822 1,522 1,526 Short-term investments 797 797 797 Total investments $ 21,936 $ 19,010 $ 19,195 [1] Amortized cost of short-term investments, mortgage loans on real estate, and fixed maturity securities, including those accounted for using the FVO. Other long-term investments consist of the original cost of equity securities, ICOLI investments, and derivatives, as well as the original cost adjusted for equity in earnings and distributions of investment funds, including those accounted for using the FVO. TALCOTT RESOLUTION LIFE INSURANCE COMPANY F-76

Schedule IV — Reinsurance ($ in millions) Direct Amount Ceded to Other Companies Assumed From Other Companies Net Amount Percentage of Amount Assumed to Net As of and Year Ended December 31, 2024 Life insurance in-force $ 207,146 $ 142,421 $ 141 $ 64,866 — % Premiums, policy charges and fee income Life insurance 2,197 1,889 405 713 57 % Accident & health insurance 11 11 — — — % Total premiums, policy charges and fee income $ 2,208 $ 1,900 $ 405 $ 713 57 % As of and Year Ended December 31, 2023 Life insurance in-force $ 214,278 $ 150,452 $ 147 $ 63,973 — % Premiums, policy charges and fee income Life insurance 2,201 1,880 413 734 56 % Accident & health insurance 11 11 — — — % Total premiums, policy charges and fee income $ 2,212 $ 1,891 $ 413 $ 734 56 % As of and Year Ended December 31, 2022 Life insurance in-force $ 222,398 $ 158,750 $ 155 $ 63,803 — % Premiums, policy charges and fee income Life insurance 2,271 1,873 210 608 35 % Accident & health insurance 12 12 — — — % Total premiums, policy charges and fee income $ 2,283 $ 1,885 $ 210 $ 608 35 % TALCOTT RESOLUTION LIFE INSURANCE COMPANY Financial Statement Schedules F-77